PROSPECTUS 2006

HIGH WATERMARK FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  o     2010 HIGH WATERMARK FUND

                                                  o     2015 HIGH WATERMARK FUND

                                                  o     2020 HIGH WATERMARK FUND

                                                        Class A and C Shares

[AIG LOGO]  SUNAMERICA
            MUTUAL FUNDS

Shares of the AIG SunAmerica Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risk, including the possible loss of principal amount invested.

--------------------------------------------------------------------------------
FEBRUARY 28, 2006                                                     PROSPECTUS
--------------------------------------------------------------------------------

AIG SERIES TRUST

2010 HIGH WATERMARK FUND
2015 HIGH WATERMARK FUND
2020 HIGH WATERMARK FUND
(CLASS A AND C SHARES)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

TABLE OF CONTENTS

FUND HIGHLIGHTS ..........................................................    2

SHAREHOLDER ACCOUNT INFORMATION ..........................................   11

MORE INFORMATION ABOUT THE FUNDS .........................................   22

   INVESTMENT STRATEGY ...................................................   23

   ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS .........................   26

   GLOSSARY ..............................................................   30

      INVESTMENT TERMINOLOGY .............................................   30

      RISK TERMINOLOGY ...................................................   31

FUND MANAGEMENT ..........................................................   33

                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A

The following questions and answers are designed to give you an overview of the three Funds of AIG Series Trust offered through this Prospectus -- 2010 High Watermark Fund, 2015 High Watermark Fund and 2020 High Watermark Fund (each a "Fund," and collectively the "Funds") -- and to provide you with information about the Funds' investment goals, principal investment strategies, and principal investment techniques. Each Fund has the same investment goals and investment strategy, but has a different Protected Maturity Date (e.g., 2010, 2015, 2020). Each Fund's goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that the investment goals of the Funds will be met or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Funds," on pages 22-29 and the glossary that follows on page 30.

--------------------------------------------------------------------------------

The INVESTMENT PERIOD for Class A and Class C of each Fund commenced on June 25, 2004 and ends on that Fund's Protected Maturity Date, at which time the Fund will liquidate and cease operations. During its Investment Period, a Fund will make a continuous public offering of its shares. Under certain limited circumstances, a Fund may close to new investments or liquidate altogether prior to its scheduled Protected Maturity Date. Please see pages 24-26 of this Prospectus for further information.

The PROTECTED MATURITY Date for each of the Funds is:

2010 High Watermark Fund     August 31, 2010

2015 High Watermark Fund     August 31, 2015

2020 High Watermark Fund     August 31, 2020

NET ASSET VALUE, or NAV is the value of a Fund's assets minus all liabilities divided by the number of shares outstanding. The Funds calculate their NAV each business day.

The PROTECTED HIGH WATERMARK VALUE for a Fund is the highest net asset value per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and
(iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution.

EXTRAORDINARY EXPENSES means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund's business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund or any other non-recurring, non-operating expenses).

--------------------------------------------------------------------------------

Q:    WHAT ARE THE FUNDS' INVESTMENT GOALS?

A: Each Fund seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected Maturity Date at least equal to the Protected High Watermark Value (as defined below). Each Fund seeks high total return as a secondary objective.

Q:    WHAT ARE THE FUNDS DESIGNED TO ACHIEVE?

A: The Funds are designed to return to shareholders on their Protected Maturity Dates the highest NAV attained during their existence, adjusted as a result of dividends, distributions and any extraordinary expenses. More specifically, each Fund undertakes (the "Payment Undertaking") that on its Protected Maturity Date, each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution ("Protected High Watermark Value"). Thus, after the payment of each dividend or distribution, a new Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions, and any extraordinary expenses. The proportionate adjustment owing to the dividends and distributions, and the reduction for any extraordinary expenses is discussed in detail under "More Information About the Funds - The Payment Undertaking," on page 22.

Q:    WHAT ARE THE FUNDS' PRINCIPAL STRATEGIES AND TECHNIQUES?

A: The Funds seek to generate capital appreciation by dynamically allocating their portfolio exposure to U.S. equity markets (consisting of exchange traded S&P 500 Index futures and options on these futures or options on the index) and to U.S. fixed income markets (consisting of U.S. government securities, primarily STRIPS and other zero-coupon securities, and high-grade money market instruments).

      The Funds' adviser, Trajectory Asset Management LLC (the "Adviser"), implements the dynamic exposure allocation strategy through a disciplined quantitative investment approach that seeks to maximize prospects for capital appreciation while preserving investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on its Protected Maturity Date.

--------------------------------------------------------------------------------

      Simply put, this involves initially purchasing a portfolio of government securities with maturities approximating to a Fund's Protected Maturity Date and investing the balance of the Fund's assets in money market instruments. The estimated future value of these fixed-income investments, reflecting the anticipated accretion in value from the bonds, exceeds the Fund's initial net assets, and provides an expected surplus value which can offset estimated potential losses that may result, in the future, from the Fund's equity market exposures. The Adviser's proprietary exposure allocation formulae employ this expected surplus value along with other factors to determine an Equity Risk Budget, which sets the Fund's maximum permitted equity exposure. To the extent of its Equity Risk Budget, a Fund achieves exposure to the equity market by purchasing S&P 500 Index futures and, at times, options on those futures. As gains are earned, they are re-invested in money market instruments, government securities, index futures and options in direct proportion to the Fund's existing portfolio. Losses on S&P 500 Index futures may reduce the Fund's Equity Risk Budget. Proceeds from net new purchases of Fund shares are invested in government securities, money market instruments, and S&P 500 Index futures and options in direct proportion to the Fund's existing portfolio; net redemptions of Fund shares (expected to be minimal because they are inconsistent with the investment hypothesis of the Funds) are met through liquidation of each respective portion of the Fund's portfolio holdings. The Fund's Equity Risk Budget is recalculated daily and can lead to daily changes in the Fund's exposure to fixed-income and equity markets.

      More information about the strategy for allocating exposure to U.S. equity markets and U.S. fixed income markets is provided on pages 23-26.

Q:    HOW ELSE ARE THE FUNDS' HIGH WATERMARK VALUES PROTECTED?

A: The Payment Undertaking is backed by a master agreement ("Master Agreement") between AIG Series Trust, on behalf of the Funds, and Prudential Global Funding, Inc. ("PGF"), under which PGF will pay to each Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent, Prudential Financial, Inc. ("Prudential Financial"). Further information about PGF and Prudential Financial is provided below on pages 34-35 of this Prospectus.

THE PROTECTED HIGH WATERMARK VALUE ON A PER SHARE BASIS IS REDUCED BY DIVIDENDS AND DISTRIBUTIONS PAID; A SHAREHOLDER WHO REINVESTS DIVIDENDS AND DISTRIBUTIONS, HOWEVER, RECEIVES ADDITIONAL SHARES THAT MAINTAIN HIS OR HER AGGREGATE PROTECTED HIGH WATERMARK VALUE. A SHAREHOLDER'S AGGREGATE PROTECTED HIGH WATERMARK VALUE MAY BE REDUCED, AS MORE FULLY EXPLAINED IN THIS PROSPECTUS:

      o IF THE SHAREHOLDER TAKES ANY DIVIDENDS OR DISTRIBUTION IN CASH INSTEAD OF REINVESTING THEM IN ADDITIONAL SHARES OF THE FUNDS;

      o     IF HE OR SHE REDEEMS ANY SHARES BEFORE THE PROTECTED MATURITY DATE;

      o     IF THERE ARE EXTRAORDINARY EXPENSES INCURRED BY THE FUND;

      o IF THE FUNDS' INVESTMENT STRATEGY OTHERWISE IS UNSUCCESSFUL, OR IF THE MANAGER, THE FUND OR THE ADVISER FAILS TO PERFORM CERTAIN OBLIGATIONS UNDER THE MASTER AGREEMENT;

      o IF BOTH PGF AND PRUDENTIAL FINANCIAL FAIL TO MEET THEIR OBLIGATIONS UNDER THE MASTER AGREEMENT;

      o     IF THERE IS AN EARLY TERMINATION OF THE MASTER AGREEMENT; OR

      o     IF THERE IS AN AUTOMATIC CONVERSION FROM CLASS C SHARES TO CLASS A
            SHARES

SEE "MORE INFORMATION ABOUT THE FUNDS -- THE PAYMENT UNDERTAKING" AND "-- ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS."

--------------------------------------------------------------------------------

S&P 500 INDEX FUTURES are legally binding agreements for the future sale by one party and purchase by another party of a specified amount of the S&P 500 Index for a specified price on a designated future date. A futures contract is part of a class of instruments called derivatives, so named because these instruments derive their value from the worth of the underlying investments.

ZERO-COUPON GOVERNMENT SECURITIES are debt obligations that are issued or purchased at a significant discount from face value and increase or accrete in value at maturity. Zero-coupon government securities do not require periodic payment of interest and are highly interest rate sensitive. The difference between what you pay for a zero-coupon government security and what it pays at maturity is the amount of interest earned, assuming the zero-coupon government security is held until maturity.

STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES) are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.

The EQUITY RISK BUDGET for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund. It is determined mathematically by the Adviser, employing proprietary formulae that seek to limit the estimated maximum probable loss resulting from the Fund's exposure to equity markets to an amount which can be recouped by the future accretion of value in the Fund's fixed income portfolio, so that the Fund's expected NAV at maturity is greater than its Protected High Watermark Value. Generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund.

--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:    WHAT ARE THE FUNDS' PRINCIPAL RISKS?

A: You could lose money on an investment in a Fund. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Funds.

      The principal risks of an investment in the Funds involve opportunity costs, interim redemption risk (i.e., the risks associated with redemption prior to a Fund's Protected Maturity Date), and early termination risk, as well as the risks associated with exposure to the equity and fixed income markets. Opportunity costs involve the likelihood that a Fund's equity exposure drops to a low level or is eliminated altogether during periods of low interest rates or declining equity markets. This would reduce a Fund's ability to participate in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities. Investors can realize significant losses if they redeem their shares before a Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to maturity and the actual NAV of Fund shares on the date of redemption. This shortfall could be more pronounced in an environment of rising interest rates or a declining stock market. If a Fund's portfolio were to terminate before the Fund's Protected Maturity Date, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses. In addition, because the Funds participate in both the equity and debt markets, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

      Non-principal risks of investing in the Funds include interest rate risk; the risk of the use of futures contracts; the risk that, under certain circumstances, the Master Agreement may require all of a Fund's assets to be invested in fixed income securities; the risk of an Early Closure Condition; the risk of termination of the Master Agreement; and the risk of default of PGF and Prudential Financial. These risks are described in detail below on pages 26-29 of this Prospectus.

--------------------------------------------------------------------------------

An EARLY CLOSURE CONDITION is a circumstance where the Adviser allocates all of a Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments.

An EARLY FUND TERMINATION is a circumstance where a Fund will terminate by accelerating its Protected Maturity Date and distribute liquidation proceeds to its shareholders if all of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. In the event of an Early Fund Termination, the Master Agreement with PGF will be accelerated so that the liquidation proceeds equal the Fund's protected High Watermark Value.

--------------------------------------------------------------------------------

Q: HOW DO THE FUNDS DIFFER FROM ORDINARY PRINCIPAL PROTECTED OR TARGET MATURITY FUNDS?

A: Ordinary principal protected funds only offer protection on an investor's initial investment and provide no assurance of preserving investment gains. Moreover, those funds only offer their shares for a limited period and then close to new investments.

      In contrast, the High Watermark Funds CONTINUOUSLY OFFER THEIR SHARES and provide the flexibility to make systematic investments over time targeted to chosen Protected Maturity Dates. More importantly, the Funds seek to PRESERVE INVESTMENT GAINS and return the Protected High Watermark Value at the Protected Maturity Date -- EVEN IF IT WAS ATTAINED BEFORE THE INVESTOR WAS A SHAREHOLDER OF THE FUND.

      Ordinary target maturity funds seek to tailor their portfolios' risk levels to suit their time horizons. As maturity approaches, these funds generally reallocate their portfolios (e.g., by reducing their portfolios' allocation to stocks and increasing their fixed income exposure, but reducing the duration of their fixed income securities) so as to reduce expected risk and consequently expected return.

      The High Watermark Funds generally tailor their portfolios' risk level over time in a manner similar to ordinary target maturity funds. In contrast to ordinary target maturity funds, however, the High Watermark Funds seek to preserve principal and investment gains at the Protected Maturity Date.

--------------------------------------------------------------------------------

Q:    WHO ARE THE FUNDS DESIGNED FOR?

A: The Funds' Payment Undertaking can assist investor planning by assuring a certain minimum value of investment on a particular Protected Maturity Date. Generally, the Funds should be purchased only by investors who:

      o have a long-term investment horizon compatible with the chosen Fund's Protected Maturity Date,

      o seek potential for capital appreciation but place a premium on capital preservation,

      o     want a professionally managed and diversified portfolio, and

      o     are not seeking current income through cash dividends.

      The Funds are inappropriate as:

      o a means of "capturing" a Protected High Watermark Value that exceeds today's NAV. The protected "yield" that a new investor would earn would generally be inferior to Treasury bonds of like duration. If this were not the case, then the Early Closure Condition provision in the Master Agreement (as discussed below) would require that the Fund be closed to new investors. This is true even in periods of rising interest rates, when the disparity between current NAV and the Protected High Watermark Value may be pronounced.

      o a short-term investment, despite the Funds' daily liquidity, since interim losses in value are not protected.

      o an equity substitute, since the Funds' equity exposure is limited and generally declines over time.

Q:    WHAT SPECIAL CONDITIONS APPLY TO THE FUND?

A: The following terms will apply to each Fund upon the occurrence of an Early Closure Condition or an Early Fund Termination.

      o If an Early Closure Condition occurs in the judgment of the Adviser, the Funds will close to new investments, though a new Fund with the same Protected Maturity Date may be established to accept new contributions.

      An Early Fund Termination occurs when a Fund terminates by accelerating its Protected Maturity Date and distributes liquidation proceeds to its shareholders if ALL of the following circumstances happen:

      o If a Fund has had its Equity Risk Budget drop to zero (generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund);

      o The Fund is in the final three years prior to its Protected Maturity Date; and

      o The Fund has a portfolio yield less than total Fund operating expenses.

      In the event of an Early Fund Termination, the Master Agreement with PGF will be accelerated so that the liquidation proceeds equal the Fund's protected High Watermark Value.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:    HOW HAVE THE FUNDS PERFORMED HISTORICALLY?

A: The Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing the performance for the 2005 calendar year, and compare the Fund's average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

2010 HIGH WATERMARK FUND (CLASS A)

                                    [BAR CHART]

                                       '05
                                      ------
                                       0.58%

During the 1-year period shown in the bar chart, the highest return for a quarter was 2.17% (quarter ended 6/30/05) and the lowest return for a quarter was -2.22% (quarter ended 03/31/05).

                                                       Average Annual Total Returns
                                               (as of calendar year ended December 31, 2005)
                                               ---------------------------------------------
                                                                                  Class A
                                               Past One                         and C Since
2010 High Watermark Fund(1)                      Year                           Inception(3)
--------------------------------------------   --------                         ------------
Class C                                         -1.00%                              2.94%
Return Before Taxes (Class A)                   -5.18%                             -0.51%
Return After Taxes on Distributions (Class A)   -5.82%                             -1.11%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class A)(2)       -3.30%                             -0.74%
Dow Jones Target Maturity 2010 Index(4)          3.55%                              6.19%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3)   Class A and C shares commenced offering on June 25, 2004.

(4) The Dow Jones Target Maturity 2010 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index.

(The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

2015 HIGH WATERMARK FUND (CLASS A)

                                    [BAR CHART]

                                       '05
                                       ----
                                       3.39%

During the 1-year period shown in the bar chart, the highest return for a quarter was 4.60% (quarter ended 6/30/05) and the lowest return for a quarter was -2.80% (quarter ended 3/31/05).

                                                        Average Annual Total Returns
                                               (as of calendar year ended December 31, 2005)
                                               ---------------------------------------------
                                                                                   Class A
                                               Past One                          and C Since
2015 High Watermark Fund(1)                      Year                           Inception(3)
---------------------------------------------  --------                         ------------
Class C                                          1.70%                              7.28%
Return Before Taxes (Class A)                   -2.52%                              3.79%
Return After Taxes on Distributions (Class A)   -3.18%                              3.11%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class A)(2)       -1.55%                              2.89%
Dow Jones Target Maturity 2015 Index(4)          4.13%                              7.22%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3)   Class A and C shares commenced offering on June 25, 2004.

(4) The Dow Jones Target Maturity 2015 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing the performance for the 2005 calendar year, and compare the Fund's average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

2020 HIGH WATERMARK FUND (CLASS A)

                                    [BAR CHART]

                                      '05
                                     ------
                                      5.14%

During the 1-year period shown in the bar chart, the highest return for a quarter was 5.49% (quarter ended 6/30/05) and the lowest return for a quarter was -2.13% (quarter ended 3/31/05).

                                                        Average Annual Total Returns
                                               (as of calendar year ended December 31, 2005)
                                               ---------------------------------------------
                                                                                   Class A
                                               Past One                          and C Since
2020 High Watermark Fund(1)                      Year                           Inception(3)
--------------------------------------------   --------                         ------------
Class C                                          3.44%                              8.83%
Return Before Taxes (Class A)                   -0.92%                              5.20%
Return After Taxes on Distributions (Class A)   -1.58%                              4.57%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class A)(2)       -0.50%                              4.11%
Dow Jones Target Maturity 2020 Index(4)          5.20%                              8.56%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3)   Class A and C shares commenced offering on June 25, 2004.

(4) The Dow Jones Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

Q:   WHAT ARE THE FUNDS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                    2010 HIGH WATERMARK FUND    2015 HIGH WATERMARK FUND    2020 HIGH WATERMARK FUND
                                    ------------------------    ------------------------    ------------------------
                                      CLASS A       CLASS C       CLASS A      CLASS C        CLASS A       CLASS C
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of
  offering price)(1)                   5.75%         None          5.75%          None          5.75%        None

Maximum Deferred Sales
  Charge (Load)
  (as a percentage of the lesser
  of the original purchase cost
  or the current market value
  of the redeemed shares)(2)           None          1.00%         None           1.00%          one         1.00%

Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends                 None          None          None           None          None         None

Redemption Fee (as a
  percentage of amount
  redeemed, if applicable)             None          None          None           None          None         None

  Exchange Fee                         None          None          None           None          None         None

  Maximum Account Fee                  None          None          None           None          None         None

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)

  Management Fees(3)                    .65%          .65%         0.65%          0.65%         0.65%        0.65%

  Distribution (12b-1) Fees(4)          .35%         1.00%         0.35%          1.00%         0.35%        1.00%

  Other Expenses(5)                    0.68%         0.67%         0.78%          0.79%         1.08%        1.15%

Total Annual Fund

  Operating Expenses                   1.68%         2.32%         1.78%          2.44%         2.08%        2.80%

Expense Reimbursement                  0.03%         0.02%         0.13%          0.14%         0.43%        0.50%

Net Expenses(6)                        1.65%         2.30%         1.65%          2.30%         1.65%        2.30%

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more are subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. Please see pages 11-13 for more information on the CDSCs.

(3) If the Fund becomes completely and irreversibly invested in fixed income securities, the Management Fees will be .40% for the remainder of the Investment Period.

(4) Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying the Class A sales charge.

(5) The fee of 0.35% paid to PGF under the Master Agreement is included in Other Expenses. Since this fee rate is specific to the terms of the Master Agreement, if the Master Agreement was terminated and AIG Series Trust entered into a new master agreement, the fee payable under the new agreement may be higher than 0.35%. Any increase in the fee payable would be borne by the Fund.

(6) The Board of Trustees, including a majority of the Disinterested Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue for one year and may continue annually thereafter, subject to the approval by the Trustees, including a majority of the Independent Trustees.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                            1 year    3 year    5 year   10 year
                                            ------   -------   -------   -------
       2010 HIGH WATERMARK FUND
       (Class A shares) .................   $  733   $ 1,065   $ 1,420   $ 2,417
       (Class C shares) .................      333       718     1,230     2,636
       2015 HIGH WATERMARK FUND
       (Class A shares) .................   $  733   $ 1,065   $ 1,420   $ 2,417
       (Class C shares) .................      333       718     1,230     2,636
       2020 HIGH WATERMARK FUND
       (Class A shares) .................   $  733   $ 1,065   $ 1,420   $ 2,417
       (Class C shares) .................      333       718     1,230     2,636

You would pay the following expenses if you did not redeem your shares:

                                            1 year    3 year    5 year   10 year
                                            ------   -------   -------   -------
       2010 HIGH WATERMARK FUND
       (Class A shares) .................   $  733   $ 1,065   $ 1,420   $ 2,417
       (Class C shares) .................      233       718     1,230     2,636
       2015 HIGH WATERMARK FUND
       (Class A shares) .................   $  733   $ 1,065   $ 1,420   $ 2,417
       (Class C shares) .................      233       718     1,230     2,636
       2020 HIGH WATERMARK FUND
       (Class A shares) .................   $  733   $ 1,065   $ 1,420   $ 2,417
       (Class C shares) .................      233       718     1,230     2,636

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Fund offers two classes of shares through this Prospectus: Class A and Class C. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

               CLASS A                                   CLASS C

o     Front-end sales charges, as       o     Higher annual expenses than Class
      described below. There are              A shares.
      several ways to reduce these
      charges, also described below.    o     Deferred sales charge on shares
                                              you sell within twelve months of
o     Lower annual expenses than              purchase, as described below.
      Class C shares.
                                        o     Automatic conversion to Class A
                                              shares approximately eight years
                                              after purchase (not applicable to
                                              the 2010 High Watermark Fund).*

* Because Class A shares ordinarily will have a higher NAV than Class C shares because of their lower expense ratio, it may be possible that, following the automatic conversion from Class C shares to Class A shares, the total Protected High Watermark Value of a shareholder's interest could decrease following the conversion.

AN INVESTOR WHO EXCHANGES OUT OF ONE FUND AND INTO ANOTHER FUND DOES NOT "IMPORT" THE PROTECTED HIGH WATERMARK VALUE FROM THE FIRST FUND; RATHER, THE REDEMPTION EXTINGUISHES ANY ENTITLEMENT TO THE FIRST PROTECTED HIGH WATERMARK VALUE AND THE PURCHASE OF THE SECOND FUND STARTS A NEW ENTITLEMENT TO THE SECOND FUND'S PROTECTED HIGH WATERMARK VALUE IF THE SHARES ARE HELD TO THE PROTECTED MATURITY DATE. AN INVESTOR MAY EXCHANGE SHARES OF A FUND FOR SHARES OF THE SAME CLASS OF ANY OTHER FUND DISTRIBUTED BY AIG SUNAMERICA CAPITAL SERVICES, INC. ("DISTRIBUTOR"), EXCEPT FOR SUNAMERICA SENIOR FLOATING RATE FUND. CERTAIN CONDITIONS APPLY TO THE CONVERSION FEATURE IN CONNECTION WITH EXCHANGES, AS DESCRIBED ON PAGE 18.

CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                         Sales Charge             Concession to Dealers
                                               --------------------------------------------------------
                                                    % OF           % OF NET                % OF
YOUR INVESTMENT                                OFFERING PRICE   AMOUNT INVESTED       OFFERING PRICE
                                               --------------------------------------------------------
Less than $50,000 ..........................        5.75%            6.10%                 5.00%
$50,000 but less than $100,000 .............        4.75%            4.99%                 4.00%
$100,000 but less than $250,000 ............        3.75%            3.90%                 3.00%
$250,000 but less than $500,000 ............        3.00%            3.09%                 2.50%
$500,000 but less than $1,000,000 ..........        2.00%            2.04%                 1.75%
$1,000,000 or more* ........................        None             None                  1.00%

* Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Distributor (or the other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under "Information and records to be provided to Fund."

REDUCTION FOR CERTAIN INVESTORS OF CLASS A SHARES. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Funds reserve the right to modify or to cease offering these programs at any time.

      o RIGHTS OF ACCUMULATION. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at asset value), amounts to $50,000 or more. In determining the shares of previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica.

      o LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

      o COMBINED PURCHASES. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS A SHARES. The following individuals and institutions may purchase Class A shares without a sales charge. The Funds reserve the right to modify or to cease offering these programs at any time.

      o FINANCIAL PLANNERS, INSTITUTIONS, BROKER-DEALER REPRESENTATIVES OR REGISTERED INVESTMENT ADVISERS UTILIZING FUND SHARES IN FEE BASED INVESTMENT PRODUCTS UNDER AN AGREEMENT WITH THE DISTRIBUTOR. The following conditions established by the distributor apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the funds may be purchased by clients at net asset value.

      o PARTICIPANTS IN CERTAIN QUALIFIED RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS (OTHER THAN IRAS) WHICH ARE SPONSORED OR ADMINISTERED BY SUNAMERICA OR AN AFFILIATE THEREOF. A plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other AIG SunAmerica Mutual Funds) is at least $400,000,
            (b) the sponsor signs a $400,000 Letter of Intent, or (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees.

      o SELLING BROKERS AND THEIR EMPLOYEES AND SALES REPRESENTATIVES AND THEIR FAMILIES.

--------------------------------------------------------------------------------

WAIVERS FOR CERTAIN INVESTORS FOR CLASS C SHARES. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of Class C shares. The Fund reserves the right to modify or to cease offering these programs at any time.

      o DEATH. Contingent deferred sales charges may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property.

      o DISABILITY. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).

      o DISTRIBUTION OR LOANS. Contingent deferred sales charges may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 591/2 at the time the redemption is made.

      o SYSTEMATIC WITHDRAWAL PLAN. Contingent deferred sales charges may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. Please refer to the "Additional Investor Services" in this Prospectus for more details about this plan.

OTHER SALES CHARGE ARRANGEMENTS AND WAIVERS. The fund and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The fund reserves the right to amend or discontinue these programs at any time without prior notice.

      o DIVIDEND REINVESTMENT. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the same Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account application to elect one of these other options.

      o EXCHANGE OF SHARES. Shares of the Fund may be exchanged for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund at net asset value per share at the time of exchange. Please refer to the "Additional Investor Services" in this Prospectus for more details about this program.

      o REINSTATEMENT PRIVILEGE. Within one year of a redemption of certain Class A and Class C shares, the proceeds of the sale may be invested in the same share class of the same fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a contingent deferred sales charge when you sold your shares, we will credit your account with the dollar amount of the contingent deferred sales charge at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

INFORMATION AND RECORDS TO BE PROVIDED TO FUND. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the "Additional Investor Services" hyperlink.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES

Each class of shares of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:

                                                   ACCOUNT MAINTENANCE AND
          CLASS          DISTRIBUTION FEE                SERVICE FEE
            A                  0.10%                        0.25%
            C                  0.75%                        0.25%

Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

1.    Read this Prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

      o     non-retirement account: $500

      o     retirement account: $250

      o dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Funds are as follows:

      o     non-retirement account: $100

      o     retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

6. As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then-current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

7. If you invest in the Funds through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about its applicable fees.

--------------------------------------------------------------------------------

BUYING SHARES

BUYING SHARES THROUGH YOUR DEALER

You can buy shares through any dealer, broker or financial institution that has a selling agreement with the Distributor. Your dealer will place your order with the Fund on your behalf.

BUYING SHARES THROUGH THE FUND

OPENING AN ACCOUNT                                              ADDING TO AN ACCOUNT
BY CHECK
------------------------------------------------------------------------------------------------------------------------------------

      o     Make out a check for the investment amount,         o     Make out a check for the investment amount payable to the
            payable to the specific Fund or SunAmerica                specific Fund or SunAmerica Funds.
            Funds.

      o     Deliver the check and your completed Account        o     Include the stub from your Fund statement or a note specifying
            Application (and Supplemental Account                     the Fund name, your share class, your account number and the
            Application, if, applicable) to your broker or            name(s) in which the account is registered.
            financial adviser, or mail them to:

               (via regular mail)                               o     Indicate the Fund and account number in the memo section of
               AIG SunAmerica Mutual Funds                            your check.
               c/o BFDS
               P.O. Box 219186                                  o     Deliver the check and your stub or note to your broker or
               Kansas City, MO 64121-9186                             financial adviser, or mail them to:

               (via express, certified and registered mail)           RETIREMENT & NON-RETIREMENT ACCOUNTS:
               AIG SunAmerica Mutual Funds
               c/o BFDS                                                     (via regular mail)
               330 W. 9th St.                                               AIG SunAmerica Mutual Funds
               Kansas City, MO 64105-1514                                   c/o BFDS
                                                                            P.O. Box 219373
      o     All purchases must be in U.S. dollars. Cash,                    Kansas City, Missouri 64121-9373
            money orders and/or travelers checks will not be
            accepted. A $25.00 fee will be charged for all                  (via express, certified and registered mail)
            checks returned due to insufficient funds.                      AIG SunAmerica Mutual Funds
                                                                            c/o BFDS
      o     Accounts can only be opened by check on funds                   330 W. 9th St.
            drawn from a non-U.S. bank if they are processed                Kansas City, MO 64105-1514
            through a brokerage account or the funds are
            drawn from a U.S. branch of a non-U.S. bank. A
            non-resident alien can only open an account
            using funds from a brokerage account. A personal
            check from an investor should be drawn from the
            investor's bank account. In general, starter
            checks, cash equivalents, stale-dated or
            post-dated checks will not be accepted.

BY WIRE
------------------------------------------------------------------------------------------------------------------------------------

      o     Deliver your completed application to your          o     Instruct your bank to wire the amount of your investment to:
            broker or financial adviser or fax it to AIG
            SunAmerica Fund Services, Inc. at 201-324-6496.                 State Street Bank & Trust Company
                                                                            Boston, MA
      o     Obtain your account number by referring to your                 ABA #0110-00028
            statement or by calling your broker or financial                DDA # 99029712
            adviser or Shareholder/Dealer Services at
            1-800-858-8850.                                           Specify the Fund name, your choice of share class, your new
                                                                      Fund number and account number and the name(s) in which the
      o     Instruct your bank to wire the amount of your             account is registered. Your bank may charge a fee to wire
            investment to:                                            funds.

               State Street Bank & Trust Company
               Boston, MA
               ABA #0110-00028
               DDA # 99029712

            Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELLING SHARES

SELLING SHARES THROUGH YOUR BROKER OR FINANCIAL ADVISER

BY MAIL
------------------------------------------------------------------------------------------------------------------------------------

      o     Accounts of any type.                               Your request should include:

      o     Include all signatures and any additional           o     Your name,
            documents that may be required (see next page).
                                                                o     Fund name, share class and account number,
      o     Mail the materials to:
                                                                o     The dollar amount or number of shares to be redeemed,

               (via regular mail)                               o     Any special payment instructions,
               AIG SunAmerica Mutual Funds
               c/o BFDS                                         o     The signature of all registered owners exactly as the account
               P.O. Box 219186                                        is registered, and
               Kansas City, MO 64121-9186
                                                                o     Any special documents required to assure proper authorization.

               (via express, certified and registered mail)     In overnight mail redemption a $15 fee will be deducted from your
               AIG SunAmerica Mutual Funds                      account.
               c/o BFDS
               330 W. 9th St.
               Kansas City, MO 64105-1514

BY PHONE
------------------------------------------------------------------------------------------------------------------------------------

      o     Most accounts.                                      o     A check will be mailed to the name(s) and address in which the account is registered, or to a different address indicated in
      o     Sales of less than $100,000.                              a written authorization previously provided to the Fund by the shareholder(s) on the account.
      o     Call Shareholder/Dealer Services at
            1-800-858-8850, between 8:30 a.m. and 7:00 p.m.
            (Eastern time) on most business days. State the
            Fund name, the name of the person requesting the
            redemption, your share class, your account
            number, the names) in which the account is
            registered and the dollar value or number of
            shares you wish to sell.

BY WIRE
------------------------------------------------------------------------------------------------------------------------------------

If banking instructions exist on your account, this may be      If the account registration at your bank is different than
done by calling Shareholder Services at 1-800-858-8850          your account at AIG SunAmerica, your request must be signature
between 8:30 a.m. and 7:00 p.m. (Eastern time) on most          guaranteed. A notarization is not acceptable.
business days. Otherwise, you must provide, in writing, the
following information:                                          Minimum amount to wire money is $250. A$15 fee will be
                                                                deducted from your account.
o     The fund name, share class and account number
      you are redeeming,

o     Bank or financial institution name,

o     ABA routing number,

o     Account number, and

o     Account registration.

BY INTERNET
------------------------------------------------------------------------------------------------------------------------------------

Visit our web site at www.sunamericafunds.com, and select       Proceeds for all transactions will normally be sent on the
the "View Your Account" hyperlink (generally not available      business day after the trade date. Additional documents may be
for retirement accounts).                                       required for certain transactions and may not be processed via the internet.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

--------------------------------------------------------------------------------

SELLING SHARES IN WRITING. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

      o     your address of record has changed within the past 30 days

      o     you are selling shares worth $100,000 or more

      o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You  can generally obtain a medallion guarantee from the following sources:

      o     a broker or securities dealer

      o     a federal savings, cooperative or other type of bank

      o a savings and loan or other thrift institution o a credit union o a securities exchange or clearing agency.

A notary public CANNOT provide a medallion guarantee.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

TRANSACTION POLICIES

VALUATION OF SHARES. Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Fund's total assets.

BUY AND SELL PRICES. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs (and less any applicable redemption fee).

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial adviser, you should make sure the order is transmitted to the Fund before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the applicable Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing or, you may visit our website at www.sunamericafunds.com, or call FastFacts at 1-800-654-4760.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

EXCHANGES. You may exchange shares of a Fund for shares of the same class of any other fund distributed by the Distributor except for SunAmerica Senior Floating Rate Fund, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Funds at all times also reserve the right to restrict or reject any exchange transactions, for no reason or any reason, without notice. For example, the Funds may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures' section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the fund may consider, among other factors, the investor's trading history in the fund and in other AIG SunAmerica funds.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

AN INVESTOR WHO EXCHANGES OUT OF ONE FUND AND INTO ANOTHER FUND DOES NOT "IMPORT" THE PROTECTED HIGH WATERMARK VALUE FROM THE FIRST FUND; RATHER, THE REDEMPTION EXTINGUISHES ANY ENTITLEMENT TO THE FIRST FUND'S PROTECTED HIGH WATERMARK VALUE AND THE PURCHASE OF THE SECOND FUND STARTS A NEW ENTITLEMENT TO THE SECOND FUND'S PROTECTED HIGH WATERMARK VALUE IF THE SHARES ARE HELD TO THE SECOND FUND'S PROTECTED MATURITY DATE.

EFFECT OF EXCHANGES ON CLASS C CONVERSION FEATURE. Class C shares of the Funds (other than the 2010 High Watermark Fund) automatically convert to Class A shares of the same Fund approximately eight years after purchase. If you exchange a High Watermark Fund's Class C shares directly for Class C shares of another High Watermark Fund, the Class C conversion schedule applicable at the time you originally purchased your shares will continue to apply and you will be credited with the time you held the first Fund's shares. However, if you exchange High Watermark Fund Class C shares for Class C shares of one or more different funds distributed by the Distributor, you will be subject to that new fund's Class C conversion feature, if any, and will not be credited with the time you held the High Watermark Fund shares.

CERTIFICATED SHARES. The Funds do not issue certificated shares.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES. The Funds' policies and procedures with respect to the disclosure of the Funds' portfolios securities are described in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

MARKET TIMING POLICIES. The Funds discourage excessive or short-term trading, often referred to as "market timing", and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds' Board of Trustees have adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds' transfer agent. While the Funds' expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the funds' prospectuses, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

--------------------------------------------------------------------------------

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents an the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

MARKET TIMING PROCEDURES. The Funds' procedures include committing staff of the Funds' shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Fund's investment objective, the size of the fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though the implementation of the Funds' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and the Funds' service providers seek to make judgments that are consistent with the interests of the Funds' shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be rejected or revoked by the Fund on the next business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by the Distributor. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of a High Watermark Fund. Shares of the funds cannot be exchanged for shares of the SunAmerica Senior Floating Rate Fund. To use:

      o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Specify the amount(s). Each exchange must be worth at least $50.

      o Accounts must be registered identically; otherwise a signature guarantee will be required.

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by the Distributor with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 6074.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:

      o     Make sure you have at least $5,000 worth of shares in your account.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

      o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Make sure your dividends and capital gains are being reinvested.

INVESTORS WHO UTILIZE THE SYSTEMATIC WITHDRAWAL PLAN WILL NOT BE ABLE TO RECEIVE THE BENEFIT OF THE PROTECTED HIGH WATERMARK VALUE FOR AMOUNTS THAT ARE WITHDRAWN PRIOR TO THE PROTECTED MATURITY DATE.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT MAILINGS:

ACCOUNT STATEMENTS. In general, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

      o After every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account).

      o After any changes of name or address of the registered owner(s), or after certain account option changes.

      o In all other circumstances, quarterly or annually, depending upon the Fund.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/ dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL, AND SEMI-ANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.sunamericafunds.com, and select the "Go Paperless" hyperlink. (Note: this option is only available to accounts opened through the Fund.) To establish electronic delivery for accounts held in a brokerage account, contact your broker/dealer.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Funds.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by the Distributor or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 1-800-858-8850, to change dividend and distribution payment options.

UNLESS OTHERWISE SPECIFIED, ALL DIVIDENDS AND DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FULL AND FRACTIONAL SHARES OF A FUND. IF YOU DO NOT REINVEST ALL OF YOUR DIVIDENDS AND CAPITAL GAINS DISTRIBUTION IN THE FUND, YOUR AGGREGATE PROTECTED HIGH WATERMARK VALUE WILL BE REDUCED.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

The dynamic exposure allocation process may increase turnover of a Fund's assets, which may result in the realization of additional gains by the Fund. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. AS NOTED ABOVE, DISTRIBUTIONS OF ANY GAINS AND INCOME WILL BE TAXABLE TO SHAREHOLDERS EVEN IF THOSE DISTRIBUTIONS ARE REINVESTED IN FUND SHARES. Any gains from the Fund's investments in futures contracts will generally be treated as long-term capital gain to the extent of 60% of the gain and the remainder will generally be treated as short-term capital gain. Shareholders will also receive taxable distributions of net income from investments in fixed income securities even in situations where a Fund has capital losses from investments in the U.S. equity markets.

The determination of the tax character of any payment under the Master Agreement to the Fund as capital gain or ordinary income is not free from doubt under federal tax law. Each Fund intends to take the position that its right to receive the payment under the Master Agreement is itself a capital asset, and that the payment in termination of this right gives rise to capital gain. Were the Internal Revenue Service to challenge this position, it is believed that at least the portion of the payment attributable to capital losses previously realized by the Fund, and perhaps attributable to the Fund's unrealized capital losses, should be treated as capital gain. Any such gain would be offset by otherwise allowable capital losses, if any. To the extent that a Fund distributes the payment to its shareholders, a portion of the payment may constitute ordinary income to the shareholders, provided, however, because each Fund will terminate at the Protected Maturity Date, it is anticipated that the shareholders receiving the payment in exchange for their shares would be treated as receiving a return of capital to the extent of their basis in the shares of the Fund, and to the extent the payment exceeds basis, as having capital gain.

The Funds will invest in zero-coupon government securities and other debt securities that are issued at a discount or provide for deferred interest. Even though the Funds receive no actual interest payments on these securities, the Funds will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements if shareholders request cash distributions.

REMEMBER, THERE MAY BE TAXES ON TRANSACTIONS. Because the Funds' share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

RETURNS OF CAPITAL CAN OCCUR. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold a percentage (currently 28%) of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Funds. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Funds under all applicable laws.

SMALL ACCOUNTS. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only).

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

THE PAYMENT UNDERTAKING

Each Fund's Payment Undertaking provides that if you hold your Fund shares until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value. Even if the Fund is itself unable to meet the Payment Undertaking on the Protected Maturity Date, the Fund can rely on the Master Agreement which provides that PGF will pay the amount of any shortfall between the Fund's Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met.

More specifically, Protected High Watermark means, with respect to each share class, the higher of the initial NAV of a share and the NAV for a share on the date a share of that class is first issued. Thereafter, on each date on which NAV is calculated (a "Share Valuation Date"), the Protected High Watermark Value for a share of that class will be reset to equal the greater of (I) the NAV for a share on that Share Valuation Date or (II) the Protected High Watermark Value for a share for the immediately prior Share Valuation Date less the sum of (A) the product obtained by multiplying (i) the share distribution amount (recorded on that date if the Share Valuation Date is an ex-dividend date) for shares of that class, if any, by (ii) a ratio equal to the Protected High Watermark Value for a share on the immediately preceding Share Valuation Date divided by the sum of (a) NAV on that Share Valuation Date and (b) the share distribution amount, if any, declared on that Share Valuation Date, plus (B) extraordinary expenses per share, if any, accrued or paid on that Share Valuation Date (to the extent there was no prior accrual for this expense).

HOW IS THE PROTECTED HIGH WATERMARK VALUE DETERMINED?

Below are several illustrations indicating how the Protected High Watermark Value would be calculated under different circumstances. These examples relate to Class A shares; examples for Class C shares can be found on AIG SunAmerica's website (www.sunamericafunds.com). These examples start with the following assumptions:

SHARES PURCHASED: Class A shares of the 2010 High Watermark Fund
AMOUNT OF PURCHASE: $20,000
NET ASSET VALUE AT TIME OF PURCHASE: $10.00 per share
PUBLIC OFFERING PRICE PER SHARE, INCLUDING 5.75% SALES CHARGE: $10.61
TOTAL SALES LOAD PAID AT PURCHASE: $1,150 (5.75% of $20,000)
TOTAL NUMBER OF SHARES PURCHASED: 1885 (20,000/$10.61 per share = 1885 shares)

OTHER ASSUMPTIONS: You hold your shares until the Protected Maturity Date and if the Fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Master Agreement by either the Fund or PGF (and Prudential Financial).

EXAMPLE 1: The Fund's highest NAV attained is $11.00 per share and no dividends or distributions are paid after that value is reached.

You will receive $20,735.00, which is equal to the Protected High Watermark Value times the number of shares that you own ($11.00 x 1885 = $20,735.00). This amount would be paid whether the Fund's highest NAV (Protected High Watermark Value) is reached before or after you purchase your shares.

EXAMPLE 2: Make the same assumptions as in example 1, except that the Fund's NAV reaches its highest point of $10 per share on the date of your purchase, then declines to $9.00 per share and no dividends or distributions are paid by the Fund after this date.

The amount payable to you upon redemption at the Protected Maturity Date would be $18,850 (1,885 x $10.00), the value of the shares you purchased, even though the Fund's NAV has gone down subsequently.

The following examples illustrate that if you reinvest your dividends and distributions in additional shares of the Fund, the Protected High Watermark Value per share will decline as dividends and distributions are paid out, but this decline will be offset by the increase in the number of shares you own as a result of your reinvestment. If you do not reinvest your dividends and distributions in additional shares of the Fund, your aggregate High Watermark Value will be reduced. If you redeem your shares prior to the Protected Maturity Date, you will not be entitled to receive the Protected High Watermark Value on those shares. If you redeem shares, you will then hold fewer shares at the then-current Protected High Watermark Value, thereby reducing your aggregate Protected High Watermark Value. A redemption made from the Fund prior to the Protected Maturity Date will be made at the Fund's then-current NAV, less any applicable CDSC, which may be lower than the Protected High Watermark Value.

--------------------------------------------------------------------------------

EXAMPLE 3: Same assumptions as above, except that the Fund's highest NAV reaches $12.50 per share. It subsequently declines to $12.00 per share and on the Share Valuation Date, a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the Share Valuation Date, the NAV per share is $11.00 (remember the dividend is paid out of Fund assets $12.00 - $1.00 = $11.00).

To recalculate the new Protected High Watermark Value per share:

1. The new Protected High Watermark Value is the greater of $11.00 per share or the following:

2.    High Watermark Value immediately prior to the Share Valuation Date
      ($12.50)

3. less the sum of (A) the product obtained by multiplying (i) the share distribution amount ($1.00) by (ii) a ratio equal to the Protected High Watermark Value per share immediately preceding the Share Valuation Date ($12.50) divided by a sum of (a) NAV on the Share Valuation Date ($11.00) and (b) the share distribution amount on the Share Valuation Date ($1.00) plus extraordinary expenses, if any ($0.00): $1.00 x $12.50/($11.00+$1.00)
      = $1.04167

4.    Item 2 minus Item 3: $12.50 - $1.04167 = $11.46

Because $11.46 is greater than the NAV on the Share Valuation Date ($11.00), $11.46 becomes the new Protected High Watermark Value.

In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 171.364 shares: 1,885 (shares owned) x 1.00 per share dividend /$11
(NAV) = 171.364 (additional shares purchased) bringing your total shares owned to 1885 + 171.364 = 2,056.364

Consequently the new AGGREGATE Payment Undertaking Amount to you is now 2,056.364 x $11.46 = $23,565.93.

EXAMPLE 4: You elect to receive Fund dividends and distributions in cash. We will use the same assumptions in Example 3 above, except that you elect to receive dividend in cash.

To recalculate your aggregate Protected High Watermark Value:

1.    Determine the value of your dividend: 1,885 shares x $1.00 = $1,885.00.

2.    Determine the new Protected High Watermark Value: $11.46.

3. Recalculate the new AGGREGATE Payment Undertaking: $11.46 (new Protected High Watermark Value) x 1,885 (because you will receive the dividend in cash rather than additional shares, the number of Fund shares you own remains at 1,885.) = $21,602.10 (This amount is $1,963.88 less than the value of the AGGREGATE Payment Undertaking if you reinvested the dividend which accounts for the cash value that you chose to take currently, $1,885.00.) Thus if you do not reinvest dividends, the value of the AGGREGATE Payment Undertaking will be reduced by the an amount related to the amount that you remove from the Fund. If the Fund's NAV immediately prior to the dividend is less than the Protected High Watermark Value per share and you do not reinvest your dividend, the value of the dividend in cash would be less than the High Watermark value of the shares received through the reinvested dividends by an amount equal to the difference between the NAV and the Protected High Watermark Value per share.

ALTHOUGH YOU CAN PERFORM THIS CALCULATION YOURSELF, THE FUND WILL RECALCULATE THE PROTECTED HIGH WATERMARK VALUE FOR EACH SHARE CLASS ON EACH DAY THE FUND IS OPEN FOR BUSINESS, AND WILL PUBLISH IT ON THE SUNAMERICA WEBSITE --WWW.SUNAMERICAFUNDS.COM-- TOGETHER WITH THE CURRENT NAV. IT IS POSSIBLE THAT THE FUND'S CALCULATIONS MAY DIFFER FROM A SHAREHOLDER'S CALCULATION, FOR EXAMPLE, BECAUSE OF ROUNDING OR THE NUMBER OF DECIMAL PLACES USED. IN EACH CASE, THE FUND'S CALCULATIONS WILL CONTROL.

INVESTMENT STRATEGY

GENERAL

The Funds seek to generate capital appreciation by maintaining exposure to US equity markets, while also being invested in fixed income securities. Exposures to both markets are managed to minimize the risk of loss of principal and investment gains over the Funds' respective maturities and to become generally more conservative (that is, less exposed to equity markets) as the Fund's Protected Maturity Date approaches. Under normal market conditions, the Funds will initially seek significant equity exposures and relatively long duration fixed income exposures and will be managed such that, as the Protected Maturity Date approaches, Fund holdings are increasingly devoted to high-grade, short-term fixed income securities. This reduction of investment risk exposure over time is broadly typical of target maturity funds and is frequently considered to be appropriate for prudent investors who are investing to provide for retirement, education or other purposes that prescribe an investment time horizon.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTIONAL EXPOSURE is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

--------------------------------------------------------------------------------

The Funds may trade portfolio holdings actively, which could increase the Funds' transaction costs (thus affecting performance) and may increase your taxable distributions.

PORTFOLIO CONSTRUCTION AND REBALANCING

The Funds' Adviser, Trajectory Asset Management LLC, uses disciplined quantitative investment formulae that seek to maximize the Funds' prospects for capital appreciation while preserving investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date.

The Adviser employs the disciplined quantitative approach through a proprietary, computer assisted methodology to construct and rebalance the Funds' portfolios. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as government securities, but also the portfolios' notional exposures to equity markets via futures contracts and from time to time options contracts. The quantitative methodology evaluates a number of factors including, but not limited to:

      o     The Fund's NAV as compared to its Protected High Watermark Value

      o     The prevailing level of interest rates

      o     Fund expenses

      o The current value of S&P 500 Index futures compared to their previous high-water value

      o     Margin requirements relating to S&P 500 Index futures

      o The level of Fund holdings of money market instruments, including margin deposits

      o     The length of time remaining until the Fund's Protected Maturity
            Date

Through this quantitative methodology, the Adviser determines each Fund's initial portfolio holdings of S&P 500 Index futures, government securities and money market instruments, and determines portfolio rebalancing requirements thereafter.

Under certain market conditions, the Adviser may collar a portion of the S&P 500 Index exposure by writing calls and buying puts. A collar is a trade that establishes both a maximum profit (the ceiling) and maximum loss (the floor) when holding the underlying asset. The premium received from the sale of the ceiling reduces that due from the purchase of the floor. Strike prices are often chosen at the level at which the premiums net out or generate net positive premiums to the Fund. An example would be: owning 100 futures contracts, while simultaneously selling a call, and buying a put. Under most market conditions, the Funds are rebalanced daily on each business day. In volatile markets, however, the Adviser may rebalance the Funds' exposures more frequently and execute intra-day trades. By rebalancing daily, the Adviser seeks to reallocate each day's gains so as to protect them until the Protected Maturity Date, along with initial capital and prior days' gains, which are similarly protected by portfolio rebalancing.

The quantitative methodology is calibrated so as to control investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date, while maintaining equity market exposure over a broad range of market conditions. Targeted persistence of equity exposures is generally consistent with a target maturity fund. HOWEVER, IN THE EVENT OF A SIGNIFICANT DECLINE IN INTEREST RATES, OR EQUITY MARKET VALUES, OR BOTH, THE METHODOLOGY MAY SIGNIFICANTLY REDUCE OR ELIMINATE A FUND'S EQUITY EXPOSURE WELL BEFORE THE FUND'S PROTECTED MATURITY DATE, WHICH COULD CONSTITUTE AN EARLY CLOSURE CONDITION, DISCUSSED BELOW.

EQUITY EXPOSURE. The Funds use S&P 500 Index futures to generate equity market exposures. The S&P 500 Index is a stock market index comprising common stocks in the U.S. selected by Standard and Poor's Corporation ("S&P"). By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index. By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

--------------------------------------------------------------------------------

The Funds intend to hold only S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

The 2010 High Watermark Fund will cap its notional exposure to the equity markets at approximately 90% of current net assets. The 2015 High Watermark Fund and the 2020 High Watermark Fund will cap their notional exposure to the equity markets at approximately 95% of current assets. Under normal market conditions, the Funds (particularly the longer duration Funds such as High Watermark 2020
Fund) may maintain equity market notional exposures at levels of approximately 95% of net assets over a number of years.

The Funds' investments in S&P 500 Index futures are fully covered by high-grade fixed income securities. The Funds intend to maintain at least 100% coverage of notional equity exposures in the form of U.S. government securities and other high-grade fixed income securities.

Through the use of futures strategies, the Funds seek to contain trading costs and expenses related to dynamic rebalancing. In employing these strategies, the Funds also seek to earn higher aggregate cumulative interest income over the life of each Fund than would typically be available through a portfolio of comparable credit quality that generates its equity exposure through direct holdings of shares of stock.

Table 1 below shows the targeted notional equity exposure ranges, expressed as a percent of net assets, for each of the Funds. The Table includes an estimated range of the initial notional equity exposures that each Fund will target at inception as well as an estimated range of average notional equity exposures that the Funds might experience from inception to their Protected Maturity Dates on a time-weighted basis.

TABLE 1

                                   ------------------------------------------
                                   INDICATIVE RANGE OF   INDICATIVE RANGE OF
                                    TARGETED INITIAL       TARGETED AVERAGE
                                     NOTIONAL EQUITY        NOTIONAL EQUITY
FUND                                    EXPOSURES         EXPOSURES OVER TIME
-----------------------------------------------------------------------------
High Watermark 2010 Fund .......         40-65%                 30-50%
High Watermark 2015 Fund .......         70-90%                 50-65%
High Watermark 2020 Fund .......         80-95%                 55-75%

The target exposures shown in Table 1 are indicative only; actual exposures may differ significantly from these estimates. Initial notional exposures are highly sensitive to the level of interest rates, particularly for shorter duration Funds, such as 2010 High Watermark Fund, so that actual equity exposure may be below the indicated range if interest rates are low at time of inception. Similarly the average notional equity exposure that a Fund actually attains over time may be substantially lower than the range indicated in Table 1 if the Fund encounters significant equity market declines, low interest rates, or a combination of the two over its Investment Period. The Funds may collar the equity index futures position by purchasing puts and writing calls on a portion of the equity exposure.

FIXED INCOME PARTICIPATION. Generally, all or nearly all of the assets in the fixed income portfolio will be invested in U.S. government securities and high-grade money market instruments. Initially the Funds will hold a fixed income portfolio composed of longer duration U.S. government securities and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.

The Funds' investment in U.S. government securities will generally, if not wholly, consist of zero-coupon government securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the government security will accrue and compound over the period until the Protected Maturity Date or the particular interest payment date at a rate of interest reflecting the market rate of the securities at the time of issuance. Zero-coupon government securities do not make periodic payment of interest and are highly interest rate sensitive.

Zero-coupon government securities will include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated AAA by S&P and Aaa by Moody's Investors Service at the time of purchase and may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations if the Fund is in an Early Closure Condition, discussed below. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short-term securities held by the Fund will be issued by issuers rated in the highest rating categories by S&P or Moody's.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

Table 2 below shows the ranges of targeted durations for the Funds' fixed income portfolios. The Table includes an estimated range of the initial fixed income portfolio duration that each Fund will target at inception, as well as an estimated range of average portfolio duration that the Fund might experience from inception to its Protected Maturity Date on a time-weighted basis.

TABLE 2
                                       -----------------------------------------
                                       INDICATIVE RANGE OF   ESTIMATED RANGE OF
                                        TARGETED INITIAL       TARGETED FIXED
                                          FIXED INCOME        INCOME PORTFOLIO
FUND                                   PORTFOLIO DURATION    EXPOSURES OVER TIME
--------------------------------------------------------------------------------
High Watermark 2010 Fund ...........      3.0-5.5 years         2.0-3.5 years
High Watermark 2015 Fund ...........      3.5-8.0 years         3.0-4.5 years
High Watermark 2020 Fund ...........      4.0-9.5 years         4.0-6.0 years

The targeted initial and average durations shown in Table 2 are indicative only; actual durations may differ significantly from these estimates due to changes in market conditions, particularly interest rates at the time of Fund inception, and fixed income and equity market conditions over time.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS

A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. This section discusses the risks associated with certain types of securities in which the Funds may invest and certain investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information.

HOW RISKY ARE THE FUNDS OVERALL?

The principal risks of an investment in a Fund involve opportunity costs, as well as the risks associated with exposure to the equities and fixed income markets. These risks are discussed in detail below.

The Adviser is a newly formed entity with limited experience advising a registered investment company. Fund performance is significantly dependent upon the Adviser's skill in managing assets to implement the Funds' strategy. There is no assurance that a Fund's investment strategy alone will achieve its investment objective of fulfilling the Payment Undertaking.

If a Fund's investment strategy is unsuccessful, you can lose money if the financial condition of PGF and Prudential Financial deteriorates and they are unable to satisfy the Master Agreement with the Fund. It is also possible, though unlikely, that the Fund will not be able to satisfy its obligations under the Master Agreement and PGF and Prudential Financial are relieved of their obligations under the Master Agreement. As a result, the Fund may not be able to redeem your shares for the Protected High Watermark Value on the Protected Maturity Date. You also could lose money if, among other reasons, the Fund incurs extraordinary expenses, or if you redeem your shares prior to the Protected Maturity Date.

OPPORTUNITY COSTS

If at any time during the Investment Period interest rates are low, a Fund's exposure may be largely limited to fixed income securities in order to decrease the likelihood that a payment would be required under the Payment Undertaking. In addition, if the equity markets experience a major decline, the Fund's exposure may become largely limited to fixed income securities. In fact, if the value of the equity index futures portfolio were to decline by a significant amount, a complete allocation to fixed income exposure would likely occur. In the event of an allocation of 100% of the portfolio exposure to fixed income securities, the Fund would likely lose exposure to the equity markets prior to the Protected Maturity Date. In this circumstance, the Fund may not participate meaningfully in any subsequent recovery in the equity markets.

In addition, the terms of the Master Agreement prescribe certain investment parameters within which a Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of Fund assets in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity index futures position when it otherwise would not be in the shareholders' best interests.

USE OF FIXED INCOME SECURITIES REDUCES THE FUNDS' ABILITY TO PARTICIPATE AS FULLY IN UPWARD EQUITY MARKET MOVEMENTS, AND THEREFORE, REPRESENTS SOME LOSS OF OPPORTUNITY COMPARED TO A PORTFOLIO THAT IS FULLY INVESTED IN EQUITIES.

--------------------------------------------------------------------------------

RISK OF INTERIM REDEMPTION

Investors can realize significant losses if they redeem their shares before a Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to maturity and the actual NAV of Fund shares.

EARLY FUND TERMINATION

If a Fund's portfolio were to terminate before the Fund's Protected Maturity Date, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses.

INTEREST RATE RISK

Debt securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. In addition, the market value of zero-coupon securities (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically.

ZERO-COUPON SECURITIES

Federal tax law requires that a holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because a Fund must distribute substantially all of its net income (including non-cash income attributable to the accretion of value of zero-coupon securities) to its shareholders each year for income and excise tax purposes, this accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders.

CREDIT RISK

Commercial paper and other high quality short-term notes held by the Funds are promissory notes of private issuers that depend solely on the credit of the issuing company. Securities directly issued by the U.S. Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. All U.S. government securities may be subject to price declines due to changing interest rates.

USE OF FUTURES

While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin. In addition, although the Funds intend to purchase or sell futures contracts on the Chicago Mercantile Exchange where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a futures investment position when it wanted to do so.

TRANSACTION COSTS

The dynamic exposure allocation process results in additional transaction costs such as dealer spreads and charges incurred from futures commission merchants. This process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, the dynamic exposure allocation strategy may require a Fund to have a higher portfolio turnover rate. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

U.S. GOVERNMENT SECURITIES

Some U.S. government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

FUND SUITABILITY

If you may need access to your money at any point prior to the Protected Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the Funds. Investors who redeem before the Protected Maturity Date will receive the current NAV of their investment, which may be less than either the Protected High Watermark Value or their initial investment.

The Funds never restrict your ability to redeem your shares. However, shareholders who do not reinvest their distributions or dividends will reduce their aggregate Protected High Watermark Value and shareholders who redeem prior to the Protected Maturity Date will bear the cost of the Master Agreement without receiving any corresponding benefit. As explained in the examples on pages 22-23, if you reinvest your dividends and distributions, the number of shares you own in a Fund will increase at each date on which a dividend or distribution is paid and the Protected High Watermark Value will decrease so that your overall aggregate Protected High Watermark Value will not change. However, if you fail to reinvest dividends or distributions or you redeem Fund shares, your overall aggregate Protected High Watermark Value will decrease because you will have fewer shares multiplied by the applicable Protected High Watermark Value.

RISKS ASSOCIATED WITH THE MASTER AGREEMENT

If the NAV of a Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Funds' ability to meet the Payment Undertaking.

CONTRACTUAL RESTRICTIONS UNDER THE MASTER AGREEMENT

The Funds are subject to conditions of the Master Agreement that require the Adviser to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Funds' assets will be insufficient to allow a Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date. Accordingly, the Master Agreement could limit the Adviser's ability to respond to changing market conditions. If the Adviser fails to provide the required information to PGF or if the Adviser does not comply with the agreed-upon investment parameters or other requirements in the Master Agreement and fails to cure such deficiency within specified cure periods, PGF may terminate the Master Agreement (as described below) or exercise its right to instruct the Funds' custodian to immediately rebalance a Fund's portfolio so that it complies with the investment parameters. Compliance with these investment parameters may require that a Fund's assets be invested exclusively in fixed income securities, in which case a Fund's ability to participate in upward equity market movements could be eliminated.

RISK OF CANCELLATION OF THE MASTER AGREEMENT

While the Adviser intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

EARLY CLOSURE CONDITIONS

If the Fund has irrevocably allocated its assets to the fixed income portfolio, it will close to new share issuances. A new Fund may be formed with the same Protected Maturity Date to accept new contributions. The Manager and the Adviser have contractually agreed to reduce their respective fees in the event that a Fund becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Fund will liquidate as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

--------------------------------------------------------------------------------

EARLY FUND TERMINATION CONDITIONS

Under the Master Agreement, if certain low interest rate conditions occur and a Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If a Fund terminates early under these circumstances, the Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value.

Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds.

--------------------------------------------------------------------------------

GLOSSARY   INVESTMENT TERMINOLOGY

           CAPITAL APPRECIATION is growth of the value of an investment.

           A DERIVATIVE INSTRUMENT is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument.

           An EARLY CLOSURE CONDITION is a circumstance where the Adviser allocates all of a Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments.

           An EARLY FUND TERMINATION is a circumstance where a Fund will terminate by accelerating its Protected Maturity Date and distribute liquidation proceeds to its shareholders if ALL of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. Also, the Board of Trustees of the Trust or PGF can terminate the Fund under certain circumstances.

           EQUITY EXPOSURE means investing a portion of the Funds' assets in S&P 500 Index futures to generate equity market exposures. By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.

           The EQUITY RISK BUDGET for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund.

           EXTRAORDINARY EXPENSES means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund's business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund) or any other non-recurring, non-operating expenses.

           FIXED INCOME PARTICIPATION means investing a portion of the Funds' assets in U.S. government securities and high-grade money market instruments, including zero-coupon government securities and STRIPS.

           FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include U.S. government securities. A high-quality fixed income security is rated in the highest ratings category by a debt rating agency (or is considered of comparable quality by the Adviser).

           FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

           The INVESTMENT PERIOD for Class A and Class C of each Fund commenced on June 25, 2004 and ends on that Fund's Protected Maturity Date, at which time the Fund will liquidate and cease operations. During its Investment Period, a Fund will make continuous public offerings of its shares. Under certain limited circumstances, the Fund may close to new investments or liquidate altogether prior to its scheduled Protected Maturity Date.

           The MASTER AGREEMENTS (the "Master Agreement") are the agreements between each of the Funds, and Prudential Global Funding, under which PGF will pay to each Fund any shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund's Protected Maturity Date, provided certain conditions are met.

           MONEY MARKET INSTRUMENTS include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

NET ASSET VALUE, or NAV, is the value of a Fund's assets minus all liabilities divided by the number of shares outstanding. The Funds calculate their NAV each business day.

NOTIONAL EXPOSURE is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

Each Fund's PAYMENT UNDERTAKING is the undertaking by the Fund to pay the Protected High Watermark Value on the Protected Maturity Date.

PRESERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

The PROTECTED HIGH WATERMARK VALUE for a Fund is the highest net asset value per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and
(iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution.

The PROTECTED MATURITY DATE is the date on which a Fund's shareholders are entitled to receive their aggregate Protected High Watermark Value.

REPURCHASE AGREEMENTS are agreements in which the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months.

S&P 500 INDEX is a stock market index comprised of common stocks in the U.S. selected by S&P.

STRIPS are separately traded interest or principal components of securities issued or guaranteed by the U.S. government. Under the STRIPS program, the interest and principal components of these securities are individually numbered and separately issued by the U.S. government at the request of depository financial institutions, which then trade the component parts independently.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A ZERO-COUPON SECURITY is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

ZERO-COUPON GOVERNMENT SECURITIES are: (i) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

RISK TERMINOLOGY

ACTIVE TRADING: A Fund may engage in frequent trading of portfolio holdings to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

CREDIT RISK: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

DEFAULT RISK: The risk that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. In these circumstances, Fund shareholders could receive an amount less than the Protected High Watermark Value.

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

EARLY TERMINATION RISK. The principal risk of Early Fund Termination is that an investor will need to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which may involve transaction expenses.

EQUITY RISK: The risk that the equity market may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

INTEREST RATE RISK: The market value of the interest-bearing debt securities held by the Funds are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. Zero-coupon bonds, including STRIPS, longer term and lower coupon bonds tend to be more sensitive to changes in interest rates. As a result, an investment in the Funds is subject to risk even if all fixed income securities in a Fund's investment portfolio are paid in full at maturity.

INTERIM REDEMPTION RISK: The risk that investors can realize significant losses if they redeem their shares before maturity, particularly if they need to sell their shares when a Fund's Protected Maturity Date is still a long way off.

OPPORTUNITY COST: The difference in return between a chosen investment and one that is passed up. Investment in fixed income securities during the Investment Period reduces the Funds' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that invests principally in equity securities.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

YIELD SHORTFALL RISK: The risk that portfolio yield drops below a Fund's expense ratio and the Fund would have to use capital (i.e., NAV) to cover its expenses.

FUND MANAGEMENT
--------------------------------------------------------------------------------

FUND MANAGEMENT

MANAGER. AIG SunAmerica Asset Management Corp. ("SunAmerica" or "Manager") supervises the daily business affairs of each Fund and provides various administrative services to the Funds. SunAmerica has delegated portfolio management responsibilities to the Adviser.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Each Fund will pay SunAmerica a management fee at the annual fee of .65% of average daily net assets. If a Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to .40% for the remainder of the Investment Period.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contracts of the Funds is available in the Funds' Annual Report to shareholders for the period ending October 31, 2005.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on page 31.

ADVISER. Trajectory Asset Management LLC ("Adviser") was organized in 2003 under the laws of Delaware and its principal offices are at 150 East 52nd Street, 7th Floor, New York, NY 10022. The Funds are managed by a team of investment professionals who are employed by the Adviser.

The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates for the Funds. SunAmerica may terminate any agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated advisers for new or existing Funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with an adviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Adviser's fees only in the aggregate for each Fund.

The Adviser's fee will be 43% of the net management fees after reimbursements paid to SunAmerica.

Payments to the Adviser for its services are made by SunAmerica, not by the Funds.

The Funds are managed by the Adviser's team of portfolio managers led by Juan M. Ocampo. Additional Information about the portfolio managers compensation, other accounts under management and ownership of the Fund's shares is contained in the Statement of Additional Information. The portfolio managers are described below:

Juan M. Ocampo
President

Prior to founding Trajectory Asset Management LLCand its parent company Demand Insights LLC, Mr. Ocampo served as a Partner of McKinsey & Company, Mitchell Madison Group (and its successor, marchFIRST), and as a Managing Director of Securitas Capital, a private equity investment fund jointly funded by Credit Suisse and Swiss Re. Mr. Ocampo is co-author of the book SECURITIZATION OF CREDIT, published by John Wiley and Sons, and author of articles published in the Journal of Applied Corporate Finance and the McKinsey Quarterly. Mr. Ocampo is a graduate of the Massachusetts Institute of Technology and he received an MBA from Harvard Business School.

Kim H. Erle
Managing Director

Prior to founding Trajectory Asset Management and its parent company Demand Insights LLC, Ms. Erle was a Partner of marchFIRST, the successor firm of Mitchell Madison Group. Ms. Erle has also held positions at Bloomberg LP and at SalomonBrothers. Ms.Erle is a graduate of the Operations Research and Industrial Engineering program at Cornell University (with honors). She holds an MAin International Affairs and Economics from the Johns Hopkins School of Advanced International Studies, and an MBA(with honors) in Finance from Columbia Business School.

FUND MANAGEMENT
--------------------------------------------------------------------------------

Jiayi Li, CFA
Vice President

Jiayi Li has eight years of experience in investment management, investment banking and management consulting. Before joining Demand Insights LLC, Trajectory Asset Management LLC's parent company, Ms. Li worked as an Associate in A.T. Kearney's Financial Institutions Group. Prior to A.T. Kearney, Ms. Li supervised a $10 billion portion of Prudential's general account as a Portfolio Manager in Prudential's Fixed Income Portfolio Management group, and held an Analyst position in the Portfolio Management group of MetLife Investments. Ms. Li graduated with highest honors in Economics from Rutgers. She received her MBA(with honors) in Finance from Columbia Business School.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares;
(ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Funds. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, the Manager or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, the Manager, the Distributor or their affiliates (including the Administrator) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to one or more Funds' inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by the Manager are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds' Class A and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of .22% of average daily net assets of Class A and Class C shares.

SunAmerica, the Distributor and Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

PRUDENTIAL FINANCIAL AND PGF. Prudential Financial is one of the largest financial services institutions in the United States. Prudential Financial provides a wide range of insurance, investment management and other financial products and services and have more than 15 million individual and institutional customers in the United States and over 30 other countries.

PGF was established in 1985 and is an indirect wholly owned subsidiary of Prudential Financial. PGF serves as a central processing point for all proprietary over-the-counter derivative transactions within the Prudential Financial family and enters into a wide range of derivative instruments. Given the breadth of Prudential Financial's activities domestically and internationally, PGF interfaces frequently with the numerous business units within the firm to facilitate business. The many functions of PGF include:

      o Providing derivative strategies to enhance product line sales and investments.

      o Centralizing all over-the-counter derivative trading, credit and operational risk.

      o     Supporting Prudential Financial's debt issuance programs.

      o Engineering new products for Prudential Financial's retail and institutional client base.

      o Providing structured notes to qualified institutional buyers via Prudential Funding Corporation's Medium Term Note Program.

      o Hedging, within prescribed limits, Prudential Financial's foreign currency risk arising from investments in foreign subsidiaries.

The performance of PGF's obligations with respect to the master agreement issued to each High Watermark Fund is guaranteed by Prudential Financial. Prudential Financial's long-term senior debt is rated A3 (Moody's)/A- (S&P).

LEGAL PROCEEDINGS. On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of SunAmerica and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including SunAmerica and the Distributor, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of
Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Funds. SunAmerica expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, SunAmerica and the Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst &Young LLP, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

                                            NET GAIN
                       NET                  (LOSS) ON      TOTAL     DIVIDENDS     DISTRI-
                      ASSET      NET       INVESTMENT      FROM      FROM NET      BUTIONS             NET ASSET
                      VALUE     INVEST-      (BOTH        INVEST-     INVEST-      FROM        TOTAL     VALUE
                    BEGINNING    MENT     REALIZED AND     MENT        MENT     NET REALIZED  DISTRI-    END OF     TOTAL
PERIOD ENDED        OF PERIOD  INCOME(1)   UNREALIZED)  OPERATIONS    INCOME        GAINS     BUTIONS    PERIOD   RETURN(2)
------------        ---------  ---------  ------------  ----------   ---------  ------------  -------  ---------  ---------
                                                         2010 HIGH WATERMARK FUND
                                                                  CLASS A
6/25/04@-10/31/04    $ 10.00    $  0.04     $  0.18      $  0.22     $    --      $    --     $    --   $ 10.22     2.20%
11/01/04-10/31/05      10.22       0.18       (0.08)        0.10       (0.04)       (0.06)      (0.10)    10.22     0.95
                                                                  CLASS C
6/25/04@-10/31/04    $ 10.00    $  0.03     $  0.19      $  0.22     $    --      $    --     $    --   $ 10.22     2.20%
11/01/04-10/31/05      10.22       0.12       (0.10)        0.02       (0.02)       (0.06)      (0.08)    10.16     0.20

                                                         2015 HIGH WATERMARK FUND
                                                                  CLASS A
6/25/04@-10/31/04    $ 10.00    $  0.05     $  0.28      $  0.33     $    --      $    --     $    --   $ 10.33     3.30%
11/01/04-10/31/05      10.33       0.22        0.27         0.49       (0.04)       (0.09)      (0.13)    10.69     4.74
                                                                   CLASS C
6/25/04@-10/31/04    $ 10.00    $  0.04     $  0.29      $  0.33     $    --      $    --     $    --   $ 10.33     3.30%
11/01/04-10/31/05      10.33       0.15        0.26         0.41       (0.03)       (0.09)      (0.12)    10.62     3.92

                                                         2020 HIGH WATERMARK FUND
                                                                  CLASS A
6/25/04@-10/31/04    $ 10.00    $  0.05     $  0.24      $  0.29     $    --      $    --     $    --   $ 10.29     2.90%
11/01/04-10/31/05      10.29       0.21        0.45         0.66       (0.03)       (0.07)      (0.10)    10.85     6.42
                                                                   CLASS C
6/25/04@-10/31/04    $ 10.00    $  0.03     $  0.26      $  0.29     $    --      $    --     $    --   $ 10.29     2.90%
11/01/04-10/31/05      10.29       0.15        0.44         0.59       (0.02)       (0.07)      (0.09)    10.79     5.73

                                                   RATIO OF NET
                    NET ASSETS      RATIO OF         INVESTMENT
                     END OF         EXPENSE          INCOME
                     PERIOD        TO AVERAGE        TO AVERAGE      PORTFOLIO
PERIOD ENDED         (000'S)       NET ASSETS       NET ASSETS       TURNOVER
------------        ----------    ------------     ------------     ----------
                            2010 HIGH WATERMARK FUND
                                   CLASS A
6/25/04@-10/31/04    $ 53,942     1.65%(3)(4)       1.13%(3)(4)         0%
11/01/04-10/31/05     134,161     1.65%(4)          1.84%(4)           73
                                   CLASS C
6/25/04@-10/31/04    $ 55,449     2.30%(3)(4)       0.49%(3)(4)         0%
11/01/04-10/31/05     145,975     2.30%(4)          1.20%(4)           73
                             2015 HIGH WATERMARK FUND
                                  CLASS A
6/25/04@-10/31/04    $ 12,262     1.65%(3)(4)       1.29%(3)(4)         0%
11/01/04-10/31/05      58,350     1.65%(4)          2.12%(4)            1
                                  CLASS C
6/25/04@-10/31/04    $  5,239     2.30%(3)(4)       0.65%(3)(4)         0%
11/01/04-10/31/05      32,569     2.30%(4)          1.47%(4)            1
                              2020 HIGH WATERMARK FUND
                                  CLASS A
6/25/04@-10/31/04    $  4,152     1.65%(3)(4)(5)    1.23%(3)(4)(5)      0%
11/01/04-10/31/05      22,847     1.65%(4)          2.07%(4)            0
                                  CLASS C
6/25/04@-10/31/04    $  1,355     2.30%(3)(4)(5)    0.59%(3)(4)(5)      0%
11/01/04-10/31/05       9,008     2.30%(4)          1.41%(4)            0

----------
@     Commencement of operations.
(1)   Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)   Annualized
(4) Net of following expense reimbursements and custody credits, if applicable (based on average net assets):

                                         10/31/04   10/31/05
                                         --------   --------
2010 High Watermark Fund Class A            2.25%     0.03%
2010 High Watermark Fund Class C            2.32      0.02
2015 High Watermark Fund Class A           10.24      0.13
2015 High Watermark Fund Class C           22.14      0.14
2020 High Watermark Fund Class A           25.34      0.43
2020 High Watermark Fund Class C           79.03      0.50
Net of custody credits of 0.01%.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

      ANNUAL AND SEMIANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last applicable period.

      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Trust's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Funds by contacting AIG SunAmerica Fund Services, Inc. at 1-800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial adviser.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

Distributed by:
AIG SunAmerica Capital Services, Inc.

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund distributed by AIG SunAmerica Capital Services, Inc. before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before you invest.

www.sunamericafunds.com

                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

     PROSPECTUS 2006

HIGH WATERMARK FUNDS

                                                     o  2010 HIGH WATERMARK FUND

                                                     o  2015 HIGH WATERMARK FUND

                                                     o  2020 HIGH WATERMARK FUND

                                                        Class I Shares



Shares of the AIG SunAmerica Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risk, including the possible loss of principal amount invested.


                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

PRIVACY STATEMENT

SunAmerica collects nonpublic personal information about you from the following sources:

o     Information we receive from you on applications or other forms; and

o Information about your AIG SunAmerica Mutual Funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

o     SunAmerica receives your prior written consent;

o     SunAmerica believes the recipient is your authorized representative;

o SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

o     SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

--------------------------------------------------------------------------------
FEBRUARY 28, 2006                                                     PROSPECTUS
--------------------------------------------------------------------------------

AIG SERIES TRUST

2010 HIGH WATERMARK FUND
2015 HIGH WATERMARK FUND
2020 HIGH WATERMARK FUND
(INSTITUTIONAL SHARES)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND HIGHLIGHTS ..........................................................    2

SHAREHOLDER ACCOUNT INFORMATION ..........................................    8

MORE INFORMATION ABOUT THE FUNDS .........................................   12

   INVESTMENT STRATEGY ...................................................   13

   ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS .........................   16

   GLOSSARY ..............................................................   19

      INVESTMENT TERMINOLOGY .............................................   19

      RISK TERMINOLOGY ...................................................   20

FUND MANAGEMENT ..........................................................   22

FINANCIAL HIGHLIGHTS .....................................................   25

                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A

The following questions and answers are designed to give you an overview of the three Funds of AIG Series Trust offered through this Prospectus -- 2010 High Watermark Fund, 2015 High Watermark Fund and 2020 High Watermark Fund (each a "Fund," and collectively the "Funds") -- and to provide you with information about the Funds' investment goals, principal investment strategies, and principal investment techniques. Each Fund has the same investment goals and investment strategy, but has a different Protected Maturity Date (e.g., 2010, 2015, 2020). Each Fund's goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that the investment goals of the Funds will be met or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Funds," on pages 12-21 and the glossary that follows on page 19.

--------------------------------------------------------------------------------

The INVESTMENT PERIOD for Class I of each Fund commenced on February 17, 2005 and ends on that Fund's Protected Maturity Date, at which time the Fund will liquidate and cease operations. During its Investment Period, a Fund will make a continuous public offering of its shares. Under certain limited circumstances, a Fund may close to new investments or liquidate altogether prior to its scheduled Protected Maturity Date. Please see pages 17-18 of this Prospectus for further information.

The PROTECTED MATURITY DATE for each of the Funds is:

2010 High Watermark Fund    August 31, 2010
2015 High Watermark Fund    August 31, 2015
2020 High Watermark Fund    August 31, 2020

NET ASSET VALUE, or NAV is the value of a Fund's assets minus all liabilities divided by the number of shares outstanding. The Funds calculate their NAV each business day.

The PROTECTED HIGH WATERMARK VALUE for a Fund is the highest net asset value per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and
(iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution.

EXTRAORDINARY EXPENSES means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund's business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund or any other non-recurring, non-operating expenses).

--------------------------------------------------------------------------------

Q:    WHAT ARE THE FUNDS' INVESTMENT GOALS?

A: Each Fund seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected Maturity Date at least equal to the Protected High Watermark Value (as defined below). Each Fund seeks high total return as a secondary objective.

Q:    WHAT ARE THE FUNDS DESIGNED TO ACHIEVE?

A: The Funds are designed to return to shareholders on their Protected Maturity Dates the highest NAV attained during their existence, adjusted as a result of dividends, distributions and any extraordinary expenses. More specifically, each Fund undertakes (the "Payment Undertaking") that on its Protected Maturity Date, each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution ("Protected High Watermark Value"). Thus, after the payment of each dividend or distribution, a new Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions, and any extraordinary expenses. The proportionate adjustment owing to the dividends and distributions, and the reduction for any extraordinary expenses is discussed in detail under "More Information About the Funds - The Payment Undertaking," on page 12.

Q:    WHAT ARE THE FUNDS' PRINCIPAL STRATEGIES AND TECHNIQUES?

A: The Funds seek to generate capital appreciation by dynamically allocating their portfolio exposure to U.S. equity markets (consisting of exchange traded S&P 500 Index futures and options on these futures or options on the index) and to U.S. fixed income markets (consisting of U.S. government securities, primarily STRIPS and other zero-coupon securities, and high-grade money market instruments).

      The Funds' adviser, Trajectory Asset Management LLC (the "Adviser"), implements the dynamic exposure allocation strategy through a disciplined quantitative investment approach that seeks to maximize prospects for capital appreciation while preserving investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on its Protected Maturity Date.

--------------------------------------------------------------------------------

      Simply put, this involves initially purchasing a portfolio of government securities with maturities approximating to a Fund's Protected Maturity Date and investing the balance of the Fund's assets in money market instruments. The estimated future value of these fixed-income investments, reflecting the anticipated accretion in value from the bonds, exceeds the Fund's initial net assets, and provides an expected surplus value which can offset estimated potential losses that may result, in the future, from the Fund's equity market exposures. The Adviser's proprietary exposure allocation formulae employ this expected surplus value along with other factors to determine an Equity Risk Budget, which sets the Fund's maximum permitted equity exposure. To the extent of its Equity Risk Budget, a Fund achieves exposure to the equity market by purchasing S&P 500 Index futures and, at times, options on those futures. As gains are earned, they are re-invested in money market instruments, government securities, index futures and options in direct proportion to the Fund's existing portfolio. Losses on S&P 500 Index futures may reduce the Fund's Equity Risk Budget. Proceeds from net new purchases of Fund shares are invested in government securities, money market instruments, and S&P 500 Index futures and options in direct proportion to the Fund's existing portfolio; net redemptions of Fund shares (expected to be minimal because they are inconsistent with the investment hypothesis of the Funds) are met through liquidation of each respective portion of the Fund's portfolio holdings. The Fund's Equity Risk Budget is recalculated daily and can lead to daily changes in the Fund's exposure to fixed-income and equity markets.

      More information about the strategy for allocating exposure to U.S. equity markets and U.S. fixed income markets is provided on pages 13-16.

Q:    HOW ELSE ARE THE FUNDS' HIGH WATERMARK VALUES PROTECTED?

A: The Payment Undertaking is backed by a master agreement ("Master Agreement") between AIG Series Trust, on behalf of the Funds, and Prudential Global Funding, Inc. ("PGF"), under which PGF will pay to each Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent, Prudential Financial, Inc. ("Prudential Financial"). Further information about PGF and Prudential Financial is provided below on pages 23-24 of this Prospectus.

THE PROTECTED HIGH WATERMARK VALUE ON A PER SHARE BASIS IS REDUCED BY DIVIDENDS AND DISTRIBUTIONS PAID; A SHAREHOLDER WHO REINVESTS DIVIDENDS AND DISTRIBUTIONS, HOWEVER, RECEIVES ADDITIONAL SHARES THAT MAINTAIN HIS OR HER AGGREGATE PROTECTED HIGH WATERMARK VALUE. A SHAREHOLDER'S AGGREGATE PROTECTED HIGH WATERMARK VALUE MAY BE REDUCED, AS MORE FULLY EXPLAINED IN THIS PROSPECTUS:

      o IF THE SHAREHOLDER TAKES ANY DIVIDENDS OR DISTRIBUTION IN CASH INSTEAD OF REINVESTING THEM IN ADDITIONAL SHARES OF THE FUNDS;

      o     IF HE OR SHE REDEEMS ANY SHARES BEFORE THE PROTECTED MATURITY DATE;

      o     IF THERE ARE EXTRAORDINARY EXPENSES INCURRED BY THE FUND;

      o IF THE FUNDS' INVESTMENT STRATEGY OTHERWISE IS UNSUCCESSFUL, OR IF THE MANAGER, THE FUND OR THE ADVISER FAILS TO PERFORM CERTAIN OBLIGATIONS UNDER THE MASTER AGREEMENT;

      o IF BOTH PGF AND PRUDENTIAL FINANCIAL FAIL TO MEET THEIR OBLIGATIONS UNDER THE MASTER AGREEMENT;

      o     IF THERE IS AN EARLY TERMINATION OF THE MASTER AGREEMENT; OR

SEE "MORE INFORMATION ABOUT THE FUNDS -- THE PAYMENT UNDERTAKING" AND "-- ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS."

--------------------------------------------------------------------------------

S&P 500 INDEX FUTURES are legally binding agreements for the future sale by one party and purchase by another party of a specified amount of the S&P 500 Index for a specified price on a designated future date. A futures contract is part of a class of instruments called derivatives, so named because these instruments derive their value from the worth of the underlying investments.

ZERO-COUPON GOVERNMENT SECURITIES are debt obligations that are issued or purchased at a significant discount from face value and increase or accrete in value at maturity. Zero-coupon government securities do not require periodic payment of interest and are highly interest rate sensitive. The difference between what you pay for a zero-coupon government security and what it pays at maturity is the amount of interest earned, assuming the zero-coupon government security is held until maturity.

STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES) are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.

The EQUITY RISK BUDGET for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund. It is determined mathematically by the Adviser, employing proprietary formulae that seek to limit the estimated maximum probable loss resulting from the Fund's exposure to equity markets to an amount which can be recouped by the future accretion of value in the Fund's fixed income portfolio, so that the Fund's expected NAV at maturity is greater than its Protected High Watermark Value. Generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund.

--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:    WHAT ARE THE FUNDS' PRINCIPAL RISKS?

A: You could lose money on an investment in a Fund. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Funds.

      The principal risks of an investment in the Funds involve opportunity costs, interim redemption risk (i.e., the risks associated with redemption prior to a Fund's Protected Maturity Date), and early termination risk, as well as the risks associated with exposure to the equity and fixed income markets. Opportunity costs involve the likelihood that a Fund's equity exposure drops to a low level or is eliminated altogether during periods of low interest rates or declining equity markets. This would reduce a Fund's ability to participate in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities. Investors can realize significant losses if they redeem their shares before a Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to maturity and the actual NAV of Fund shares on the date of redemption. This shortfall could be more pronounced in an environment of rising interest rates or a declining stock market. If a Fund's portfolio were to terminate before the Fund's Protected Maturity Date, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses. In addition, because the Funds participate in both the equity and debt markets, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

--------------------------------------------------------------------------------

An EARLY CLOSURE CONDITION is a circumstance where the Adviser allocates all of a Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments.

An EARLY FUND TERMINATION is a circumstance where a Fund will terminate by accelerating its Protected Maturity Date and distribute liquidation proceeds to its shareholders if all of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. In the event of an Early Fund Termination, the Master Agreement with PGF will be accelerated so that the liquidation proceeds equal the Fund's protected High Watermark Value.

--------------------------------------------------------------------------------

      Non-principal risks of investing in the Funds include interest rate risk; the risk of the use of futures contracts; the risk that, under certain circumstances, the Master Agreement may require all of a Fund's assets to be invested in fixed income securities; the risk of an Early Closure Condition; the risk of termination of the Master Agreement; and the risk of default of PGF and Prudential Financial. These risks are described in detail below on pages 16-18 of this Prospectus.

Q: HOW DO THE FUNDS DIFFER FROM ORDINARY PRINCIPAL PROTECTED OR TARGET MATURITY FUNDS?

A: Ordinary principal protected funds only offer protection on an investor's initial investment and provide no assurance of preserving investment gains. Moreover, those funds only offer their shares for a limited period and then close to new investments.

      In contrast, the High Watermark Funds CONTINUOUSLY OFFER THEIR SHARES and provide the flexibility to make systematic investments over time targeted to chosen Protected Maturity Dates. More importantly, the Funds seek to PRESERVE INVESTMENT GAINS and return the Protected High Watermark Value at the Protected Maturity Date -- EVEN IF IT WAS ATTAINED BEFORE THE INVESTOR WAS A SHAREHOLDER OF THE FUND.

      Ordinary target maturity funds seek to tailor their portfolios' risk levels to suit their time horizons. As maturity approaches, these funds generally reallocate their portfolios (e.g., by reducing their portfolios' allocation to stocks and increasing their fixed income exposure, but reducing the duration of their fixed income securities) so as to reduce expected risk and consequently expected return.

      The High Watermark Funds generally tailor their portfolios' risk level over time in a manner similar to ordinary target maturity funds. In contrast to ordinary target maturity funds, however, the High Watermark Funds seek to preserve principal and investment gains at the Protected Maturity Date.

--------------------------------------------------------------------------------

Q:    WHO ARE THE FUNDS DESIGNED FOR?

A: The Funds' Payment Undertaking can assist investor planning by assuring a certain minimum value of investment on a particular Protected Maturity Date. Generally, the Funds should be purchased only by investors who:

      o have a long-term investment horizon compatible with the chosen Fund's Protected Maturity Date,

      o seek potential for capital appreciation but place a premium on capital preservation,

      o     want a professionally managed and diversified portfolio, and

      o     are not seeking current income through cash dividends.

      The Funds are inappropriate as:

      o a means of "capturing" a Protected High Watermark Value that exceeds today's NAV. The protected "yield" that a new investor would earn would generally be inferior to Treasury bonds of like duration. If this were not the case, then the Early Closure Condition provision in the Master Agreement (as discussed below) would require that the Fund be closed to new investors. This is true even in periods of rising interest rates, when the disparity between current NAV and the Protected High Watermark Value may be pronounced.

      o a short-term investment, despite the Funds' daily liquidity, since interim losses in value are not protected.

      o an equity substitute, since the Funds' equity exposure is limited and generally declines over time.

Q:    WHAT SPECIAL CONDITIONS APPLY TO THE FUND?

A: The following terms will apply to each Fund upon the occurrence of an Early Closure Condition or an Early Fund Termination.

      o If an Early Closure Condition occurs in the judgment of the Adviser, the Funds will close to new investments, though a new Fund with the same Protected Maturity Date may be established to accept new contributions.

      An Early Fund Termination occurs when a Fund terminates by accelerating its Protected Maturity Date and distributes liquidation proceeds to its shareholders if ALL of the following circumstances happen:

      o If a Fund has had its Equity Risk Budget drop to zero (generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund);

      o The Fund is in the final three years prior to its Protected Maturity Date; and

      o The Fund has a portfolio yield less than total Fund operating expenses.

      In the event of an Early Fund Termination, the Master Agreement with PGF will be accelerated so that the liquidation proceeds equal the Fund's protected High Watermark Value.

Q:    HOW HAVE THE FUNDS PERFORMED HISTORICALLY?

A: Because the Funds are new, they do not have performance information an investor may find useful in evaluating an investment in the Funds.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q: WHAT ARE THE FUNDS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                        2010 HIGH WATERMARK FUND    2015 HIGH WATERMARK FUND    2020 HIGH WATERMARK FUND
                                       -------------------------    ------------------------    ------------------------
                                               CLASS I(4)                  CLASS I(4)                  CLASS I(4)
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of
  offering price)                                 None                        None                        None

Maximum Deferred Sales
  Charge (Load)
  (as a percentage of the lesser
  of the original purchase cost
  or the current market value
  of the redeemed shares)                         None                        None                        None

Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends                            None                        None                        None

Redemption Fee (as a
  percentage of amount
  redeemed, if applicable)                        None                        None                        None
  Exchange Fee                                    None                        None                        None
  Maximum Account Fee                             None                        None                        None

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)

    Management Fees(1)                             .65%                       0.65%                       0.65%
    Distribution (12b-1) Fees                     None                        None                        None
    Other Expenses(2)                             0.95%                       1.02%                       1.37%
Total Annual Fund
    Operating Expenses                            1.60%                       1.67%                       2.02%
Expense Reimbursement                             0.42%                       0.49%                       0.84%
Net Expenses(3)                                   1.18%                       1.18%                       1.18%

(1) If the Fund becomes completely and irreversibly invested in fixed income securities, the Management Fees will be .40% for the remainder of the Investment Period.

(2) The fee of 0.35% paid to PGF under the Master Agreement is included in Other Expenses. Since this fee rate is specific to the terms of the Master Agreement, if the Master Agreement was terminated and AIG Series Trust entered into a new master agreement, the fee payable under the new agreement may be higher than 0.35%. Any increase in the fee payable would be borne by the Fund.

(3) The Board of Trustees, including a majority of the Disinterested Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue for one year and may continue annually thereafter, subject to the approval by the Trustees, including a majority of the Independent Trustees.

(4) Class I shares are offered to certain group plans including, but not limited to, employee retirement plans. See page 18 for more information regarding Class I shares.

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                            1 year   3 year   5 year   10 year
                                            ------   ------   ------   -------
       2010 HIGH WATERMARK FUND
       (Class I shares) ..................  $  120   $  375   $  649   $ 1,432
       2015 HIGH WATERMARK FUND
       (Class I shares) ..................  $  120   $  375   $  649   $ 1,432
       2020 HIGH WATERMARK FUND
       (Class I shares) ..................  $  120   $  375   $  649   $ 1,432

You would pay the following expenses if you did not redeem your shares:

                                            1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                            ------   ------   ------   -------
       2010 HIGH WATERMARK FUND
       (Class I shares) ..................  $  120   $  375   $  649   $ 1,432
       2015 HIGH WATERMARK FUND
       (Class I shares) ..................  $  120   $  375   $  649   $ 1,432
       2020 HIGH WATERMARK FUND
       (Class I shares) ..................  $  120   $  375   $  649   $ 1,432

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES

Class I Shares are not subject to distribution and account maintenance and service fees. However, AIG SunAmerica Capital Services, Inc., is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES

Class I shares of the Funds are offered to the following:

      o A retirement plan (or the custodian for such plan) with aggregate fund assets of at least $5 million within the first 13 months;

      o A client of a broker-dealer or registered investment adviser that both recommend the purchase of fund shares and charge such client an asset-based fee with fund assets of at least $5 million within the first 13 months;

      o An investor who invests at least $5 million in one Fund within the first 13 months; and

      o An investor that participates through an annuity contract or variable life policy with an insurance company with aggregate fund assets of at least $5 million within the first 13 months.

Inquiries regarding the purchase, redemption or exchange of Class I shares or making or changing of investment choices should be directed to your financial advisor or plan administrator. As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended ("the PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order and it therefore cannot be processed. Your application and any check or other deposit that accompanied will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then-current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with you tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

TRANSACTION POLICIES (ALL FUNDS)

VALUATION OF SHARES. Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Fund's total assets.

BUY AND SELL PRICES. When you buy Class I shares, you pay NAV. When you sell Class I shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial adviser, you should make sure the order is transmitted to the Fund before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

--------------------------------------------------------------------------------

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the applicable Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing or, you may visit our website at www.sunamericafunds.com, or call FastFacts at 1-800-654-4760.

EXCHANGES. You may exchange shares of a Fund for shares of the same class of any other fund distributed by the Distributor except for SunAmerica Senior Floating Rate Fund, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Funds at all times also reserve the right to restrict or reject any exchange transactions, for no reason or any reason, without notice. For example, the Funds may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures' section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the fund may consider, among other factors, the investor's trading history in the fund and in other AIG SunAmerica funds.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable fees.

AN INVESTOR WHO EXCHANGES OUT OF ONE FUND AND INTO ANOTHER FUND DOES NOT "IMPORT" THE PROTECTED HIGH WATERMARK VALUE FROM THE FIRST FUND; RATHER, THE REDEMPTION EXTINGUISHES ANY ENTITLEMENT TO THE FIRST FUND'S PROTECTED HIGH WATERMARK VALUE AND THE PURCHASE OF THE SECOND FUND STARTS A NEW ENTITLEMENT TO THE SECOND FUND'S PROTECTED HIGH WATERMARK VALUE IF THE SHARES ARE HELD TO THE SECOND FUND'S PROTECTED MATURITY DATE.

CERTIFICATED SHARES. The Funds do not issue certificated shares.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES. The Funds' policies and procedures with respect to the disclosure of the Funds' portfolios securities are described in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

MARKET TIMING POLICIES. The Funds discourage excessive or short-term trading, often referred to as "market timing", and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds' Board of Trustees have adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds' transfer agent. While the Funds' expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the funds' prospectuses, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents an the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

MARKET TIMING PROCEDURES. The Funds' procedures include committing staff of the Funds' shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Fund's investment objective, the size of the fund and the

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica mutual funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though the implementation of the Funds' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and the Funds' service providers seek to make judgments that are consistent with the interests of the Funds' shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be rejected or revoked by the Fund on the next business day following receipt by the Fund.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

PROSPECTUSES, ANNUAL, AND SEMI-ANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.sunamericafunds.com, and select the "Go Paperless" hyperlink. (Note: this option is only available to accounts opened through the Fund.) To establish electronic delivery for accounts held in a brokerage account, contact your broker/dealer.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Funds.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by the Distributor or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 1-800-858-8850, to change dividend and distribution payment options.

UNLESS OTHERWISE SPECIFIED, ALL DIVIDENDS AND DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FULL AND FRACTIONAL SHARES OF A FUND. IF YOU DO NOT REINVEST ALL OF YOUR DIVIDENDS AND CAPITAL GAINS DISTRIBUTION IN THE FUND, YOUR AGGREGATE PROTECTED HIGH WATERMARK VALUE WILL BE REDUCED.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

The dynamic exposure allocation process may increase turnover of a Fund's assets, which may result in the realization of additional gains by the Fund. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. AS NOTED ABOVE, DISTRIBUTIONS OF ANY GAINS AND INCOME WILL BE TAXABLE TO SHAREHOLDERS EVEN IF THOSE DISTRIBUTIONS ARE REINVESTED IN FUND SHARES. Any gains from the Fund's investments in futures contracts will generally be treated as long-term capital gain to the extent of 60% of the gain and the remainder will generally be treated as short-term capital gain. Shareholders will also receive taxable distributions of net income from investments in fixed income securities even in situations where a Fund has capital losses from investments in the U.S. equity markets.

The determination of the tax character of any payment under the Master Agreement to the Fund as capital gain or ordinary income is not free from doubt under federal tax law. Each Fund intends to take the position that its right to receive the payment under the Master Agreement is itself a capital asset, and that the payment in termination of this right gives rise to capital gain. Were the Internal Revenue Service to challenge this position, it is believed that at least the portion of the payment attributable to capital losses previously realized by the Fund, and perhaps attributable to the Fund's unrealized capital losses, should be treated as capital gain. Any such gain would be

--------------------------------------------------------------------------------

offset by otherwise allowable capital losses, if any. To the extent that a Fund distributes the payment to its shareholders, a portion of the payment may constitute ordinary income to the shareholders, provided, however, because each Fund will terminate at the Protected Maturity Date, it is anticipated that the shareholders receiving the payment in exchange for their shares would be treated as receiving a return of capital to the extent of their basis in the shares of the Fund, and to the extent the payment exceeds basis, as having capital gain.

The Funds will invest in zero-coupon government securities and other debt securities that are issued at a discount or provide for deferred interest. Even though the Funds receive no actual interest payments on these securities, the Funds will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements if shareholders request cash distributions.

REMEMBER, THERE MAY BE TAXES ON TRANSACTIONS. Because the Funds' share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

RETURNS OF CAPITAL CAN OCCUR. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold a percentage (currently 28%) of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Funds. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Funds under all applicable laws.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

THE PAYMENT UNDERTAKING

Each Fund's Payment Undertaking provides that if you hold your Fund shares until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value. Even if the Fund is itself unable to meet the Payment Undertaking on the Protected Maturity Date, the Fund can rely on the Master Agreement which provides that PGF will pay the amount of any shortfall between the Fund's Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met.

More specifically, Protected High Watermark means, with respect to each share class, the higher of the initial NAV of a share and the NAV for a share on the date a share of that class is first issued. Thereafter, on each date on which NAV is calculated (a "Share Valuation Date"), the Protected High Watermark Value for a share of that class will be reset to equal the greater of (I) the NAV for a share on that Share Valuation Date or (II) the Protected High Watermark Value for a share for the immediately prior Share Valuation Date less the sum of (A) the product obtained by multiplying (i) the share distribution amount (recorded on that date if the Share Valuation Date is an ex-dividend date) for shares of that class, if any, by (ii) a ratio equal to the Protected High Watermark Value for a share on the immediately preceding Share Valuation Date divided by the sum of (a) NAV on that Share Valuation Date and (b) the share distribution amount, if any, declared on that Share Valuation Date, plus (B) extraordinary expenses per share, if any, accrued or paid on that Share Valuation Date (to the extent there was no prior accrual for this expense).

HOW IS THE PROTECTED HIGH WATERMARK VALUE DETERMINED?

Below are several illustrations indicating how the Protected High Watermark Value would be calculated under different circumstances. These examples relate to Class I shares. These examples start with the following assumptions:

SHARES PURCHASED: Class I shares of the 2010 High Watermark Fund
AMOUNT OF PURCHASE: $20,000
NET ASSET VALUE AT TIME OF PURCHASE: $10.00 per share
PUBLIC OFFERING PRICE PER SHARE: $10.00
TOTAL NUMBER OF SHARES PURCHASED: 2000 ($20,000/$10.00 per share = 2000 shares)

OTHER ASSUMPTIONS: You hold your shares until the Protected Maturity Date and if the Fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Master Agreement by either the Fund or PGF (and Prudential Financial).

EXAMPLE 1: The Fund's highest NAV attained is $11.00 per share and no dividends or distributions are paid after that value is reached.

You will receive $22,000.00, which is equal to the Protected High Watermark Value times the number of shares that you own ($11.00 x 2000 = $22,000). This amount would be paid whether the Fund's highest NAV (Protected High Watermark Value) is reached before or after you purchase your shares.

EXAMPLE 2: Make the same assumptions as in example 1, except that the Fund's NAV reaches its highest point of $10 per share on the date of your purchase, then declines to $9.00 per share and no dividends or distributions are paid by the Fund after this date.

The amount payable to you upon redemption at the Protected Maturity Date would be $20,000 (2,000 x $10.00), the value of the shares you purchased, even though the Fund's NAV has gone down subsequently.

The following examples illustrate that if you reinvest your dividends and distributions in additional shares of the Fund, the Protected High Watermark Value per share will decline as dividends and distributions are paid out, but this decline will be offset by the increase in the number of shares you own as a result of your reinvestment. If you do not reinvest your dividends and distributions in additional shares of the Fund, your aggregate High Watermark Value will be reduced. If you redeem your shares prior to the Protected Maturity Date, you will not be entitled to receive the Protected High Watermark Value on those shares. If you redeem shares, you will then hold fewer shares at the then-current Protected High Watermark Value, thereby reducing your aggregate Protected High Watermark Value. A redemption made from the Fund prior to the Protected Maturity Date will be made at the Fund's then-current NAV, which may be lower than the Protected High Watermark Value.

EXAMPLE 3: Same assumptions as above, except that the Fund's highest NAV reaches $12.50 per share. It subsequently declines to $12.00 per share and on the Share Valuation Date, a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the Share Valuation Date, the NAV per share is $11.00 (remember the dividend is paid out of Fund assets $12.00 - $1.00 = $11.00).

--------------------------------------------------------------------------------

To recalculate the new Protected High Watermark Value per share:

1. The new Protected High Watermark Value is the greater of $11.00 per share or the following:

2.    High Watermark Value immediately prior to the Share Valuation Date
      ($12.50)

3. less the sum of (A) the product obtained by multiplying (i) the share distribution amount ($1.00) by (ii) a ratio equal to the Protected High Watermark Value per share immediately preceding the Share Valuation Date ($12.50) divided by a sum of (a) NAV on the Share Valuation Date ($11.00) and (b) the share distribution amount on the Share Valuation Date ($1.00) plus extraordinary expenses, if any ($0.00): $1.00 x $12.50/($11.00+$1.00)
      = $1.04167

4.    Item 2 minus Item 3: $12.50 - $1.04167 = $11.46

Because $11.46 is greater than the NAV on the Share Valuation Date ($11.00), $11.46 becomes the new Protected High Watermark Value.

In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 181.818 shares: 2,000 (shares owned) x 1.00 per share dividend /$11
(NAV) = 181.818 (additional shares purchased) bringing your total shares owned to 2000 + 181.818 = 2,181.818

Consequently the new AGGREGATE Payment Undertaking Amount to you is now 2,181.818 x $11.46 = $25,003.63.

EXAMPLE 4: You elect to receive Fund dividends and distributions in cash. We will use the same assumptions in Example 3 above, except that you elect to receive dividend in cash.

To recalculate your aggregate Protected High Watermark Value:

1.    Determine the value of your dividend: 2,000 shares x $1.00 = $2,000.00.

2.    Determine the new Protected High Watermark Value: $11.46.

3. Recalculate the new AGGREGATE Payment Undertaking: $11.46 (new Protected High Watermark Value) x 2,000 (because you will receive the dividend in cash rather than additional shares, the number of Fund shares you own remains at 2,000.) = $22,920.00 (This amount is $2,083.63 less than the value of the AGGREGATE Payment Undertaking if you reinvested the dividend which accounts for the cash value that you chose to take currently, $2,000.00.) Thus if you do not reinvest dividends, the value of the AGGREGATE Payment Undertaking will be reduced by the an amount related to the amount that you remove from the Fund. If the Fund's NAV immediately prior to the dividend is less than the Protected High Watermark Value per share and you do not reinvest your dividend, the value of the dividend in cash would be less than the High Watermark value of the shares received through the reinvested dividends by an amount equal to the difference between the NAV and the Protected High Watermark Value per share.

ALTHOUGH YOU CAN PERFORM THIS CALCULATION YOURSELF, THE FUND WILL RECALCULATE THE PROTECTED HIGH WATERMARK VALUE FOR EACH SHARE CLASS ON EACH DAY THE FUND IS OPEN FOR BUSINESS, AND WILL PUBLISH IT ON THE SUNAMERICA WEBSITE --WWW.SUNAMERICAFUNDS.COM-- TOGETHER WITH THE CURRENT NAV. IT IS POSSIBLE THAT THE FUND'S CALCULATIONS MAY DIFFER FROM A SHAREHOLDER'S CALCULATION, FOR EXAMPLE, BECAUSE OF ROUNDING OR THE NUMBER OF DECIMAL PLACES USED. IN EACH CASE, THE FUND'S CALCULATIONS WILL CONTROL.

INVESTMENT STRATEGY

GENERAL

The Funds seek to generate capital appreciation by maintaining exposure to US equity markets, while also being invested in fixed income securities. Exposures to both markets are managed to minimize the risk of loss of principal and investment gains over the Funds' respective maturities and to become generally more conservative (that is, less exposed to equity markets) as the Fund's Protected Maturity Date approaches. Under normal market conditions, the Funds will initially seek significant equity exposures and relatively long duration fixed income exposures and will be managed such that, as the Protected Maturity Date approaches, Fund holdings are increasingly devoted to high-grade, short-term fixed income securities. This reduction of investment risk exposure over time is broadly typical of target maturity funds and is frequently considered to be appropriate for prudent investors who are investing to provide for retirement, education or other purposes that prescribe an investment time horizon.

The Funds may trade portfolio holdings actively, which could increase the Funds' transaction costs (thus affecting performance) and may increase your taxable distributions.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTIONAL EXPOSURE is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.
--------------------------------------------------------------------------------

PORTFOLIO CONSTRUCTION AND REBALANCING

The Funds' Adviser, Trajectory Asset Management LLC, uses disciplined quantitative investment formulae that seek to maximize the Funds' prospects for capital appreciation while preserving investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date.

The Adviser employs the disciplined quantitative approach through a proprietary, computer assisted methodology to construct and rebalance the Funds' portfolios. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as government securities, but also the portfolios' notional exposures to equity markets via futures contracts and from time to time options contracts. The quantitative methodology evaluates a number of factors including, but not limited to:

      o     The Fund's NAV as compared to its Protected High Watermark Value

      o     The prevailing level of interest rates

      o     Fund expenses

      o The current value of S&P 500 Index futures compared to their previous high-water value

      o     Margin requirements relating to S&P 500 Index futures

      o The level of Fund holdings of money market instruments, including margin deposits

      o     The length of time remaining until the Fund's Protected Maturity
            Date

Through this quantitative methodology, the Adviser determines each Fund's initial portfolio holdings of S&P 500 Index futures, government securities and money market instruments, and determines portfolio rebalancing requirements thereafter.

Under certain market conditions, the Adviser may collar a portion of the S&P 500 Index exposure by writing calls and buying puts. A collar is a trade that establishes both a maximum profit (the ceiling) and maximum loss (the floor) when holding the underlying asset. The premium received from the sale of the ceiling reduces that due from the purchase of the floor. Strike prices are often chosen at the level at which the premiums net out or generate net positive premiums to the Fund. An example would be: owning 100 futures contracts, while simultaneously selling a call, and buying a put. Under most market conditions, the Funds are rebalanced daily on each business day. In volatile markets, however, the Adviser may rebalance the Funds' exposures more frequently and execute intra-day trades. By rebalancing daily, the Adviser seeks to reallocate each day's gains so as to protect them until the Protected Maturity Date, along with initial capital and prior days' gains, which are similarly protected by portfolio rebalancing.

The quantitative methodology is calibrated so as to control investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date, while maintaining equity market exposure over a broad range of market conditions. Targeted persistence of equity exposures is generally consistent with a target maturity fund. HOWEVER, IN THE EVENT OF A SIGNIFICANT DECLINE IN INTEREST RATES, OR EQUITY MARKET VALUES, OR BOTH, THE METHODOLOGY MAY SIGNIFICANTLY REDUCE OR ELIMINATE A FUND'S EQUITY EXPOSURE WELL BEFORE THE FUND'S PROTECTED MATURITY DATE, WHICH COULD CONSTITUTE AN EARLY CLOSURE CONDITION, DISCUSSED BELOW.

EQUITY EXPOSURE. The Funds use S&P 500 Index futures to generate equity market exposures. The S&P 500 Index is a stock market index comprising common stocks in the U.S. selected by Standard and Poor's Corporation ("S&P"). By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index. By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

The Funds intend to hold only S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

The 2010 High Watermark Fund will cap its notional exposure to the equity markets at approximately 90% of current net assets. The 2015 High Watermark Fund and the 2020 High Watermark Fund will cap their notional exposure to the equity markets at approximately 95% of current net assets. Under normal market conditions, the Funds (particularly the longer duration Funds such as High Watermark 2020 Fund) may maintain equity market notional exposures at levels of approximately 95% of net assets over a number of years.

The Funds' investments in S&P 500 Index futures are fully covered by high-grade fixed income securities. The Funds intend to maintain at least 100% coverage of notional equity exposures in the form of U.S. government securities and other high-grade fixed income securities.

Through the use of futures strategies, the Funds seek to contain trading costs and expenses related to dynamic rebalancing. In employing these strategies, the Funds also seek to earn higher aggregate cumulative interest income over the life of each Fund than would typically be available through a portfolio of comparable credit quality that generates its equity exposure through direct holdings of shares of stock.

Table 1 below shows the targeted notional equity exposure ranges, expressed as a percent of net assets, for each of the Funds. The Table includes an estimated range of the initial notional equity exposures that each Fund will target at inception as well as an estimated range of average notional equity exposures that the Funds might experience from inception to their Protected Maturity Dates on a time-weighted basis.

TABLE 1

                               ---------------------------------------------
                                  INDICATIVE RANGE OF   INDICATIVE RANGE OF
                                   TARGETED INITIAL       TARGETED AVERAGE
                                    NOTIONAL EQUITY       NOTIONAL EQUITY
FUND                                   EXPOSURES        EXPOSURES OVER TIME
----------------------------------------------------------------------------
High Watermark 2010 Fund ......         40-65%                 30-50%
High Watermark 2015 Fund ......         70-90%                 50-65%
High Watermark 2020 Fund ......         80-95%                 55-75%

The target exposures shown in Table 1 are indicative only; actual exposures may differ significantly from these estimates. Initial notional exposures are highly sensitive to the level of interest rates, particularly for shorter duration Funds, such as 2010 High Watermark Fund, so that actual equity exposure may be below the indicated range if interest rates are low at time of inception. Similarly the average notional equity exposure that a Fund actually attains over time may be substantially lower than the range indicated in Table 1 if the Fund encounters significant equity market declines, low interest rates, or a combination of the two over its Investment Period. The Funds may collar the equity index futures position by purchasing puts and writing calls on a portion of the equity exposure.

FIXED INCOME PARTICIPATION. Generally, all or nearly all of the assets in the fixed income portfolio will be invested in U.S. government securities and high-grade money market instruments. Initially the Funds will hold a fixed income portfolio composed of longer duration U.S. government securities and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.

The Funds' investment in U.S. government securities will generally, if not wholly, consist of zero-coupon government securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the government security will accrue and compound over the period until the Protected Maturity Date or the particular interest payment date at a rate of interest reflecting the market rate of the securities at the time of issuance. Zero-coupon government securities do not make periodic payment of interest and are highly interest rate sensitive.

Zero-coupon government securities will include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated AAA by S&P and Aaa by Moody's Investors Service at the time of purchase and may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations if the Fund is in an Early Closure Condition, discussed below. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short-term securities held by the Fund will be issued by issuers rated in the highest rating categories by S&P or Moody's.

Table 2 below shows the ranges of targeted durations for the Funds' fixed income portfolios. The Table includes an estimated range of the initial fixed income portfolio duration that each Fund will target at inception, as well as an estimated range of average portfolio duration that the Fund might experience from inception to its Protected Maturity Date on a time-weighted basis.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

TABLE 2

                               ---------------------------------------------
                                  INDICATIVE RANGE OF   ESTIMATED RANGE OF
                                   TARGETED INITIAL        TARGETED FIXED
                                     FIXED INCOME         INCOME PORTFOLIO
FUND                              PORTFOLIO DURATION    EXPOSURES OVER TIME
----------------------------------------------------------------------------
High Watermark 2010 Fund             3.0-5.5 years         2.0-3.5 years
High Watermark 2015 Fund             3.5-8.0 years         3.0-4.5 years
High Watermark 2020 Fund             4.0-9.5 years         4.0-6.0 years

The targeted initial and average durations shown in Table 2 are indicative only; actual durations may differ significantly from these estimates due to changes in market conditions, particularly interest rates at the time of Fund inception, and fixed income and equity market conditions over time.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS

A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. This section discusses the risks associated with certain types of securities in which the Funds may invest and certain investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information.

HOW RISKY ARE THE FUNDS OVERALL?

The principal risks of an investment in a Fund involve opportunity costs, as well as the risks associated with exposure to the equities and fixed income markets. These risks are discussed in detail below.

The Adviser is a newly formed entity with limited experience advising a registered investment company. Fund performance is significantly dependent upon the Adviser's skill in managing assets to implement the Funds' strategy. There is no assurance that a Fund's investment strategy alone will achieve its investment objective of fulfilling the Payment Undertaking.

If a Fund's investment strategy is unsuccessful, you can lose money if the financial condition of PGF and Prudential Financial deteriorates and they are unable to satisfy the Master Agreement with the Fund. It is also possible, though unlikely, that the Fund will not be able to satisfy its obligations under the Master Agreement and PGF and Prudential Financial are relieved of their obligations under the Master Agreement. As a result, the Fund may not be able to redeem your shares for the Protected High Watermark Value on the Protected Maturity Date. You also could lose money if, among other reasons, the Fund incurs extraordinary expenses, or if you redeem your shares prior to the Protected Maturity Date.

OPPORTUNITY COSTS

If at any time during the Investment Period interest rates are low, a Fund's exposure may be largely limited to fixed income securities in order to decrease the likelihood that a payment would be required under the Payment Undertaking. In addition, if the equity markets experience a major decline, the Fund's exposure may become largely limited to fixed income securities. In fact, if the value of the equity index futures portfolio were to decline by a significant amount, a complete allocation to fixed income exposure would likely occur. In the event of an allocation of 100% of the portfolio exposure to fixed income securities, the Fund would likely lose exposure to the equity markets prior to the Protected Maturity Date. In this circumstance, the Fund may not participate meaningfully in any subsequent recovery in the equity markets.

In addition, the terms of the Master Agreement prescribe certain investment parameters within which a Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of Fund assets in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity index futures position when it otherwise would not be in the shareholders' best interests.

USE OF FIXED INCOME SECURITIES REDUCES THE FUNDS' ABILITY TO PARTICIPATE AS FULLY IN UPWARD EQUITY MARKET MOVEMENTS, AND THEREFORE, REPRESENTS SOME LOSS OF OPPORTUNITY COMPARED TO A PORTFOLIO THAT IS FULLY INVESTED IN EQUITIES.

RISK OF INTERIM REDEMPTION

Investors can realize significant losses if they redeem their shares before a Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to maturity and the actual NAV of Fund shares.

--------------------------------------------------------------------------------

EARLY FUND TERMINATION

If a Fund's portfolio were to terminate before the Fund's Protected Maturity Date, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses.

INTEREST RATE RISK

Debt securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. In addition, the market value of zero-coupon securities (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically.

ZERO-COUPON SECURITIES

Federal tax law requires that a holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because a Fund must distribute substantially all of its net income (including non-cash income attributable to the accretion of value of zero-coupon securities) to its shareholders each year for income and excise tax purposes, this accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders.

CREDIT RISK

Commercial paper and other high quality short-term notes held by the Funds are promissory notes of private issuers that depend solely on the credit of the issuing company. Securities directly issued by the U.S. Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. All U.S. government securities may be subject to price declines due to changing interest rates.

USE OF FUTURES

While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin. In addition, although the Funds intend to purchase or sell futures contracts on the Chicago Mercantile Exchange where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a futures investment position when it wanted to do so.

TRANSACTION COSTS

The dynamic exposure allocation process results in additional transaction costs such as dealer spreads and charges incurred from futures commission merchants. This process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, the dynamic exposure allocation strategy may require a Fund to have a higher portfolio turnover rate. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

U.S. GOVERNMENT SECURITIES

Some U.S. government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

FUND SUITABILITY

If you may need access to your money at any point prior to the Protected Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the Funds. Investors who redeem before the Protected Maturity Date will receive the current NAV of their investment, which may be less than either the Protected High Watermark Value or their initial investment.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

The Funds never restrict your ability to redeem your shares. However, shareholders who do not reinvest their distributions or dividends will reduce their aggregate Protected High Watermark Value and shareholders who redeem prior to the Protected Maturity Date will bear the cost of the Master Agreement without receiving any corresponding benefit. As explained in the examples on pages 12-13, if you reinvest your dividends and distributions, the number of shares you own in a Fund will increase at each date on which a dividend or distribution is paid and the Protected High Watermark Value will decrease so that your overall aggregate Protected High Watermark Value will not change. However, if you fail to reinvest dividends or distributions or you redeem Fund shares, your overall aggregate Protected High Watermark Value will decrease because you will have fewer shares multiplied by the applicable Protected High Watermark Value.

RISKS ASSOCIATED WITH THE MASTER AGREEMENT

If the NAV of a Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Funds' ability to meet the Payment Undertaking.

CONTRACTUAL RESTRICTIONS UNDER THE MASTER AGREEMENT

The Funds are subject to conditions of the Master Agreement that require the Adviser to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Funds' assets will be insufficient to allow a Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date. Accordingly, the Master Agreement could limit the Adviser's ability to respond to changing market conditions. If the Adviser fails to provide the required information to PGF or if the Adviser does not comply with the agreed-upon investment parameters or other requirements in the Master Agreement and fails to cure such deficiency within specified cure periods, PGF may terminate the Master Agreement (as described below) or exercise its right to instruct the Funds' custodian to immediately rebalance a Fund's portfolio so that it complies with the investment parameters. Compliance with these investment parameters may require that a Fund's assets be invested exclusively in fixed income securities, in which case a Fund's ability to participate in upward equity market movements could be eliminated.

RISK OF CANCELLATION OF THE MASTER AGREEMENT

While the Adviser intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

EARLY CLOSURE CONDITIONS

If the Fund has irrevocably allocated its assets to the fixed income portfolio, it will close to new share issuances. A new Fund may be formed with the same Protected Maturity Date to accept new contributions. The Manager and the Adviser have contractually agreed to reduce their respective fees in the event that a Fund becomes completely and irreversibly invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Fund will liquidate as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

EARLY FUND TERMINATION CONDITIONS

Under the Master Agreement, if certain low interest rate conditions occur and a Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If a Fund terminates early under these circumstances, the Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value.

Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds.

--------------------------------------------------------------------------------

GLOSSARY   INVESTMENT TERMINOLOGY

           CAPITAL APPRECIATION is growth of the value of an investment.

           A DERIVATIVE INSTRUMENT is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument.

           An EARLY CLOSURE CONDITION is a circumstance where the Adviser allocates all of a Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments.

           An EARLY FUND TERMINATION is a circumstance where a Fund will terminate by accelerating its Protected Maturity Date and distribute liquidation proceeds to its shareholders if ALL of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. Also, the Board of Trustees of the Trust or PGF can terminate the Fund under certain circumstances.

           EQUITY EXPOSURE means investing a portion of the Funds' assets in S&P 500 Index futures to generate equity market exposures. By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.

           The EQUITY RISK BUDGET for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund.

           EXTRAORDINARY EXPENSES means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund's business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund) or any other non-recurring, non-operating expenses.

           FIXED INCOME PARTICIPATION means investing a portion of the Funds' assets in U.S. government securities and high-grade money market instruments, including zero-coupon government securities and STRIPS.

           FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include U.S. government securities. A high-quality fixed income security is rated in the highest ratings category by a debt rating agency (or is considered of comparable quality by the Adviser).

           FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

           The INVESTMENT PERIOD for Class I of each Fund commenced on February 17, 2005 and ends on that Fund's Protected Maturity Date, at which time the Fund will liquidate and cease operations. During its Investment Period, a Fund will make continuous public offerings of its shares. Under certain limited circumstances, the Fund may close to new investments or liquidate altogether prior to its scheduled Protected Maturity Date.

           The MASTER AGREEMENTS (the "Master Agreement") are the agreements between each of the Funds, and Prudential Global Funding, under which PGF will pay to each Fund any shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund's Protected Maturity Date, provided certain conditions are met.

           MONEY MARKET INSTRUMENTS include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

NET ASSET VALUE, or NAV, is the value of a Fund's assets minus all liabilities divided by the number of shares outstanding. The Funds calculate their NAV each business day.

NOTIONAL EXPOSURE is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

Each Fund's PAYMENT UNDERTAKING is the undertaking by the Fund to pay the Protected High Watermark Value on the Protected Maturity Date.

PRESERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

The PROTECTED HIGH WATERMARK VALUE for a Fund is the highest net asset value per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and
(iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution.

The PROTECTED MATURITY DATE is the date on which a Fund's shareholders are entitled to receive their aggregate Protected High Watermark Value.

REPURCHASE AGREEMENTS are agreements in which the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months.

S&P 500 INDEX is a stock market index comprised of common stocks in the U.S. selected by S&P.

STRIPS are separately traded interest or principal components of securities issued or guaranteed by the U.S. government. Under the STRIPS program, the interest and principal components of these securities are individually numbered and separately issued by the U.S. government at the request of depository financial institutions, which then trade the component parts independently.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A ZERO-COUPON SECURITY is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

ZERO-COUPON GOVERNMENT SECURITIES are: (i) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

RISK TERMINOLOGY

ACTIVE TRADING: A Fund may engage in frequent trading of portfolio holdings to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

CREDIT RISK: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

DEFAULT RISK: The risk that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. In these circumstances, Fund shareholders could receive an amount less than the Protected High Watermark Value.

--------------------------------------------------------------------------------

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

EARLY TERMINATION RISK. The principal risk of Early Fund Termination is that an investor will need to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which may involve transaction expenses.

EQUITY RISK: The risk that the equity market may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

INTEREST RATE RISK: The market value of the interest-bearing debt securities held by the Funds are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. Zero-coupon bonds, including STRIPS, longer term and lower coupon bonds tend to be more sensitive to changes in interest rates. As a result, an investment in the Funds is subject to risk even if all fixed income securities in a Fund's investment portfolio are paid in full at maturity.

INTERIM REDEMPTION RISK: The risk that investors can realize significant losses if they redeem their shares before maturity, particularly if they need to sell their shares when a Fund's Protected Maturity Date is still a long way off.

OPPORTUNITY COST: The difference in return between a chosen investment and one that is passed up. Investment in fixed income securities during the Investment Period reduces the Funds' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that invests principally in equity securities.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

YIELD SHORTFALL RISK: The risk that portfolio yield drops below a Fund's expense ratio and the Fund would have to use capital (i.e., NAV) to cover its expenses.

FUND MANAGEMENT
--------------------------------------------------------------------------------

FUND MANAGEMENT

MANAGER. AIG SunAmerica Asset Management Corp. ("SunAmerica" or "Manager") supervises the daily business affairs of each Fund and provides various administrative services to the Funds. SunAmerica has delegated portfolio management responsibilities to the Adviser.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44 billion as of December 31, 2005. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Each Fund will pay SunAmerica a management fee at the annual fee of .65% of average daily net assets. If a Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to ..40% for the remainder of the Investment Period.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contracts of the Funds is available in the Funds' Annual Report to shareholders for the period ending October 31, 2005.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on page 23.

ADVISER. Trajectory Asset Management LLC ("Adviser") was organized in 2003 under the laws of Delaware and its principal offices are at 150 East 52nd Street, 7th Floor, New York, NY 10022. The Funds are managed by a team of investment professionals who are employed by the Adviser.

The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates for the Funds. SunAmerica may terminate any agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated advisers for new or existing Funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with an adviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Adviser's fees only in the aggregate for each Fund.

The Adviser's fee will be 43% of the net management fees after reimbursements paid to SunAmerica.

Payments to the Adviser for its services are made by SunAmerica, not by the Funds.

The Funds are managed by the Adviser's team of portfolio managers led by Juan M. Ocampo. Additional information about the portfolio managers compensation, other accounts under management and ownership of each Fund's shares, is contained in the Statement of Additional Information. The portfolio managers are described below:

Juan M. Ocampo
President

Prior to founding Trajectory Asset Management LLCand its parent company Demand Insights LLC, Mr. Ocampo served as a Partner of McKinsey & Company, Mitchell Madison Group (and its successor, marchFIRST), and as a Managing Director of Securitas Capital, a private equity investment fund jointly funded by Credit Suisse and Swiss Re. Mr. Ocampo is co-author of the book SECURITIZATION OF CREDIT, published by John Wiley and Sons, and author of articles published in the Journal of Applied Corporate Finance and the McKinsey Quarterly. Mr. Ocampo is a graduate of the Massachusetts Institute of Technology and he received an MBA from Harvard Business School.

Kim H. Erle
Managing Director

Prior to founding Trajectory Asset Management and its parent company Demand Insights LLC, Ms. Erle was a Partner of marchFIRST, the successor firm of Mitchell Madison Group. Ms. Erle has also held positions at Bloomberg LP and at SalomonBrothers. Ms. Erle is a graduate of the Operations Research and Industrial Engineering program at Cornell University (with honors). She holds an MAin International Affairs and Economics from the Johns Hopkins School of Advanced International Studies, and an MBA (with honors) in Finance from Columbia Business School.

--------------------------------------------------------------------------------

Jiayi Li, CFA
Vice President

Jiayi Li has eight years of experience in investment management, investment banking and management consulting. Before joining Demand Insights LLC, Trajectory Asset Management LLC's parent company, Ms. Li worked as an Associate in A.T. Kearney's Financial Institutions Group. Prior to A.T. Kearney, Ms. Li supervised a $10 billion portion of Prudential's general account as a Portfolio Manager in Prudential's Fixed Income Portfolio Management group, and held an Analyst position in the Portfolio Management group of MetLife Investments. Ms. Li graduated with highest honors in Economics from Rutgers. She received her MBA (with honors) in Finance from Columbia Business School.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Fund's shares.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares (which are offered in a separate prospectus); (ii) additional compensation with respect to the sale of Class A or Class C shares (which are offered in a separate prospectus), as well as Class I shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Funds. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, the Manager or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, the Manager, the Distributor or their affiliates (including the Administrator) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by the Adviser. In some circumstances, those type of payments may relate to one or more Funds' inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by the Manager are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica Company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class I shares.

SunAmerica, the Distributor and Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

PRUDENTIAL FINANCIAL AND PGF. Prudential Financial is one of the largest financial services institutions in the United States. Prudential Financial provides a wide range of insurance, investment management and other financial products and services and have more than 15 million individual and institutional customers in the United States and over 30 other countries.

FUND MANAGEMENT
--------------------------------------------------------------------------------

PGF was established in 1985 and is an indirect wholly owned subsidiary of Prudential Financial. PGF serves as a central processing point for all proprietary over-the-counter derivative transactions within the Prudential Financial family and enters into a wide range of derivative instruments. Given the breadth of Prudential Financial's activities domestically and internationally, PGF interfaces frequently with the numerous business units within the firm to facilitate business. The many functions of PGF include:

      o Providing derivative strategies to enhance product line sales and investments.

      o Centralizing all over-the-counter derivative trading, credit and operational risk.

      o     Supporting Prudential Financial's debt issuance programs.

      o Engineering new products for Prudential Financial's retail and institutional client base.

      o Providing structured notes to qualified institutional buyers via Prudential Funding Corporation's Medium Term Note Program.

      o Hedging, within prescribed limits, Prudential Financial's foreign currency risk arising from investments in foreign subsidiaries.

The performance of PGF's obligations with respect to the master agreement issued to each High Watermark Fund is guaranteed by Prudential Financial. Prudential Financial's long-term senior debt is rated A3 (Moody's)/A- (S&P).

LEGAL PROCEEDINGS. On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of SunAmerica and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including SunAmerica and Distributor, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Funds. SunAmerica expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, SunAmerica and the Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Funds' financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

                                                  NET GAIN
                              NET                (LOSS) ON      TOTAL     DIVIDENDS DISTRI-
                             ASSET      NET      INVESTMENT      FROM      FROM NET BUTIONS
                             VALUE    INVEST-       (BOTH       INVEST-    INVEST-  FROM NET   TOTAL
                           BEGINNING   MENT     REALIZED AND     MENT        MENT   REALIZED  DISTRI-
PERIOD ENDED               OF PERIOD INCOME(1)   UNREALIZED)  OPERATIONS    INCOME   GAINS    BUTIONS
-----------------          --------- ---------  ------------  ----------  --------- --------  -------
                                                    2010 HIGH WATERMARK FUND

                                                            CLASS I
2/18/05#-10/31/05          $   10.34 $    0.18  $     (0.27)  $   (0.09)   $    --  $     --  $    --

                                                    2015 HIGH WATERMARK FUND

                                                            CLASS I

2/18/05#-10/31/05          $   10.75 $    0.20  $     (0.23)  $   (0.03)   $    --  $     --  $    --

                                                    2020 HIGH WATERMARK FUND

                                                            CLASS I

2/18/05#-10/31/05          $   10.88 $    0.20  $     (0.19)  $     0.01   $    --  $     --  $    --

                                                                         RATIO OF NET
                           NET ASSET           NET ASSETS  RATIO OF       INVESTMENT
                             VALUE               END OF     EXPENSE         INCOME
                            END OF     TOTAL     PERIOD   TO AVERAGE      TO AVERAGE      PORTFOLIO
PERIOD ENDED                PERIOD   RETURN(2)  (000'S)   NET ASSETS      NET ASSETS      TURNOVER
-----------------          --------- --------- ---------- ----------     -----------      ---------
                                                    2010 HIGH WATERMARK FUND

                                                            CLASS I
2/18/05#-10/31/05          $   10.25  (0.87)%  $   22,655  1.15%(3)(4)      2.52%(3)(4)       73%

                                                    2015 HIGH WATERMARK FUND

                                                            CLASS I
2/18/05#-10/31/05          $   10.72  (0.28)%  $   16,269   1.15%(3)(4)     2.73%(3)(4)        1%

                                                    2020 HIGH WATERMARK FUND

                                                            CLASS I

2/18/05#-10/31/05          $   10.89   0.09%   $    5,841   1.15%(3)(4)     2.73%(3)(4)        0%

----------
#     Inception date of class

(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load, but does include expense reimbursements.

(3)   Annualized

(4) Net of following expense reimbursements and custody credits, if applicable (based on average net assets):

                                                                10/31/05
                                                                --------
      2010 High Watermark Fund Class I ............               0.45%
      2015 High Watermark Fund Class I ............               0.52
      2020 High Watermark Fund Class I ............               0.87

(5) Net of custody credits of 0.01%.

                      [This Page Intentionally Left Blank]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

      ANNUAL AND SEMIANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last applicable period.

      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Trust's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Funds by contacting AIG SunAmerica Fund Services, Inc. at 1-800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial adviser.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

DISTRIBUTED BY:

AIG SUNAMERICA CAPITAL SERVICES, INC.

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund distributed by AIG SunAmerica Capital Services, Inc. before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before your invest.

WWW.SUNAMERICAFUNDS.COM

                                                         [AIG LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS

                                AIG SERIES TRUST

                            2010 HIGH WATERMARK FUND
                            2015 HIGH WATERMARK FUND
                            2020 HIGH WATERMARK FUND
                                 (CLASS A AND C)
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2006




Harborside Financial Center                                General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, NJ 07311-4992                                        (800) 858-8850




AIG Series Trust (the "Trust") is a mutual fund consisting of six funds, three of which are currently offered to shareholders through this Statement of Additional Information: 2010 High Watermark Fund, 2015 High Watermark Fund and 2020 High Watermark Fund (each a "Fund" and, collectively, the "Funds"). The Funds have identical investment goals and investment strategy, but each has a different Protected Maturity Date. This Statement of Additional Information relates only to Class A and Class C shares of each fund.

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated February 28, 2006. To obtain a Prospectus, free of charge, please call the Trust at (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


THE TRUST.....................................................................1

INVESTMENT OBJECTIVES AND POLICIES............................................1

INVESTMENT RESTRICTIONS......................................................12

TRUSTEES AND OFFICERS........................................................14

MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
    DISTRIBUTOR AND ADMINISTRATOR............................................25

ADDITIONAL INFORMATION REGARDING THE PORTFOLIO MANAGERS......................24

DISCLOSURE OF THE PORTFOLIO HOLDINGS POLICIES AND PROCEDURES ................30

FUND TRANSACTIONS AND BROKERAGE..............................................34

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES..........................36

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES........................43

EXCHANGE PRIVILEGE...........................................................44

DETERMINATION OF NET ASSET VALUE.............................................45

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................46

RETIREMENT PLANS.............................................................50

DESCRIPTION OF SHARES........................................................51

ADDITIONAL INFORMATION.......................................................53

FINANCIAL STATEMENTS.........................................................54

APPENDIX ...................................................................A-1

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, AIG SunAmerica Asset Management Corp. ("SunAmerica" or "SAAMCo") or AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This
Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE TRUST


The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), was organized as a Delaware statutory trust on December 31, 2003. The Trust consists of six series, three of which are currently offered to shareholders through this Statement of Additional Information: 2010 High Watermark Fund, 2015 High Watermark Fund, 2020 High Watermark Fund. On November 30, 2004, the Board of Trustees of the Trust authorized the offering of Class I shares for all Funds. Each Fund offers three classes of shares - Class A, Class C and Class I shares. On September 26, 2005, the Board of Trustees authorized the establishment of the Long Horizon Fund and Short Horizon Income Fund, which commenced offering on December 27, 2005. As of the date of this Statement of Additional Information the Long Horizon Fund and the Short Horizon Income Fund offer two classes of shares - Class A and Class C shares. The Long Horizon Fund and Short Horizon Income Fund are offered through a separate Prospectus and Statement of Additional Information.


All of the Funds are diversified within the meaning of the Investment Company Act. SunAmerica serves as investment manager for all of the Funds. As described in the Prospectus, SunAmerica has retained Trajectory Asset Management LLC ("Adviser" or "Trajectory") to provide advisory services to the Funds.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment goals and policies of each Fund are described in the Prospectus. Certain types of securities in which each Fund may invest and certain investment practices each Fund may employ, which are described in the Prospectus, are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise. Additional information is also provided about the strategies that the Funds can use to try to achieve their objectives. Unless otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders.

MASTER AGREEMENT. Each Fund undertakes (the "Payment Undertaking") that on the Protected Maturity Date each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution ("Protected High Watermark Value"). Thus, after the payment of each dividend or distribution, a new
Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions and any extraordinary expenses. The Payment Undertaking is backed by the Master Agreement between the Trust, on behalf of the Funds and Prudential Global Funding, Inc. ("PGF"), under which PGF will pay to each Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met.

The terms of the Master Agreement prescribe certain investment parameters within which the Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of fixed income and equity exposures in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity futures position when it otherwise would not be in the shareholders' best interests or at a time when the Adviser otherwise would not recommend doing so.

The audited financial statements of Prudential Financial, Inc., PGF's parent company ("Prudential Financial"), for the period ended December 31, 2003, filed on Form 10-K with the Securities and Exchange Commission ("SEC") on March 10,
2004, are incorporated herein by reference. Prudential Financial's audited financial statements for the period ending December 31, 2005 will be filed as an exhibit via a subsequent post-effective amendment.

INVESTMENTS RESTRICTIONS UNDER MASTER AGREEMENT. To avoid losing the benefits of the Master Agreement, the Fund is subject to conditions of the Master Agreement that require the Adviser to make investment allocation decisions based on mathematical formulae and within certain investment parameters. This limitation is designed to reduce, but does not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on the Protected Maturity Date. Accordingly, the Master Agreement could limit the Adviser's ability to respond to changing market conditions during the Investment Period. If the Adviser fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Master Agreement, PGF may terminate the Payment Undertaking, exercise its right to instruct the Adviser to immediately allocate the Fund's assets entirely to fixed income securities or deliver to the Fund's custodian instructions requiring the custodian to immediately allocate all of the Fund's assets to fixed income securities. If PGF were to exercise the right to have all of the Fund's assets invested in fixed income securities, the Fund's ability to participate in upward equity market movements could be eliminated.

RISK OF DEFAULT. If the closing NAV of a Fund is less than the Fund's Protected High Watermark Value, a shareholder's ability to receive the Protected High Watermark Value depends on the financial condition of PGF and Prudential Financial. The Master Agreement is an obligation that runs solely to the Funds, not to the Funds' shareholders, and shareholders would not be expected to have any recourse against PGF under the Master Agreement. The Master Agreement is solely an obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if the Fund's investment strategy is otherwise unsuccessful and PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, under the Master Agreement. In this event, the Fund's Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board is under no obligation to replace PGF or otherwise find a substitute provider. In such circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person other than Prudential Financial is obligated to make up any shortfall in the event PGF defaults on its obligations under the Master Agreement and the Fund's assets are insufficient to redeem the Fund's shares for the Protected High Watermark Value on the Protected Maturity Date. PGF may also assign its obligations under the Master Agreement to an affiliate, provided that Prudential Financial guarantees the obligations of the affiliate. PGF may only assign its obligations under the Master Agreement to a non-affiliate if the Board and the Adviser have consented to the assignment.

The availability of the Payment Undertaking on the Protected Maturity Date is conditioned upon the Fund satisfying its obligations under the Master Agreement. Should the Fund fail to satisfy its obligations under the Master Agreement, PGF may be permitted to terminate the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Protected Maturity Date. In addition, the availability of the Master Agreement on the Protected Maturity Date is conditional upon the Adviser and the Fund's custodian providing certain information to PGF. If the Adviser or the custodian fails to provide this information, PGF may require the Fund to invest exclusively in fixed income securities, which will eliminate the Fund's ability to participate meaningfully in upward equity market movements.

EARLY FUND TERMINATION. The Board of Trustees of AIG Series Trust may at anytime determine to liquidate a Fund, particularly if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time. Because early liquidation in this circumstance would involve returning to shareholders the then-current NAV for their shares rather than the Protected High Watermark Value, the Board would consider the relationship between the two amounts in making its determination.

PGF may determine to liquidate a Fund if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time. However, PGF may not liquidate a Fund for this reason without honoring its obligations to protect the High Watermark Value.

RISK OF DEFAULT OF PGF AND PRUDENTIAL FINANCIAL. It is possible that the finnancial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. The Master Agreement is solely the obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations under the Master Agreement. In this event, the Fund's Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board may not be able to locate a replacement counterparty and is under no obligation to do so. In these circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person is obligated to make up any shortfall in the event PGF and Prudential Financial default on their obligations under the Master Agreement and the Fund's assets are insufficient to redeem the Fund's shares for the Protected High Watermark Value on the Protected Maturity Date. The Master Agreement is an obligation that runs solely to the Funds, not to the Funds' shareholders, and shareholders would not be expected to have any recourse against PGF or Prudential Financial under the Master Agreement. The audited financial statements of PGF and Prudential Financial are available free of charge upon request by calling the Trust at (800) 858-8850.


U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States government. All of the foregoing are referred to collectively as "U.S. government securities." Securities issued or guaranteed by agencies or instrumentalities are supported by (i) the full faith and credit of the United States; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Holdings of securities issued by U.S. government-sponsored agencies and instrumentalities must be rated AAA by Standard & Poor's Rating Service ("S&P") and Aaa by Moody's Investors Service ("Moody's") at the time of purchase and may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations in the event of an Early Closure Condition, as discussed in the Prospectus. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's NAVs will be affected by those fluctuations.

ZERO-COUPON SECURITIES ISSUED BY THE U.S. TREASURY. The Funds may invest in zero-coupon securities issued by the U.S. Treasury. Zero-coupon U.S. government securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell securities to maintain liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

Initially the Funds will hold a fixed income portfolio consisting primarily of zero-coupon and coupon-bearing government securities maturing within one year of the Funds' respective Protected Maturity Dates, but no later than 5 days prior to the Funds' Protected Maturity Dates, and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements. The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

ZERO-COUPON BONDS ISSUED BY GNMA, FNMA AND FHLMC. In addition, the Funds may invest in zero-coupon bonds issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Association ("FHLMC"), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody's at the time of purchase.

COUPON BEARING U.S. GOVERNMENT SECURITIES. Each Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS. In addition to the U.S. government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

MONEY MARKET INSTRUMENTS. The following is a brief description of the types of U.S. dollar denominated money market securities in which the Funds can invest. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They must be rated in the highest rating categories by Moody's or S&P, or other rating organizations whose ratings are described in the Appendix. They may have fixed, variable or floating interest rates, but a Fund will not invest in any instrument that will mature after its Protected Maturity Date. The Funds may invest in the following money market instruments:

U.S. GOVERNMENT SECURITIES. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, described above.

BANK OBLIGATIONS. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion. "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers'  acceptances   typically  arise  from  short-term  credit  arrangements
designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

COMMERCIAL PAPER. The Funds can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation. A Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is rated in the two highest categories by S&P and by Moody's.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

BORROWING. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements involving securities issued by the U.S. government or agencies or instrumentalities thereof and with selected banks and securities dealers whose financial condition is monitored by the Adviser. In these agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, but no longer than seven days. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of the transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses (i) to dispose of the right to acquire a when-issued security prior to its acquisition or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities. In lending its securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of these loans is that a Fund continues to receive the interest on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

SPECIAL RISK FACTORS. In the case of bank obligations not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, a Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest. A Fund's investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities.

FUTURES CONTRACTS. The Funds may invest in S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange (CME). The Funds use S&P 500 Index futures contracts to generate equity market exposures. By buying and rolling these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index. By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

While the use of S&P 500 Index futures contracts by the Funds can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin posted by the Funds pursuant to the contracts. In addition, although the Funds intend to purchase or sell futures contracts on the CME where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a future investment position when it wanted to do so.

Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when a Fund purchases a future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of each Fund, each Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act (the "CEA") and is not subject to registration or regulation as such under the CEA. Pursuant to the same rule adopted by the CFTC, there are no limitations on the amount of futures trading in which each Fund can engage.

PUT AND CALL OPTIONS ON SECURITIES INDICES. Each Fund may invest in put and call options in S&P 500 Cash Index option contracts listed on the Chicago Board of Options Exchange ("CBOE") and the CME, as well as put and call options on S&P 500 Index futures listed on the

CBOE and the CME. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract. For example, where a decrease in the value of the Fund's portfolio is anticipated as a result of a projected market-wide decline, a Fund could, in lieu of selling a futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.


OTHER DERIVATIVES STRATEGIES. In the future, each Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with a Fund's investment objectives and legally permissible.

SHORT SALES. Each Fund may engage in short sales in S&P 500 Index call options listed on the CBOE and options on S&P 500 Index futures traded on the CME. A short sale is the sale of an investment that a Fund does not own or any sale that is consummated by the delivery of an investment borrowed by, or for the account of, the Fund. In order to deliver the investment to the purchaser, the Fund will borrow the investment, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by purchasing equivalent investments on the open market, or by using an equivalent investment it already owned, and returning the investment to the lender. The price at such time may be more or less than the price at which the investment was sold by the Fund. Until the investment is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the investment, the Fund also may be required to pay a premium, which would increase the cost of the investment sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed investment, the Fund will either (A) segregate and maintain daily, cash or liquid investments, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the investment sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the investment at the time it was sold short, or (B) hold an offsetting long position in the same security equal to the amount of the investment sold shortA Fund will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Fund replaces the borrowed investment. A Fund will realize a gain if the investment declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an investment. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. In these transactions, the Fund sells a security or commodities contract it does not own in anticipation of a decline in the market value of the security or commodities contract. To complete the transaction, the Fund must borrow the security or commodities contract to make delivery to the buyer. The Fund is obligated to replace the security or commodities contract borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security or commodities contract was sold by the Fund, which would result in a loss or gain, respectively.

A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

                             INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

         Under the following fundamental restrictions, NO FUND MAY:

                  1. issue senior securities or borrow money or pledge its assets, except as permitted under the Investment
                           Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

                  2. concentrate its investments in a particular industry, as that term is used in the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

                  3.       buy  or  sell  commodities  or  commodity   contracts
                           (except financial futures and Options on financial futures as described under "Investment Objectives and Policies" above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

                  4. act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

                  5. purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund's total assets, more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

                  6. make loans except as permitted under the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote. EACH FUND MAY NOT:

                  7. purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

                  8.       make   investments  for  the  purpose  of  exercising
                           control or management;

                  9. invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Commercial paper exempted from registration under the Securities Act pursuant to
                           Section 4(2) of the Securities Act and securities that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities; and

                  10. invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

                              TRUSTEES AND OFFICERS

The following table lists the Trustees and executive officers of the Trust, their date of birth, current positions held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Series, Inc., SunAmerica Money Market Funds and the Trust. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

TRUSTEES AND OFFICERS OF THE TRUST


----------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                        Position(s)                                              Complex
Name and Date of        Held with    Length of Time     Principal Occupation     Overseen by    Other Directorships
Birth                   Trust        Served(1)          during the last 5 years  Trustee(2)     Held by Trustee(3)
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED
TRUSTEES

Jeffery S. Burum        Trustee      2004 to Present    Founder and CEO of       42             None
February 27, 1963                                       National Housing
                                                        Development
                                                        Corporation (January
                                                        2000 to present);
                                                        Founder, Owner and
                                                        Partner of Colonies
                                                        Crossroads, Inc.
                                                        (January 2000 to
                                                        present); Owner and
                                                        Managing Member of
                                                        Diversified Pacific
                                                        Development Group, LLC
                                                        (June 1990 to
                                                        present).
----------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven    Trustee      2004 to Present    Retired                  91             Director, A.G. Belo
October 6, 1945                                                                                 Corporation (1992 to
                                                                                                present); Director,
                                                                                                Sysco Corporation
                                                                                                (1996 to present);
                                                                                                Director, Luby's
                                                                                                Inc. (1998 to
                                                                                                present); Director,
                                                                                                University of Texas
                                                                                                Board of Regents,
                                                                                                (2001 to present).

----------------------------------------------------------------------------------------------------------------------
William F. Devin        Trustee      2004 to Present    Retired                  91             Member of the Board
December 30, 1938                                                                               of Governors, Boston
                                                                                                Stock Exchange
                                                                                                (1985-present).
----------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat     Chairman     2004 to Present    Attorney, solo           52             Director, North
March 7, 1940           of the                          practitioner                            European Oil Royalty
                        Board                                                                   Trust.
----------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman       Trustee      2004 to Present    Associate, Corcoran      52             None
May 10, 1943                                            Group (Real Estate)
                                                        (2003 tot Present);
                                                        President and Member of
                                                        Managing Directors, Beau
                                                        Brummel-SoHo LLC
                                                        (licensing of menswear
                                                        specialty retailing and
                                                        other activities) (June
                                                        1988 to present)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                        Position(s)                                              Complex
Name and Date of        Held with    Length of Time     Principal Occupation     Overseen by    Other Directorships
Birth                   Trust        Served(1)          during the last 5 years  Trustee(2)     Held by Trustee(3)
----------------------------------------------------------------------------------------------------------------------
William J. Shea         Trustee      2004 to Present    President and CEO,       52             Chairman of the
DOB: February 9, 1948                                   Conseco, Inc.                           Board, Royal and
                                                        (Financial Services)                    SunAlliance U.S.A.,
                                                        (2001 to 2004);                         Inc., (March 2005 to
                                                        Chairman of the Board                   present); Director,
                                                        of Centennial                           Boston Private
                                                        Technologies, Inc.                      Financial Holdings
                                                        (1998 to 2001); Vice                    (October 2004 to
                                                        Chairman, Bank Boston                   present).
                                                        Corporation (1993 to
                                                        1998)
----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Peter A. Harbeck(4)     Trustee      2004 to Present    President, CEO and       100            N/A
January 23, 1954                                        Director, SAAMCo
                                                        (August 1995 to
                                                        present); Director,
                                                        SACS (August 1993 to
                                                        present); President
                                                        and CEO, AIG Advisor
                                                        Group, Inc. (June 2004
                                                        to present).
----------------------------------------------------------------------------------------------------------------------
OFFICERS

Donna M. Handel         Treasurer    2004 to Present    Senior Vice President,   N/A            N/A
June 25, 1966                                           SAAMCo (December 2004
                                                        to present); Vice
                                                        President, SAAMCo
                                                        (August 1997 to
                                                        December 2004).;
                                                        Assistant Treasurer,
                                                        SAAMCo (1993 to 2002).
----------------------------------------------------------------------------------------------------------------------
Vincent Marra           President    2004 to Present    Senior Vice President    N/A            N/A
DOB: May 28, 1950                                       and Chief Operating
                                                        Officer, SAAMCo
                                                        (February 2003 to
                                                        Present); Chief
                                                        Administrative
                                                        Officer, Chief
                                                        Operating Officer and
                                                        Chief Financial
                                                        Officer, Carret & Co.
                                                        LLC (June 2002 to
                                                        February 2003);
                                                        President and Chief
                                                        Operating Officer,
                                                        Bowne Digital
                                                        Solutions (1999 to May
                                                        2002)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                        Position(s)                                              Complex
Name and Date of        Held with    Length of Time     Principal Occupation     Overseen by    Other Directorships
Birth                   Trust        Served(1)          during the last 5 years  Trustee(2)     Held by Trustee(3)
----------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler     Secretary    August 2005 to     Senior Vice President    N/A            N/A
DOB: November 17, 1966               Present            and General Counsel,
                                                        SAAMCo (June 2005 to
                                                        present); Vice President
                                                        and  Director of  U.S.
                                                        Asset Management
                                                        Compliance, Goldman
                                                        Sachs Asset Management
                                                        (June 2004 to June
                                                        2005); Deputy General
                                                        Counsel, Credit Suisse
                                                        Asset Management (June
                                                        2002 to June 2004):
                                                        Counsel, Credit Suisse
                                                        Asset Management
                                                        (January 2000 to June
                                                        2002).
----------------------------------------------------------------------------------------------------------------------


(1) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on page 18.


(2) The "Fund Complex" consists of all registered investment companies for which SunAmerica or an affiliated person of SAAMCo serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), AIG Series Trust (6 funds), Anchor Series Trust ("AST") (9 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. ("FGF") (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. ("FGI") (1 fund); SunAmerica Senior Floating Rate Fund, Inc. ("SASFR") (1 fund), VALIC Company I (33 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) ("SAST"), Season Series Trust (24 portfolios).


(3) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the Investment Company Act, (other than those listed under the preceding column).

(4) Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.


The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on directors of investment companies by the Investment Company Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica Inc.


TRUSTEE COMPENSATION AND COMMITTEES

         The Trust pays each Trustee who is not an interested person of the Trust or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($60,000 in annual compensation for the Chairman of the Board). In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as trustee to Anchor Series Trust ("AST") ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Trustee receives an annual amount of $5,000 ($7,500 for the Chairman of the Board) per fund for serving as a Trustee to the SunAmerica Focused Alpha Growth Fund, Inc. and the SunAmerica Focused Alpha Large-Cap Fund, Inc. Also, each Disinterested Director of SunAmerica Senior Floating Rate Fund ("SASFR") receives $900 per quarterly meeting attended ($1,350 for the Chairman of the Board). Each Disinterested Trustee of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman). Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.

The Board of Trustee has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives $2,500 per meeting in compensation for serving on the Audit Committee of SAMF, AST and the Fund. Each member of the Committee receives a pro rata portion of the $2,500 per meeting fee, based on the relative net assets of the Fund. In addition, the Chairman receives a pro rata portion of $5,000 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Audit Committee. The Audit Committee met six times during the fiscal year ending October 31, 2005.


The Nominating and Compensation Committee recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Nominating and Compensation Committee.

There were two meetings of the Nominating and Compensation Committee during the fiscal year ending October 31, 2005.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund's Principal Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Code, as appropriate. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Ethics Committee. The Ethics Committee met one time during the fiscal year ending October 31, 2005.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. The Governance Committee has met three times during the fiscal year ending on October 31, 2005.

The Trustees of the SunAmerica Equity Funds have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Trustees. The Retirement Plan provides generally that if a Disinterested Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SAMF (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%.


TRUSTEE OWNERSHIP OF FUND SHARES


The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2005.

DISINTERESTED TRUSTEES

--------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                 TRUSTEE IN FAMILY OF
            NAME OF TRUSTEE                    SECURITIES IN THE FUND                INVESTMENT COMPANIES(2)
--------------------------------------------------------------------------------------------------------------------
Jeffery S. Burum                              2010 High Watermark Fund:                   Over $100,000
                                                   Over $100,000
--------------------------------------------------------------------------------------------------------------------
Dr. Judith K. Craven                                    None                                  None
--------------------------------------------------------------------------------------------------------------------
William F. Devin                                        None                           $ 50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                                     None                             $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                                       None                                $1-10,000
--------------------------------------------------------------------------------------------------------------------
William J. Shea                                         None                                  None
--------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES

--------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                 TRUSTEE IN FAMILY OF
            NAME OF TRUSTEE                    SECURITIES IN THE FUND                INVESTMENT COMPANIES(2)
--------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck                                        None                              Over $100,000
--------------------------------------------------------------------------------------------------------------------

--------------------------------

(2) Includes the SAMF (42 funds), AST (9 portfolios) and SASFR (1 fund), SAST (32 portfolios) and Seasons Series Trust (19 portfolios).



The following table sets forth information summarizing the compensation of each Disinterested Trustee for his services as Trustee for the fiscal year ended October 31, 2005. Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.


                               COMPENSATION TABLE


--------------------------------------------------------------------------------
                                                                    TOTAL
                                                                 COMPENSATION
                                                                     FROM
                                     PENSION OR                   REGISTRANT
                                     RETIREMENT                    AND FUND
                        AGGREGATE     BENEFITS       ESTIMATED     COMPLEX
                      COMPENSATION   ACCRUED AS        ANNUAL      PAID TO
                          FROM      PART OF FUND   BENEFITS UPON   DIRECTORS/
        TRUSTEE           TRUST       EXPENSES      RETIREMENT**   TRUSTEES***
--------------------------------------------------------------------------------
Jeffery S. Burum         $1,199          $0          $55,844       $71,917
--------------------------------------------------------------------------------
Judith K. Craven++       $1,166       $90,695        $151,845      $160,367
--------------------------------------------------------------------------------
William F. Devin++       $1,213       $129,760       $126,671      $163,567
--------------------------------------------------------------------------------
Samuel M. Eisenstat+     $1,667       $44,537        $108,318      $143,675
--------------------------------------------------------------------------------
Stephen J. Gutman        $1,205       $43,295        $134,982      $103,650
--------------------------------------------------------------------------------
William J. Shea          $1,210          $0          $62,545       $98,233
--------------------------------------------------------------------------------

** Assumes the participant elects to receive benefits in 15 yearly installments for the SAMF and AST Retirement Plans and 10 yearly installation for VALIC Company I and VALIC Company II Retirement Plans.



*** Information is as of 10/31/05 for the investment companies in the complex that pay fees to these trustees. The complex consists of the SAMF, AST, SASFR, VALIC Company I and VALIC Company II.



++       Dr. Craven, Mr. Burum and Mr. Devin are not trustees of AST.


+ Mr. Eisenstat receives additional compensation for serving as Chairman of some of the boards in the complex.



As of the date of this Statement of Additional Information, the Trustees and Officers of the Fund owned in the aggregate less than 1% of each series and each class of each series' total outstanding shares.


A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund. The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of February [ ], 2005:



      FUND NAME AND CLASS               HOLDER AND ADDRESS                  PERCENTAGE OWNED OF RECORD
-----------------------------------------------------------------------------------------------------------
2010 High Watermark Fund        Merrill, Lynch, Pierce, Fenner &         Owner of Record 8%
Class A                         Smith, Inc. for the sole benefit of
                                its customers. Jacksonville,  FL
                                32246-6484
-----------------------------------------------------------------------------------------------------------
2010 High Watermark Fund        Merrill, Lynch, Pierce, Fenner &         Owner of Record 14%
Class C                         Smith, Inc. for the sole benefit of
                                its customers. Jacksonville,  FL
                                32246-6484
-----------------------------------------------------------------------------------------------------------
2015 High Watermark Fund        Merrill, Lynch, Pierce, Fenner &         Owner of Record 12%
Class C                         Smith, Inc. for the sole benefit of
                                its customers. Jacksonville,  FL
                                32246-6484
-----------------------------------------------------------------------------------------------------------
2020 High Watermark             Merrill, Lynch, Pierce, Fenner &         Owner of  Record 9%
Class C                         Smith, Inc. for the sole benefit of
                                its customers. Jacksonville,  FL
                                32246-6484
-----------------------------------------------------------------------------------------------------------

                 MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

AIG SUNAMERICA ASSET MANAGEMENT CORP.


SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as investment adviser to the Funds pursuant to the Investment Advisory and Management Agreement dated June 3, 2004 (the "Advisory Agreement") with the Trust, on behalf of each Fund. SunAmerica is an indirect wholly owned subsidiary of AIG Retirement Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). As of December 31, 2005, SunAmerica managed, advised and/or administered approximately $44.7 billion of assets.


AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

Under the Advisory Agreement, SunAmerica provides various administrative services and supervises the business affairs of each Fund, subject to general review by the Trustees. SunAmerica has delegated portfolio management to Trajectory Asset Management LLC (the "Adviser").


SunAmerica has retained the Adviser to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004 (the "Subadvisory Agreement") which was reapproved by the Board of Trustees on August 31, 2005. Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica's duties, as discussed below.


Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or cause to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and Statements of Additional Information with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.


As compensation for its services to the Funds, each Fund will pay SunAmerica a management fee at the annual fee of .65% of average daily net assets. If a Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to .40% for the remainder of the Investment Period.


SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of the percentage of assets of Class A and Class C shares for each applicable Fund.


ADVISORY FEES

The following table sets forth the total advisory fees incurred by each Fund pursuant to the Advisory Agreement for the fiscal years ended October 31, 2005 and 2004.

-------------------------------------------------------------
FUND                                  ADVISORY FEES*
-------------------------------------------------------------
                                  2005           2004
-------------------------------------------------------------

2010 High Watermark Fund       $1,498,411       $95,847
-------------------------------------------------------------

2015 High Watermark Fund        $397,937        $16,363
-------------------------------------------------------------

2020 High Watermark Fund        $140,347        $6,155
-------------------------------------------------------------

* Without giving effect to fee waivers.




The following table sets forth the expense reimbursements other than advisory fees made to the Funds by SunAmerica for the fiscal years ended October 31, 2005 and 2004.


EXPENSE REIMBURSEMENTS


                           2005

-------------------------------------------------------
              FUND                CLASS A    CLASS C
-------------------------------------------------------
2010 High Watermark Fund          $ 31,645   $ 25,984
-------------------------------------------------------
2015 High Watermark Fund          $ 47,119   $ 27,646
-------------------------------------------------------
2020 High Watermark Fund          $ 59,192   $ 28,365
-------------------------------------------------------


                           2004

-------------------------------------------------------
              FUND                CLASS A    CLASS C
-------------------------------------------------------
2010 High Watermark Fund         $ 172,226  $ 164,663
-------------------------------------------------------
2015 High Watermark Fund         $ 185,699  $ 155,892
-------------------------------------------------------
2020 High Watermark Fund         $ 191,424  $ 151,215
-------------------------------------------------------

Certain of the expense reimbursements are subject to potential recoupment by SunAmerica. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.


ADVISER

The Funds are subadvised by Trajectory Asset Management LLC, located at 150 East 52nd Street, New York, NY 10022, which is responsible for investment decisions for the Funds.

The Adviser was retained by SunAmerica to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004 (the "Subadvisory Agreement"), which was most recently approved by the Board of Trustee for an additional term of one-year on August 31, 2005.


The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates.

For work performed as the subadviser on the Funds, the Adviser shall receive forty-three percent (43%) of the net management fee. Net management fee will be calculated monthly as the gross management fee less any fund reimbursement made by SunAmerica. For a period not to exceed two years from the inception of the Trust, if the cumulative monthly subadvisory fees are less than fifteen basis points (.15%) of the Trust's assets, the Adviser will receive a monthly draw of ..15% on composite net assets within the Trust. For example, if in a given month the subadvisory fees amount to .12%, then the Adviser would draw an additional ..03% for a total of .15% for that month. Future subadvisory fees will be offset by the amount previously paid that exceeded the subadvisory fees earned, until such time that the excess is recouped by SunAmerica.

SUBADVISORY FEES


         The following table sets forth the total subadvisory fees incurred by each Fund pursuant to the Subadvisory Agreement for the fiscal year ended October 31, 2005.

----------------------------------------------------------------------------
FUND                                    SUBADVISORY FEES
----------------------------------------------------------------------------
                                      2005            2004
----------------------------------------------------------------------------

2010 High Watermark Fund          $ 583,419          $22,118
----------------------------------------------------------------------------

2015 High Watermark Fund          $ 121,379          $ 3,776
----------------------------------------------------------------------------

2020 High Watermark Fund          $  32,288          $ 1,420
----------------------------------------------------------------------------

INFORMATION ABOUT TRAJECTORY ASSET MANAGEMENT LLC'S PORTFOLIO MANAGERS

         The Adviser's team of portfolio managers led by John M. Ocampo are primarily responsible for the daily management of the Funds' portfolios. The other members of the Adviser's team are Kim H. Erle and Jiayi Li. Two of the Funds' portfolio managers, Juan Ocampo and Kim Erle, are the sole indirect members of the Adviser (the "Members"). The members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser's overall profitability.


         Jiayi Li's compensation consists of a fixed salary and discretionary bonus and retirement plan contributions. The bonus and retirement plan contributions she may receive are not directly tied to the Funds' performance, but instead are based on subjective factors as determined by the Members, including overall profitability of the Adviser.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

         The following table indicates the type (Registered Investment Company ("RIC"), Other Pooled Investments ("OPI"), and Other Accounts ("OA"), number of accounts, and total assets of the accounts which each Portfolio Manager had day-to-day responsibilities as of October 31, 2005.

--------------------------------------------------------------------------------
Name of Portfolio    Type of Account  Number of Accounts    Total Assets
Manager                                                     Managed in
                                                            Accounts
--------------------------------------------------------------------------------
Juan O'Campo         RIC              0                     N/A
                    ------------------------------------------------------------
                     OPI              4                     $20,000,000
                    ------------------------------------------------------------
                     OA               0                     N/A
--------------------------------------------------------------------------------
Kim Erle             RIC              O                     N/A
                    ------------------------------------------------------------
                     OPI              4                     $20,000,000
                    ------------------------------------------------------------
                     OA               0                     N/A
--------------------------------------------------------------------------------
Jiayi Li             RIC              0                     N/A
                    ------------------------------------------------------------
                     OPI              4                     $20,000,000
                    ------------------------------------------------------------
                     OA               0                     N/A
--------------------------------------------------------------------------------

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES


  The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2005.


--------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                       COMPANIES MANAGED BY
                                          DOLLAR RANGE OF EQUITY                            SUNAMERICA
          NAME OF                        SECURITIES IN THE FUND(1)
     PORTFOLIO MANAGER
--------------------------------------------------------------------------------------------------------------------
Juan Ocampo                     2010 High Watermark Fund $10,001 - $50,000               Over $ 100,000
                                2015 High Watermark Fund $10,001 - $50,000
                               2020 High Watermark Fund $ 10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------
Jiayi Li                                           None                                       None

--------------------------------------------------------------------------------------------------------------------
Kim Erle                        2020 High Watermark Fund $10,001 - $50,000              $10,001 - $50,000

--------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

         As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for other clients, ("Other Client Accounts") in addition to the Funds. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Fund and such Other Client Accounts.

o TRADE ALLOCATIONS. Conflicts may arise between a Fund and Other Client Accounts in the allocation of trades among a Fund and the Other Client Accounts, as the case may be. For example, the Adviser and/or Portfolio Managers may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Managers may take "short" positions in Other Client Accounts with respect to securities held "long" within a Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest. The Funds and the Adviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.


--------------------------------------
(1) Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

o ALLOCATION OF PORTFOLIO MANAGERS' TIME. The Portfolio Managers' management of the Funds and Other Client Accounts may result in the Portfolio Managers devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time the Portfolio Managers spends on the Fund or a single Other Client Account, the Adviser does periodically assess whether the Portfolio Managers have adequate time and resources to effectively manage all of such Portfolio Managers' accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

o PERSONAL TRADING BY PORTFOLIO MANAGERS. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, SunAmerica's and the Adviser's Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that SunAmerica's or the Adviser's Codes of Ethics will eliminate such conflicts.



PERSONAL SECURITIES TRADING

The Funds and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of a Fund or SunAmerica; (2) any director or officer of the Underwriter who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v)
short-term  trading  profits,  (vi)  gifts,  and (vii)  services  as a director.
Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the
Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of a Fund or SunAmerica during the quarter.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Funds. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Funds or SunAmerica.

THE DISTRIBUTOR

The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG SunAmerica Inc., to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).


The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees. The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributors which are: Royal Alliance Associates, Inc., AIG Financial Services, Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp, AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation. Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

DISTRIBUTION PLANS


Rule l2b-1 under the Investment Company Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors. As indicated in the Class A and Class C Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Funds have adopted Distribution Plans (the "Class A Plan" and the "Class C Plan," and collectively, the "Distribution Plans").


Under the Class C Plan, the Distributor may receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares. The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class C Plan will exceed the Distributor's distribution costs as described above. The Class A Plan provides for a distribution fee from each Fund at the annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares. The Distribution Plans also provide that each class of shares of each Fund may pay the
Distributor an account maintenance and service fee for payments to broker-dealers for providing continuing account maintenance. This account maintenance and service fee is up to 0. 25% of the aggregate average daily net assets of Class A and Class C shares.


The following table sets forth the distribution and account maintenance and service fees the Distributor will receive from the Funds based on a percentage of average daily net assets:


           CLASS         DISTRIBUTION FEE        ACCOUNT MAINTENANCE AND
                                                       SERVICE FEE
             A                 0.10%                      0.25%
             C                 0.75%                      0.25%


Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.


The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2005 and 2004.


DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES


--------------------------------------------------------------------------------
FUND                                  2005                        2004
--------------------------------------------------------------------------------
                              CLASS A       CLASS C      CLASS A      CLASS C
--------------------------------------------------------------------------------

2010 High Watermark Fund     $ 377,979    $ 1,132,750    $26,734      $71,074
--------------------------------------------------------------------------------

2015 High Watermark Fund     $ 123,719    $   197,244    $ 6,346      $ 7,041
--------------------------------------------------------------------------------

2020 High Watermark Fund     $  48,442    $    56,793    $ 2,644      $ 1,913
--------------------------------------------------------------------------------



THE ADMINISTRATOR

The Trust has entered into a service agreement ("Service Agreement"), under the terms of which AIG SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of AIG Retirement, Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Funds. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

            The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are met, the Trust does not provide or permit others to provide information about the Funds' holdings on a selective basis.

            The Trust makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust's fiscal quarter.

            In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Trust's website, marketing communications (including printed advertising and sales literature), and/or the Trust's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

            Before  any  non-public  disclosure  of  information  about a Fund's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Fund's shareholders' best interest to disclose such information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. The Trust's Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Fund's shareholders and those of the Fund's investment advisers exist. If it is determined that the release of non-public portfolio holdings information is not in the shareholder's best interest, or that there is a conflict of interests between the Fund's shareholders and those of the Fund's investment adviser, the request will be denied. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason

            At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Funds and its shareholders.

            Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds' holdings:

1. SUBADVISERS. Each subadviser is continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises.


2. ERNST & YOUNG LLP ("E&Y"). E&Y is provided with entire portfolio holdings information during periods in which it performs its audits of the Funds' financial statements. E&Y does not disclose to third parties information regarding the Funds' holdings.


3. STATE STREET BANK & TRUST COMPANY ("SSB&T"). SSB&T, as custodian to the Funds, has daily access to the entire holdings of each Fund. SSB&T does not disclose or release information regarding the Funds' holdings except as instructed by the Fund.

4. LIPPER. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5. MORNINGSTAR. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6. STANDARD & POORS ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top
            10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7. BLOOMBERG. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen (14) days of its receipt.

8. THOMPSON FINANCIAL. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.

9. FINANCIAL PRINTERS. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

10. INVESTMENT COMPANY INSTITUTE ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund's holding information publicly.

11. PLEXUS GROUP AND ELKINS/MCSHERRY. SSB&T provides purchase and sale information with respect to the Fund's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause

12. MANHATTAN CREATIVE PARTNERS D/B/A DILIGENT. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Boards online meeting materials.

13. MARKETING FIRMS. Our Marketing Group provides portfolio holding information to the following marketing firms, PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio  holding  information.  Depending  on the  Funds  and  the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14.         PRUDENTIAL  GLOBAL FUNDING,  INC. ("PGF") - (AIG SERIES TRUST ONLY).
            Fund Accounting provides PGF, a subsidiary of Prudential Financial, Inc., with entire portfolio holdings of the Funds on a daily basis.

15. THE VANGUARD GROUP, INC. ("VANGUARD"). Vanguard is the administrator of AIG's 401K Plan. The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred
            Compensation Plan for the participating wholesalers of SAAMCo. SAAMCo's agreement with Vanguard includes confidentiality disclosure.


16. INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"). ISS downloads weekly portfolio information (I.E. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Funds and is not publicly disclosed. SAAMCo's contract with ISS includes confidentiality disclosure.



                         FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions that exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit a Fund by improving the quality of the Adviser's investment advice. The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.


For the fiscal years ended October 31, 2005 and 2004, the Funds paid the following brokerage commissions amounts.

                                               2005

-------------------------------------------------------------------------------------------------------

                                                                                   Percentage of
                                                                                   Amount of
                                                                                   Transactions
                                                               Percentage of       Involving Payment
                       Aggregate           Amount Paid to      Commissions         of Commissions to
                       Brokerage           Affiliated          Paid to Affiliated  Affiliated
         Fund          Commissions         Broker-Dealers      Broker-Dealers      Broker-Dealers
-------------------------------------------------------------------------------------------------------
2010 High
Watermark              $ 34,084            $ -                 % -                 % -
-------------------------------------------------------------------------------------------------------
2015 High
Watermark              $ 9,335             -                   -                   -
-------------------------------------------------------------------------------------------------------
2020 High
Watermark              $ -                 -                   -                   -
-------------------------------------------------------------------------------------------------------

                                                 2004


-------------------------------------------------------------------------------------------------------

                                                                                   Percentage of
                                                                                   Amount of
                                                                                   Transactions
                                                               Percentage of       Involving Payment
                       Aggregate           Amount Paid to      Commissions         of Commissions to
                       Brokerage           Affiliated          Paid to Affiliated  Affiliated
         Fund          Commissions         Broker-Dealers      Broker-Dealers      Broker-Dealers
-------------------------------------------------------------------------------------------------------
2010 High
Watermark               $ 2,129            $ -                  % -                % -
-------------------------------------------------------------------------------------------------------
2015 High
Watermark               $   703            -                    -                  -
-------------------------------------------------------------------------------------------------------
2020 High
Watermark               $   249            -                    -                  -
-------------------------------------------------------------------------------------------------------



The following table sets forth each Fund's holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2005.

--------------------------------------------------------------------------------
Fund                              Broker Dealer          Amount ($) Debt/Equity
                                                          (000's)
--------------------------------------------------------------------------------
2010 High Watermark Fund   State Street Bank & Trust Co.     $133      Debt

--------------------------------------------------------------------------------
2015 High Watermark Fund   State Street Bank & Trust Co.     $107      Debt

--------------------------------------------------------------------------------



               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Upon making an investment in shares of a Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or
(ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares). Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.


CALCULATION OF SALES CHARGES (CLASSES A AND C ONLY)


CLASS A.  Sales Charges are as follows:    Sales Charge    Concession to Dealers
                                        ----------------------------------------
                                           % OF    % OF NET        % OF
                                         OFFERING   AMOUNT       OFFERING
YOUR INVESTMENT                           PRICE    INVESTED        PRICE
                                        ----------------------------------------
Less than $50,000                         5.75%      6.10%         5.00%
$50,000 but less than $100,000            4.75%      4.99%         4.00%
$100,000 but less than $250,000           3.75%      3.90%         3.00%
$250,000 but less than $500,000           3.00%      3.09%         2.50%
$500,000 but less than $1,000,000         2.00%      2.04%         1.75%
$1,000,000 or more                         None      None          1.00%

         INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

         Class C shares are available with no front-end sales charge. There is also a CDSC of 1 % on shares you sell within 12 months after you buy them.

CONTINGENT DEFERRED SALES CHARGES ("CDSCS")

         DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

         FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

         Class C shares convert to Class A shares approximately eight years after purchase.


The following table sets forth the front-end sales concessions with respect to Class A shares of each Fund, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class C shares of each Fund, received by the Distributor for the fiscal years ended October 31, 2005 and 2004.

                                      2005

-------------------------------------------------------------------------------------------------------------------------------

                                                                                   AMOUNT
                                                             AMOUNT REALLOWED   REALLOWED TO       CONTINGENT     CONTINGENT
                                          FRONT-END SALES      TO AFFILIATED    NON-AFFILIATED      DEFERRED       DEFERRED
                                            CONCESSIONS       BROKER-DEALERS    BROKER DEALERS    SALES CHARGE   SALES CHARGE
                 FUND                     CLASS A SHARES      CLASS A SHARES    CLASS A SHARES   CLASS A SHARES CLASS C SHARES
-------------------------------------------------------------------------------------------------------------------------------
2010 High Watermark Fund                  $ 3,240,543         $ 1,000,002         $ 1,830,763      $ 5,267         $ 40,198
-------------------------------------------------------------------------------------------------------------------------------
2015 High Watermark Fund                  $ 1,709,788         $   649,652         $   795,929          -           $  4,232
-------------------------------------------------------------------------------------------------------------------------------
2020 High Watermark Fund                  $   703,279         $   310,945         $   283,333          -           $  7,596
-------------------------------------------------------------------------------------------------------------------------------


                                      2004


-------------------------------------------------------------------------------------------------------------------------------

                                                                                   AMOUNT
                                                             AMOUNT REALLOWED   REALLOWED TO       CONTINGENT     CONTINGENT
                                          FRONT-END SALES      TO AFFILIATED    NON-AFFILIATED      DEFERRED       DEFERRED
                                            CONCESSIONS       BROKER-DEALERS    BROKER DEALERS    SALES CHARGE   SALES CHARGE
                 FUND                     CLASS A SHARES      CLASS A SHARES    CLASS A SHARES   CLASS A SHARES CLASS C SHARES
-------------------------------------------------------------------------------------------------------------------------------
2010 High Watermark Fund                    $1,718,412          $608,186         $823,370           -              $314,804
-------------------------------------------------------------------------------------------------------------------------------
2015 High Watermark Fund                    $  358,949          $146,770         $151,837           -              $ 30,732
-------------------------------------------------------------------------------------------------------------------------------
2020 High Watermark Fund                    $  108,241          $60,407          $ 31,288           -              $  7,418
-------------------------------------------------------------------------------------------------------------------------------



WAIVER OF CDSCS

As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

DEATH.  CDSCs may be waived on  redemptions  within one year following the death
(i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class C shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DISTRIBUTIONS. CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG Federal Savings Bank (dba SunAmerica Trust Company) serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

EMPLOYEES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class C shares purchased by current or retired officers, Trustees, and other full-time employees of SunAmerica, the Adviser and their respective affiliates, as well as members of the selling group and family members of the foregoing.

SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

PURCHASE BY CHECK

Checks should be made payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

PURCHASE BY FEDERAL FUNDS WIRE

An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund's close of business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

                  1. You must have an existing SAMF Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

                  2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

                  3. Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712,
                           SunAmerica [name of Fund, Class] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES


To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, Trustees, and other full-time employees of SunAmerica, the Adviser and their respective affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Section 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SAMFs) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the applicable Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

As  discussed  under  "Shareholder   Account  Information"  in  the  Prospectus,
investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

COMBINED PURCHASE PRIVILEGE (CLASS A SHARES ONLY)

In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

RIGHTS OF ACCUMULATION (CLASS A SHARES ONLY)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT (CLASS A SHARES ONLY)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

As  discussed  under  "Shareholder   Account  Information"  in  the  Prospectus,
investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

REDUCED SALES CHARGE FOR GROUP PURCHASES (CLASS A SHARES ONLY)

Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class C shares are not included in calculating the purchased amount of a Fund's shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable

CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for the same class of shares of any other SAMF distributed by the Distributor, except for SunAmerica Senior Floating Rate Fund. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of a High Watermark Fund. Under this program, another fund's shares can be exchanged for shares of a High Watermark Fund, but shares of a High Watermark Fund cannot be exchanged for another fund's shares. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

An investor who exchanges out of one Fund and into another Fund does not "import" the Protected High Watermark Value from the first Fund; rather, the redemption extinguishes any entitlement to the first Fund's High Watermark Value and the purchase of the second Fund starts a new entitlement to the second Fund's Protected High Watermark Value if the shares are held to the second Fund's Protected Maturity Date.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

Class C shares of the Funds (other than the 2010 High Watermark Fund) automatically convert to Class A shares of the same Fund approximately eight years after purchase. If you exchange a High Watermark Fund's Class C shares directly for Class C shares of another High Watermark Fund, the Class C conversion schedule applicable at the time you originally purchased your shares will continue to apply and you will be credited with the time you held the first Fund's shares. However, if you exchange High Watermark Fund Class C shares for Class C shares of one or more different funds distributed by the Distributor, you will be subject to that new fund's Class C conversion feature, if any, and will not be credited with the time you held the High Watermark Fund shares.

A shareholder who acquires Class C shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class C shares to Class A.

Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE


Shares of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00p.m. Eastern time). The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

The Fund's liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income are paid annually. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES


Each Fund intends to remain qualified and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. Federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4%excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. It is not anticipated that any portion of such dividends will qualify for either the 15% maximum rate on qualified dividends and/or the corporate dividends received deduction.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is currently 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum U.S. Federal tax rate ofd 15%. A distribution is treated as qualified dividend income to the extent that the Fund receives divided income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.


The timing and character of payments made pursuant to the Master Agreement is not free from doubt. In addition, interpretative guidance and/or changes in law could affect the timing and character of payments made pursuant to the Master Agreement.


Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder's adjusted tax basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15% if such shares were held for more than one year). In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.


Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that a Fund may purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market").


A portion of each Fund's transactions in futures contracts may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides rules with respect to straddles, such as:
(i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.


Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

A Fund may be required to backup withhold U.S. Federal income tax (currently at the rate of 28%) of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.



                                RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.


TAX-SHELTERED CUSTODIAL ACCOUNTS


Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION ("SARSEP")

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA")

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

Roth IRAs were  introduced by the Taxpayer  Relief Act of 1997.  Generally under
Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.


COVERDELL EDUCATIONAL SAVINGS ACCOUNTS

Educational Savings Plans were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.


                              DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Four series of shares of the Trust have been authorized pursuant to the Declaration of Trust, three of which are currently offered to shareholders: 2010 High Watermark Fund, 2015 High Watermark Fund, and 2020 High Watermark Fund. Each Fund has two classes designated as Class A and Class C shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable. Also, a shareholders' meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Funds are  identical in all  respects,  except that
(i) each class may bear differing  amounts of certain  class-specific  expenses,
(ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) except for the 2010 High Watermark Fund, Class C shares convert automatically to Class A shares on the first business day of the month approximately eight years after the purchase of such Class C shares, (v) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SAMFs. All shares of a Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE


         The following is the offering price calculation for each Class of shares of the Fund, based on the value of each Fund's net assets and number of shares outstanding on October 31, 2005.

-------------------------------------------------------------------------------
                                                2010 HIGH WATERMARK FUND
-------------------------------------------------------------------------------
                                               Class A         Class C+
-------------------------------------------------------------------------------
Net Assets............................       $134,161,411    $145,974,671
-------------------------------------------------------------------------------
Number of Shares
Outstanding ..........................        13,130,696      14,364,864
-------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of
shares) ..............................          $10.22          $10.16
-------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75%
of offering price (6.10% of net asset
value per share)* ....................           $0.62             -
-------------------------------------------------------------------------------
Offering Price........................          $10.84          $10.16
-------------------------------------------------------------------------------


--------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

+ Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

-------------------------------------------------------------------------------
                                               2015 HIGH WATERMARK FUND
-------------------------------------------------------------------------------
                                               Class A         Class C+
-------------------------------------------------------------------------------
Net Assets............................       $58,349,741     $32,569,407
-------------------------------------------------------------------------------
Number of Shares
Outstanding ..........................        5,460,715       3,065,499
-------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of
shares) ..............................          $10.69          $10.62
-------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75%
of offering price (6.10% of net asset
value per share)* ....................           $0.65            -
-------------------------------------------------------------------------------
Offering Price........................          $11.34          $10.62
-------------------------------------------------------------------------------


---------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

+ Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.



------------------------------------------------------------------------------
                                               2020 HIGH WATERMARK FUND
------------------------------------------------------------------------------
                                               Class A        Class C+
------------------------------------------------------------------------------
Net Assets............................       $22,846,538     $9,007,567
------------------------------------------------------------------------------
Number of Shares
Outstanding ..........................        2,105,529       834,870
------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of
shares) ..............................         $10.85         $10.79
------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75%
of offering price (6.10% of net asset
value per share)* ...................           $0.66             -
------------------------------------------------------------------------------
Offering Price........................         $11.51         $10.79
------------------------------------------------------------------------------


---------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

+ Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


REPORTS TO SHAREHOLDERS

The Trust sends audited annual and unaudited semi-annual reports to shareholders of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP, serves as the Trust's independent registered public accounting firm and in that capacity examines the annual financial statements of the Funds. The firm of Dechert LLP, 30 Rockefeller Plaza, New York, NY 10112, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2005 annual report to shareholders. The annual report may be obtained at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

                                    APPENDIX

                     BOND, NOTE AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF APPLICABLE MOODY'S CORPORATE BOND RATINGS

           AAA          Bonds  rated Aaa are  judged to be of the best  quality.
                        They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           AA Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

NOTE: Moody's may apply numerical modifiers 1, 2 and 3 to issues rated Aa to denote relative strength within such classification. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa rating category.

DESCRIPTION OF APPLICABLE MOODY'S NOTE RATINGS

           MIG 1 Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

           MIG 2 Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.



DESCRIPTION OF APPLICABLE MOODY'S COMMERCIAL PAPER RATINGS

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities

Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

                  o      Leading market positions in well established industries
                  o      High rates of return on funds employed
                  o Conservative capitalization structures with moderate reliance on debt and ample asset protection
                  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation
                  o      Well-established   access   to  a  range  of  financial
                         markets and assured sources of alternate liquidity.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors  considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent Trust and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF APPLICABLE S&P'S RATING SERVICES, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("S&P") BOND RATINGS

An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA        Debt  rated  AAA has the  highest  rating  assigned  by S&P.
                    Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         Plus (+) or minus (-): The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         PROVISIONAL RATINGS:

         P The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
                    Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         *          Continuance of the rating is contingent  upon S&P receipt of
                    an  executed  copy  of  the  escrow   agreement  or  closing
                    documentation confirming investments and cash flows.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

APPLICABLE BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated "AAA" or "AA" (commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF APPLICABLE S&P NOTE RATINGS

         SP-1 The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics.

         SP-2 An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

DESCRIPTION OF APPLICABLE S&P COMMERCIAL PAPER RATINGS.

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                AIG SERIES TRUST

                            2010 HIGH WATERMARK FUND
                            2015 HIGH WATERMARK FUND
                            2020 HIGH WATERMARK FUND
                                (CLASS I SHARES)


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2006




Harborside Financial Center                                General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, NJ  07311-4992                                       (800) 858-8850




AIG Series Trust (the "Trust") is a mutual fund consisting of six funds, three of which are currently offered to shareholders through this Statement of Additional Information: 2010 High Watermark Fund, 2015 High Watermark Fund and 2020 High Watermark Fund (each a "Fund" and, collectively, the "Funds"). The Funds have identical investment goals and investment strategy, but each has a different Protected Maturity Date. This Statement of Additional Information relates only to Class I shares of each Fund.

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated February 28, 2006. To obtain a Prospectus, free of charge, please call the Trust at (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


THE TRUST......................................................................1

INVESTMENT OBJECTIVES AND POLICIES.............................................1

INVESTMENT RESTRICTIONS.......................................................13

TRUSTEES AND OFFICERS.........................................................14

MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
         DISTRIBUTOR AND ADMINISTRATOR........................................22

INFORMATION ABOUT THE PORTFOLIO MANAGERS......................................24

DISCLOSURE OF THE PORTFOLIO HOLDINGS POLICIES AND PROCEDURES..................29

FUND TRANSACTIONS AND BROKERAGE...............................................33

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES...........................35

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................36

EXCHANGE PRIVILEGE............................................................36

DETERMINATION OF NET ASSET VALUE..............................................37

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................38

RETIREMENT PLANS..............................................................42

DESCRIPTION OF SHARES.........................................................44

ADDITIONAL INFORMATION........................................................45

FINANCIAL STATEMENTS..........................................................45

APPENDIX ....................................................................A-1

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, AIG SunAmerica Asset Management Corp. ("SunAmerica" or "SAAMCo") or AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This
Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE TRUST


The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), was organized as a Delaware statutory trust on December 31, 2003. The Trust consists of six series, three of which are currently offered to shareholders through this Statement of Additional Information: 2010 High Watermark Fund, 2015 High Watermark Fund, 2020 High Watermark Fund. On November 30, 2004, the Board of Trustees of the Trust authorized the offering of Class I shares for all Funds. Each Fund offers three classes of shares - Class A, Class C and Class I shares. On September 26, 2005, the Board of Trustees authorized the establishment of the Long Horizon Fund and Short Horizon Income Fund, Class A and Class C shares of which commenced offering on December 27, 2005. As of the date of this Statement of Additional Information the Long Horizon Fund and the Short Horizon Income Fund offers two classes of shares - Class A and Class C shares. The Long Horizon Fund and Short Horizon Income Fund are offered through a separate prospectus and statement of additional information.



All of the Funds are diversified within the meaning of the Investment Company Act. SunAmerica serves as investment manager for all of the Funds. As described in the Prospectus, SunAmerica has retained Trajectory Asset Management LLC ("Adviser" or "Trajectory") to provide advisory services to the Funds.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment goals and policies of each Fund are described in the Prospectus. Certain types of securities in which each Fund may invest and certain investment practices each Fund may employ, which are described in the Prospectus, are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise. Additional information is also provided about the strategies that the Funds can use to try to achieve their objectives. Unless otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders.

MASTER AGREEMENT. Each Fund undertakes (the "Payment Undertaking") that on the Protected Maturity Date each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution ("Protected High Watermark Value"). Thus, after the payment of each dividend or distribution, a new
Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions and any extraordinary expenses. The Payment Undertaking is backed by the Master Agreement between the Trust, on behalf of the Funds and Prudential Global Funding, Inc. ("PGF"), under which PGF will pay to each Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met.

The terms of the Master Agreement prescribe certain investment parameters within which the Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of fixed income and equity exposures in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity futures position when it otherwise would not be in the shareholders' best interests or at a time when the Adviser otherwise would not recommend doing so.

The audited financial statements of Prudential Financial, Inc., PGF's parent company ("Prudential Financial"), for the period ended December 31, 2003, filed on Form 10-K with the Securities and Exchange Commission ("SEC") on March 10, 2004, are incorporated herein by reference. PGF's audited financial statements for the period ended December 31, 2005, will be filed, as an exhibit, to a subsequent post-effective amendment.

INVESTMENTS RESTRICTIONS UNDER MASTER AGREEMENT. To avoid losing the benefits of the Master Agreement, the Fund is subject to conditions of the Master Agreement that require the Adviser to make investment allocation decisions based on mathematical formulae and within certain investment parameters. This limitation is designed to reduce, but does not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on the Protected Maturity Date. Accordingly, the Master Agreement could limit the Adviser's ability to respond to changing market conditions during the Investment Period. If the Adviser fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Master Agreement, PGF may terminate the Payment Undertaking, exercise its right to instruct the Adviser to immediately allocate the Fund's assets entirely to fixed income securities or deliver to the Fund's custodian instructions requiring the custodian to immediately allocate all of the Fund's assets to fixed income securities. If PGF were to exercise the right to have all of the Fund's assets invested in fixed income securities, the Fund's ability to participate in upward equity market movements could be eliminated.

RISK OF DEFAULT. If the closing NAV of a Fund is less than the Fund's Protected High Watermark Value, a shareholder's ability to receive the Protected High Watermark Value depends on the financial condition of PGF and Prudential Financial. The Master Agreement is an obligation that runs solely to the Funds, not to the Funds' shareholders, and shareholders would not be expected to have any recourse against PGF under the Master Agreement. The Master Agreement is solely an obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if the Fund's investment strategy is otherwise unsuccessful and PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, under the Master Agreement. In this event, the Fund's Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board is under no obligation to replace PGF or otherwise find a substitute provider. In such circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person other than Prudential Financial is obligated to make up any shortfall in the event PGF defaults on its obligations under the Master Agreement and the Fund's assets are insufficient to redeem the Fund's shares for the Protected High Watermark Value on the Protected Maturity Date. PGF may also assign its obligations under the Master Agreement to an affiliate, provided that Prudential Financial guarantees the obligations of the affiliate. PGF may only assign its obligations under the Master Agreement to a non-affiliate if the Board and the Adviser have consented to the assignment.

The availability of the Payment Undertaking on the Protected Maturity Date is conditioned upon the Fund satisfying its obligations under the Master Agreement. Should the Fund fail to satisfy its obligations under the Master Agreement, PGF may be permitted to terminate the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Protected Maturity Date. In addition, the availability of the Master Agreement on the Protected Maturity Date is conditional upon the Adviser and the Fund's custodian providing certain information to PGF. If the Adviser or the custodian fails to provide this information, PGF may require the Fund to invest exclusively in fixed income securities, which will eliminate the Fund's ability to participate meaningfully in upward equity market movements.

EARLY FUND TERMINATION. The Board of Trustees of AIG Series Trust may at anytime determine to liquidate a Fund, particularly if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time. Because early liquidation in this circumstance would involve returning to shareholders the then-current NAV for their shares rather than the Protected High Watermark Value, the Board would consider the relationship between the two amounts in making its determination.

PGF may determine to liquidate a Fund if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time. However, PGF may not liquidate a Fund for this reason without honoring its obligations to protect the High Watermark Value.

RISK OF DEFAULT OF PGF AND PRUDENTIAL FINANCIAL. It is possible that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. The Master Agreement is solely the obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations under the Master Agreement. In this event, the Fund's Board of Trustees could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board may not be able to locate a replacement counterparty and is under no obligation to do so. In these circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person is obligated to make up any shortfall in the event PGF and Prudential Financial default on their obligations under the Master Agreement and the Fund's assets are insufficient to redeem the Fund's shares for the Protected High Watermark Value on the Protected Maturity Date. The Master Agreement is an obligation that runs solely to the Funds, not to the Funds' shareholders, and shareholders would not be expected to have any recourse against PGF or Prudential Financial under the Master Agreement. The audited financial statements of PGF and Prudential Financial are available free of charge upon request by calling the Trust at
(800) 858-8850.


U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States government. All of the foregoing are referred to collectively as "U.S. government securities." Securities issued or guaranteed by agencies or instrumentalities are supported by (i) the full faith and credit of the United States; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Holdings of securities issued by U.S. government-sponsored agencies and instrumentalities must be rated AAA by Standard & Poor's Rating Service ("S&P") and Aaa by Moody's Investors Service ("Moody's") at the time of purchase and may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations in the event of an Early Closure Condition, as discussed in the Prospectus. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's NAVs will be affected by those fluctuations.

ZERO-COUPON SECURITIES ISSUED BY THE U.S. TREASURY. The Funds may invest in zero-coupon securities issued by the U.S. Treasury. Zero-coupon U.S. government securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell securities to maintain liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

Initially the Funds will hold a fixed income portfolio consisting primarily of zero-coupon and coupon-bearing government securities maturing within one year of the Funds' respective Protected Maturity Dates, but no later than 5 days prior to the Funds' Protected Maturity Dates, and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements. The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

ZERO-COUPON BONDS ISSUED BY GNMA, FNMA AND FHLMC. In addition, the Funds may invest in zero-coupon bonds issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Association ("FHLMC"), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody's at the time of purchase.

COUPON BEARING U.S. GOVERNMENT SECURITIES. Each Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS. In addition to the U.S. government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

MONEY MARKET INSTRUMENTS. The following is a brief description of the types of U.S. dollar denominated money market securities in which the Funds can invest. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They must be rated in the highest rating categories by Moody's or S&P, or other rating organizations whose ratings are described in the Appendix. They may have fixed, variable or floating interest rates, but a Fund will not invest in any instrument that will mature after its Protected Maturity Date. The Funds may invest in the following money market instruments:
U.S. GOVERNMENT SECURITIES. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, described above.

BANK OBLIGATIONS. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion. "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers'  acceptances   typically  arise  from  short-term  credit  arrangements
designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

COMMERCIAL PAPER. The Funds can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation. A Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is rated in the two highest categories by S&P and by Moody's.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

BORROWING. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements involving securities issued by the U.S. government or agencies or instrumentalities thereof and with selected banks and securities dealers whose financial condition is monitored by the Adviser. In these agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, but no longer than seven days. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of the transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses (i) to dispose of the right to acquire a when-issued security prior to its acquisition or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities. In lending its securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of these loans is that a Fund continues to receive the interest on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

SPECIAL RISK FACTORS. In the case of bank obligations not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, a Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest. A Fund's investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities.

FUTURES CONTRACTS. The Funds may invest in S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange (CME). The Funds use S&P 500 Index futures contracts to generate equity market exposures. By buying and rolling these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index. By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

While the use of S&P 500 Index futures contracts by the Funds can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin posted by the Funds pursuant to the contracts. In addition, although the Funds intend to purchase or sell futures contracts on the CME where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a future investment position when it wanted to do so.

Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when a Fund purchases a future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of each Fund, each Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act (the "CEA") and is not subject to registration or regulation as such under the CEA. Pursuant to the same rule adopted by the CFTC, there are no limitations on the amount of futures trading in which each Fund can engage.

PUT AND CALL OPTIONS ON SECURITIES INDICES. Each Fund may invest in put and call options in S&P 500 Cash Index option contracts listed on the Chicago Board of Options Exchange ("CBOE") and the CME, as well as put and call options on S&P 500 Index futures listed on the CBOE and the CME. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract. For example, where a decrease in the value of the Fund's portfolio is anticipated as a result of a projected market-wide decline, a Fund could, in lieu of selling a futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

OTHER DERIVATIVES STRATEGIES. In the future, each Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

SHORT SALES. Each Fund may engage in short sales in S&P 500 Index call options listed on the CBOE and options on S&P 500 Index futures traded on the CME. A short sale is the sale of an investment that a Fund does not own or any sale that is consummated by the delivery of an investment borrowed by, or for the account of, the Fund. In order to deliver the investment to the purchaser, the Fund will borrow the investment, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by purchasing equivalent investments on the open market, or by using an equivalent investment it already owned, and returning the investment to the lender. The price at such time may be more or less than the price at which the investment was sold by the Fund. Until the investment is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the investment, the Fund also may be required to pay a premium, which would increase the cost of the investment sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed investment, the Fund will either (A) segregate and maintain daily, cash or liquid investments, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the investment sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the investment at the time it was sold short, or (B) hold an offsetting long position in the same security equal to the amount of the investment sold shortA Fund will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Fund replaces the borrowed investment. A Fund will realize a gain if the investment declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an investment. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. In these transactions, the Fund sells a security or commodities contract it does not own in anticipation of a decline in the market value of the security or commodities contract. To complete the transaction, the Fund must borrow the security or commodities contract to make delivery to the buyer. The Fund is obligated to replace the security or commodities contract borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security or commodities contract was sold by the Fund, which would result in a loss or gain, respectively.

A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

                             INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

         Under the following fundamental restrictions, NO FUND MAY:

               1. issue senior securities or borrow money or pledge its assets, except as permitted under the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

               2. concentrate its investments in a particular industry, as that term is used in the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

               3. buy or sell commodities or commodity contracts (except financial futures and Options on financial futures as described under "Investment Objectives and Policies" above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

               4. act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

               5. purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund's total assets, more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

               6. make loans except as permitted under the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote. EACH FUND MAY NOT:

               7. purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

               8. make investments for the purpose of exercising control or management;

               9. invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities; and

               10. invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

                              TRUSTEES AND OFFICERS

The following table lists the Trustees and executive officers of the Trust, their date of birth, current positions held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Series, Inc., SunAmerica Money Market Funds and the Trust. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

TRUSTEES AND OFFICERS OF THE TRUST



----------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                        Position(s)                                              Complex
Name and Date of        Held with    Length of Time     Principal Occupation     Overseen by    Other Directorships
Birth                   Trust        Served(1)          during the last 5 years  Trustee(2)     Held by Trustee(3)
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED
TRUSTEES

Jeffery S. Burum        Trustee      2004 to Present    Founder and CEO of       52             None
February 27, 1963                                       National Housing
                                                        Development
                                                        Corporation (January
                                                        2000 to present);
                                                        Founder, Owner and
                                                        Partner of Colonies
                                                        Crossroads, Inc.
                                                        (January 2000 to
                                                        present); Owner and
                                                        Managing Member of
                                                        Diversified Pacific
                                                        Development Group, LLC
                                                        (June 1990 to
                                                        present).
----------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven    Trustee      2004 to Present    Retired                  91             Director, A.G. Belo
October 6, 1945                                                                                 Corporation (1992 to
                                                                                                present); Director,
                                                                                                Sysco Corporation
                                                                                                (1996 to present);
                                                                                                Director, Luby's Inc.
                                                                                                (1998 to present)
                                                                                                Director, University
                                                                                                of Texas Board of
                                                                                                Regents, (2001 to
                                                                                                present)..
----------------------------------------------------------------------------------------------------------------------
William F. Devin        Trustee      2004 to Present    Retired                  91             Member of the Board
December 30, 1938                                                                               of Governors, Boston
                                                                                                Stock Exchange
                                                                                                (1985-present).
----------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat     Chairman     2004 to Present    Attorney, solo           52             Director, North
March 7, 1940           of the                          practitioner                            European Oil Royalty
                        Board                                                                   Trust.

----------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman       Trustee      2004 to Present    Associate, Corcoran      52             None
May 10, 1943                                            Group (Real Estate)
                                                        (2003 tot Present);
                                                        President  and Member of
                                                        Managing Directors, Beau
                                                        Brummel-SoHo LLC
                                                        (licensing of menswear
                                                        specialty retailing and
                                                        other activities) (June
                                                        1988 to present)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                        Position(s)                                              Complex
Name and Date of        Held with    Length of Time     Principal Occupation     Overseen by    Other Directorships
Birth                   Trust        Served(1)          during the last 5 years  Trustee(2)     Held by Trustee(3)
----------------------------------------------------------------------------------------------------------------------
William J. Shea         Trustee      2004 to Present    President and CEO,       52             Chairman of the
DOB: February 9, 1948                                   Conseco, Inc.                           Board, Royal and
                                                        (Financial Services)                    SunAlliance U.S.A.,
                                                        (2001 to 2004);                         Inc., (March 2005 to
                                                        Chairman of the Board                   present); Director,
                                                        of Centennial                           Boston Private
                                                        Technologies, Inc.                      Financial Holdings
                                                        (1998 to 2001); Vice                    (October 2004 to
                                                        Chairman, Bank Boston                   present)
                                                        Corporation (1993 to
                                                        1998)
----------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR

Peter A. Harbeck(4)     Trustee      2004 to Present    President, CEO and       100            N/A
January 23, 1954                                        Director, SAAMCo
                                                        (August 1995 to
                                                        present); Director,
                                                        SACS (August 1993 to
                                                        present); President
                                                        and CEO, AIG Advisor
                                                        Group, Inc. (June 2004
                                                        to present).
----------------------------------------------------------------------------------------------------------------------
OFFICERS

Donna M. Handel         Treasurer    2004 to Present    Senior Vice President,   N/A            N/A
June 25, 1966                                           SAAMCo (December 2004
                                                        to present); Vice
                                                        President, SAAMCo
                                                        (August 1997 to
                                                        December 2004).;
                                                        Assistant Treasurer,
                                                        SAAMCo (1993 to 2002)
----------------------------------------------------------------------------------------------------------------------
Vincent Marra           President    2004 to Present    Senior Vice President    N/A            N/A
DOB: May 28, 1950                                       and Chief Operating
                                                        Officer, SAAMCo
                                                        (February 2003 to
                                                        Present); Chief
                                                        Administrative
                                                        Officer, Chief
                                                        Operating Officerand
                                                        Chief Financial
                                                        Officer, Carret & Co.
                                                        LLC (June 2002 to
                                                        February 2003);
                                                        President and Chief
                                                        Operating Officer,
                                                        Bowne Digital
                                                        Solutions (1999 to May
                                                        2002)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                        Position(s)                                              Complex
Name and Date of        Held with    Length of Time     Principal Occupation     Overseen by    Other Directorships
Birth                   Trust        Served(1)          during the last 5 years  Trustee(2)     Held by Trustee(3)
----------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler     Secretary    2005 to present    Senior Vice President    N/A            N/A
DOB: November 17, 1966                                  and General Counsel,
                                                        SAAMCo (June 2005 to
                                                        present); Vice President
                                                        and  Director of U.S.
                                                        Asset Management
                                                        Compliance, Goldman
                                                        Sachs Asset Management
                                                        (June 2004 to June
                                                        2005);  Deputy General
                                                        Counsel, Credit Suisse
                                                        Asset Management (June
                                                        2002 to  June 2004):
                                                        Counsel, Credit Suisse
                                                        Asset Management
                                                        (January 2000 to June
                                                        2002).
----------------------------------------------------------------------------------------------------------------------



(1) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on page 18.


(2) The "Fund Complex" consists of all registered investment companies for which SunAmerica or an affiliated person of SAAMCo serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), the Trust (6 funds), Anchor Series Trust ("AST") (9 portfolios) , SunAmerica Senior Floating Rate Fund, Inc. ("SASFR") (1 fund) SunAmerica Focused Alpha Growth Fund, Inc. ("FGF") (1 fund); SunAmerica Focused Alpha large-Cap Fund, Inc. ("FGI") (1 fund), VALIC Company I (22 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) ("SAST"), Seasons Series Trust (24 portfolios).


(3) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the Investment Company Act, (other than those listed under the preceding column).

(4) Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.


The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on directors of investment companies by the Investment Company Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica Inc.


TRUSTEE COMPENSATION AND COMMITTEES

         The Trust pays each Trustee who is not an interested person of the Trust or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($60,000 in annual compensation for the Chairman of the Board). In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as trustee to Anchor Series Trust ("AST") ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Trustee receives an annual amount of $5,000 ($7,500 for the Chairman of the Board) per fund for serving as a Trustee to the SunAmerica Focused Alpha Growth Fund, Inc. and the SunAmerica Focused Alpha Large-Cap Fund, Inc. Also, each Disinterested Director of SunAmerica Senior Floating Rate Fund ("SASFR") receives $900 per quarterly meeting attended ($1,350 for the Chairman of the Board). Each Disinterested Trustee of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman). Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.


         The Board of Trustee has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance.


         Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives $2,500 per meeting in compensation for serving on the Audit Committee of SAMF, AST and the Fund. Each member of the Committee receives a pro rata portion of the $2,500 per meeting fee, based on the relative net assets of the Fund. In addition, the Chairman receives a pro rata portion of $5,000 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Audit Committee. The Audit Committee met six times during the fiscal year ending October 31, 2005.


         The Nominating and Compensation Committee recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Nominating and Compensation Committee. There were two meetings of the Nominating and Compensation Committee during the fiscal year ending October 31, 2005.

         The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund's Principal Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Code, as appropriate. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Ethics Committee. The Ethics Committee met one time during the fiscal year ending October 31, 2005.

         The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. The Governance Committee has met three times during the fiscal year ending on October 31, 2005.

         The Trustees of the SunAmerica Equity Funds have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the
"Retirement Plan") effective January 1, 1993 for the Disinterested Trustees.. The Retirement Plan provides generally that if a Disinterested Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SAMF (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%.

TRUSTEE OWNERSHIP OF FUND SHARES


         The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2005.


DISINTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                  REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN BY
                                             DOLLAR RANGE OF EQUITY               TRUSTEE IN FAMILY OF
        NAME OF TRUSTEE                      SECURITIES IN THE FUND              INVESTMENT COMPANIES(2)
----------------------------------------------------------------------------------------------------------------
Jeffery S. Burum                         2010 High Watermark Fund: Over               Over $100,000
                                                    $100,000
----------------------------------------------------------------------------------------------------------------
Dr. Judith K. Craven None None
----------------------------------------------------------------------------------------------------------------
William F. Devin                                      None                         $ 50,001 - $100,000
----------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                                   None                           $10,001-$50,000
----------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                                     None                              $1-10,000
----------------------------------------------------------------------------------------------------------------
William J. Shea                                       None                                None
----------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                  REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN BY
                                             DOLLAR RANGE OF EQUITY               TRUSTEE IN FAMILY OF
        NAME OF TRUSTEE                      SECURITIES IN THE FUND              INVESTMENT COMPANIES(2)
----------------------------------------------------------------------------------------------------------------
Peter A. Harbeck                                       None                            Over $100,000
--------------------------------------------------------------------------------------------------------------------

--------------------------------


(2)  Includes  the SAMF (42 funds),  AST (9  portfolios),  FGI (1 fund),  FGF (1 fund), SASFRF (1 fund), SAST (32 portfolios) and Seasons Series Trust (24 portfolios).


The following table sets forth information summarizing the compensation of each Disinterested Trustee for his services as Trustee for the fiscal year ended October 31, 2005. Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

                               COMPENSATION TABLE


--------------------------------------------------------------------------------
                                                                       TOTAL
                                                                   COMPENSATION
                                                                       FROM
                                      PENSION OR                    REGISTRANT
                                      RETIREMENT                      AND FUND
                         AGGREGATE     BENEFITS       ESTIMATED       COMPLEX
                       COMPENSATION   ACCRUED AS       ANNUAL         PAID TO
                           FROM      PART OF FUND   BENEFITS UPON    DIRECTORS/
        TRUSTEE            TRUST       EXPENSES      RETIREMENT**    TRUSTEES***
--------------------------------------------------------------------------------
Jeffery S. Burum          $1,199          $0          $55,844        $71,917
--------------------------------------------------------------------------------
Judith K. Craven++        $1,166       $90,695        $151,845       $160,367
--------------------------------------------------------------------------------
William F. Devin++        $1,213       $129,760       $126,671       $163,567
--------------------------------------------------------------------------------
Samuel M. Eisenstat+      $1,667       $44,537        $108,318       $143,675
--------------------------------------------------------------------------------
Stephen J. Gutman         $1,205       $43,295        $134,982       $103,650
--------------------------------------------------------------------------------
William J. Shea           $1,210          $0          $62,545        $98,233
--------------------------------------------------------------------------------




** Assumes the participant elects to receive benefits in 15 yearly installments for the SAMF and AST Retirement Plans and 10 yearly installation for VALIC Company I and VALIC Company II Retirement Plans.



*** Information is as of 10/31/05 for the investment companies in the complex that pay fees to these trustees. The complex consists of the SAMF, AST, SASFR, FGF, FGI, VALIC Company I and VALIC Company II.



++       Dr. Craven and Mr. Devin are not trustees of AST.


+ Mr. Eisenstat receives additional compensation for serving as Chairman of some of the boards in the complex.


As of the date of this Statement of Additional Information, the Trustees and Officers of the Fund owned in the aggregate less than 1% of each series and each class of each series' total outstanding shares.


A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund. The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of February 15, 2006:


--------------------------------------------------------------------------------
2010 High Watermark Fund    VALIC Separate Account A,      Owner of Record 99%
Class I                     2929 Allen Parkway # A6-20,
                            Houston, TX 77019

--------------------------------------------------------------------------------
2015 High Watermark Fund    VALIC Separate Account A,      Owner of Record 99%
Class I                     2929 Allen Parkway # A6-20,
                            Houston, TX 77019

--------------------------------------------------------------------------------
2020 High Watermark Fund    VALIC Separate Account A,      Owner of Record 98%
Class I                     2929 Allen Parkway # A6-20,
                            Houston, TX 77019

--------------------------------------------------------------------------------

                 MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

AIG SUNAMERICA ASSET MANAGEMENT CORP.


SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as investment adviser to the Funds pursuant to the Investment Advisory and Management Agreement dated June 3, 2004 (the "Advisory Agreement") with the Trust, on behalf of each Fund, renewal of which was approved by the Board of Trustees on August 31, 2005 SunAmerica is an indirect wholly owned subsidiary of AIG Retirement Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). As of December 31, 2005, SunAmerica managed, advised and/or administered approximately $44.7 billion of assets.


AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

Under the Advisory Agreement, SunAmerica provides various administrative services and supervises the business affairs of each Fund, subject to general review by the Trustees. SunAmerica has delegated portfolio management to Trajectory Asset Management LLC (the "Adviser").


SunAmerica has retained the Adviser to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated June 3, 2004 (the "Subadvisory Agreement") renewal of which was approved by the Board of Trustees on August 31, 2005. Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica's duties, as discussed below.


Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or cause to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and Statements of Additional Information with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

As compensation for its services to the Funds, each Fund will pay SunAmerica a management fee at the annual fee of .65% of average daily net assets. If a Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to .40% for the remainder of the Investment Period.

SunAmerica has contractually agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of the percentage of assets of Class I shares for each applicable Fund. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

ADVISORY FEES


The following table sets forth the total advisory fees incurred by each Fund pursuant to the Advisory Agreement for the fiscal years ended October 31, 2005 and 2004.

---------------------------------------------------------------------------
FUND                                     ADVISORY FEES*
---------------------------------------------------------------------------
                                 2005                     2004
---------------------------------------------------------------------------

2010 High Watermark Fund     $ 1,498,411                $ 95,847
---------------------------------------------------------------------------

2015 High Watermark Fund     $   397,937                $ 16,363
---------------------------------------------------------------------------

2020 High Watermark Fund     $   140,347                $  6,155
---------------------------------------------------------------------------

* Without giving effect to fee waivers.


EXPENSE REIMBURSEMENTS


The following table sets forth the expense reimbursements other than advisory fees made to the Funds by SunAmerica for the fiscal years ended October 31, 2005.

EXPENSE REIMBURSEMENTS

                    2005

------------------------------------------
          FUND                   CLASS I
------------------------------------------
2010 High Watermark Fund        $ 41,554
------------------------------------------
2015 High Watermark Fund        $ 32,146
------------------------------------------
2020 High Watermark Fund        $ 17,981
------------------------------------------

Certain of the expense reimbursements are subject to potential recoupment by SunAmerica. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.



ADVISER

The Funds are subadvised by Trajectory Asset Management LLC, located at 150 East 52nd Street, New York, NY 10022, which is responsible for investment decisions for the Funds.

The Adviser was retained by SunAmerica to manage the investment portfolio of the
Funds,   pursuant  to  the  Subadvisory   Agreement  dated  June  3,  2004  (the
"Subadvisory Agreement").

The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates.

For work performed as the subadviser on the Funds, the Adviser shall receive forty-three percent (43%) of the net management fee. Net management fee will be calculated monthly as the gross management fee less any fund reimbursement made by SunAmerica. For a period not to exceed two years from the inception of the Trust, if the cumulative monthly subadvisory fees are less than fifteen basis points (.15%) of the Trust's assets, the Adviser will receive a monthly draw of ..15% on composite net assets within the Trust. For example, if in a given month the subadvisory fees amount to .12%, then the Adviser would draw an additional ..03% for a total of .15% for that month. Future subadvisory fees will be offset by the amount previously paid that exceeded the subadvisory fees earned, until such time that the excess is recouped by SunAmerica.

SUBADVISORY FEES


         The following table sets forth the total subadvisory fees incurred by each Fund pursuant to the Subadvisory Agreement for the fiscal years ended October 31, 2005 and 2004.

--------------------------------------------------------------------------------
FUND                                         SUBADVISORY FEES
--------------------------------------------------------------------------------
                                         2005
--------------------------------------------------------------------------------

2010 High Watermark Fund              $ 582,419
--------------------------------------------------------------------------------

2015 High Watermark Fund              $ 121,379            $ 3,776
--------------------------------------------------------------------------------

2020 High Watermark Fund              $  32,388            $ 1,420
--------------------------------------------------------------------------------


INFORMATION ABOUT TRAJECTORY ASSET MANAGEMENT LLC'S PORTFOLIO MANAGERS

         The Adviser's team of portfolio managers led by John M. Ocampo are primarily responsible for the daily management of the Funds' portfolios. The other members of the Adviser's team are Kim H. Erle and Jiayi Li. Two of the Funds' portfolio managers, Juan

Ocampo and Kim Erle, are the sole indirect members of the Adviser (the "Members"). The members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser's overall profitability.

         Jiayi Li's compensation consists of a fixed salary and discretionary bonus and retirement plan contributions. The bonus and retirement plan contributions she may receive are not directly tied to the Funds' performance, but instead are based on subjective factors as determined by the Members, including overall profitability of the Adviser.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

         The following table indicates the type (Registered Investment Company ("RIC"), Other Pooled Investments ("OPI"), and Other Accounts ("OA"), number of accounts, and total assets of the accounts which each Portfolio Manager had day-to-day responsibilities as of October 31, 2005.

--------------------------------------------------------------------------------
Name of Portfolio    Type of Account  Number of Accounts    Total Assets
Manager                                                     Managed in
                                                            Accounts

--------------------------------------------------------------------------------
Juan O'Campo         RIC              0                     N/A

                     -----------------------------------------------------------
                     OPI              4                     $20,000,000

                     -----------------------------------------------------------
                     OA               0                     N/A

--------------------------------------------------------------------------------
Kim Erle             RIC              0                     N/A

                     -----------------------------------------------------------
                     OPI              4                     $20,000,000

                     -----------------------------------------------------------
                     OA               0                     N/A

--------------------------------------------------------------------------------
Jiayi Li             RIC              0                     N/A

                     -----------------------------------------------------------
                     OPI              4                     $20,000,000

                     -----------------------------------------------------------
                     OA               0                     N/A

--------------------------------------------------------------------------------

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

  The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2005.

--------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                                    EQUITY SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                       COMPANIES MANAGED BY
                                          DOLLAR RANGE OF EQUITY                           SUNAMERICA
          NAME OF                        SECURITIES IN THE FUND(1)
     PORTFOLIO MANAGER
--------------------------------------------------------------------------------------------------------------------
Juan Ocampo                     2010 High Watermark Fund $10,001 - $50,000               Over $ 100,000
                                2015 High Watermark Fund $10,001 - $50,000
                               2020 High Watermark Fund $ 10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------
Jiayi Li                                           None                                       None

--------------------------------------------------------------------------------------------------------------------
Kim Erle                        2020 High Watermark Fund $10,001 - $50,000              $10,001 - $50,000

--------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

         As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for other clients, ("Other Client Accounts") in addition to the Funds. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Fund and such Other Client Accounts.

o TRADE ALLOCATIONS. Conflicts may arise between a Fund and Other Client Accounts in the allocation of trades among a Fund and the Other Client Accounts, as the case may be. For example, the Adviser and/or Portfolio Managers may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Managers may take "short" positions in Other Client Accounts with respect to securities held "long" within a Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest. The Funds and the Adviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

o ALLOCATION OF PORTFOLIO MANAGERS' TIME. The Portfolio Managers' management of the Funds and Other Client Accounts may result in the Portfolio Managers devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and


-----------------------------------
(1) Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

     fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time the Portfolio Managers spend on the Funds or a single Other Client Account, the Adviser does periodically assess whether the Portfolio Managers have adequate time and resources to effectively manage all of such Portfolio Managers' accounts. In certain instances, Portfolio
     Managers  may be employed  by two or more  employers.  Where the  Portfolio
     Managers receive greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

o PERSONAL TRADING BY PORTFOLIO MANAGERS. The management of personal accounts by Portfolio Managers may give rise to potential conflicts of interest. While generally, SunAmerica's and the Adviser's Codes of Ethics will impose limits on the ability of the Portfolio Managers to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that SunAmerica's or the Adviser's Codes of Ethics will eliminate such conflicts.


PERSONAL SECURITIES TRADING

The Funds and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of a Fund or SunAmerica; (2) any director or officer of the Underwriter who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v)
short-term  trading  profits,  (vi)  gifts,  and (vii)  services  as a director.
Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the
Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of a Fund or SunAmerica during the quarter.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Funds. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Funds or SunAmerica.

THE DISTRIBUTOR

The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG SunAmerica Inc., to act as the principal underwriter in connection with the continuous offering of Class I shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees.


The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributors which are: Royal Alliance Associates, Inc., AIG Financial Advisors, Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp, AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation. Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.


The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act and the rules thereunder).

The Distributor serves a distributor of Class I shares and incurs the expenses of distributing the Class I shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Trust, on behalf of Class I shares of each Fund, has entered into a Service Agreement (the "Class I Service Agreement") with the Distributor to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Service Agreement, as compensation for services rendered, the Distributor receives a fee from a Fund of 0.25% of the daily net assets of the Fund's Class I Shares.

The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal year ended October 31, 2005.

DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

--------------------------------------------------------------------------------
FUND                                                     2005
--------------------------------------------------------------------------------
                                                       Class I
--------------------------------------------------------------------------------
2010 High Watermark Fund                               $ 23,139
--------------------------------------------------------------------------------
2015 High Watermark Fund                               $ 15,370
--------------------------------------------------------------------------------
2020 High Watermark Fund                               $  5,180
--------------------------------------------------------------------------------



THE ADMINISTRATOR

The Trust has entered into a service agreement ("Service Agreement"), under the terms of which AIG SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of AIG Retirement, Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Funds. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class I shares subject to review and approval by the Trustees. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

            The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are met, the Trust does not provide or permit others to provide information about the Funds' holdings on a selective basis.

            The Trust makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust's fiscal quarter.

            In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Trust's website, marketing communications (including printed advertising and sales literature), and/or the Trust's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

            Before  any  non-public  disclosure  of  information  about a Fund's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Fund's shareholders' best interest to disclose such information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. The Trust's Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Fund's shareholders and those of the Fund's investment advisers exist. If it is determined that the release of non-public portfolio holdings information is not in the shareholder's best interest, or that there is a conflict of interests between the Fund's shareholders and those of the Fund's investment adviser, the request will be denied. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason

            At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Funds and its shareholders.

            Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds' holdings:

    1. SUBADVISERS. Each subadviser is continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises.


    2. ERNST & YOUNG LLP ("E&Y"). E&Y is provided with entire portfolio holdings information during periods in which it performs its audits of the Funds' financial statements. E&Y does not disclose to third parties information regarding the Funds' holdings.

    3. STATE STREET BANK & TRUST COMPANY ("SSB&T"). SSB&T, as custodian to the Funds, has daily access to the entire holdings of each Fund. SSB&T does not disclose or release information regarding the Funds' holdings except as instructed by the Fund.

    4. LIPPER. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

    5. MORNINGSTAR. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

    6. STANDARD & POORS ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top
            10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

    7. BLOOMBERG. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen (14) days of its receipt.

    8. THOMPSON FINANCIAL. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.

    9. FINANCIAL PRINTERS. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

    10. INVESTMENT COMPANY INSTITUTE ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund's holding information publicly.

    11. PLEXUS GROUP AND ELKINS/MCSHERRY. SSB&T provides purchase and sale information with respect to the Fund's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause

    12. MANHATTAN CREATIVE PARTNERS D/B/A DILIGENT. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Boards online meeting materials.

    13. MARKETING FIRMS. Our Marketing Group provides portfolio holding information to the following marketing firms, PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven
            (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

    14. PRUDENTIAL GLOBAL FUNDING, INC. ("PGF") - (AIG SERIES TRUST ONLY). Fund Accounting provides PGF, a subsidiary of Prudential Financial, Inc., with entire portfolio holdings of the Funds on a daily basis.

    15. THE VANGUARD GROUP, INC. ("VANGUARD"). Vanguard is the administrator of AIG's 401K Plan. The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred
            Compensation Plan for the participating wholesalers of SAAMCo. SAAMCo's agreement with Vanguard includes confidentiality disclosure.


    16. INSITUTIONAL SHAREHOLDER SERVICES ("ISS"). ISS downloads weekly portfolio information (I.E. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Funds and is not publicly disclosed. SAAMCo's contract with ISS includes confidentiality disclosure.



                         FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions that exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit a Fund by improving the quality of the Adviser's investment advice. The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.


For the fiscal years ended October 31, 2005 and 2004, the Funds paid the following brokerage commissions amounts.

                                      2005

---------------------------------------------------------------------------------------------------------

                                                                                     Percentage of
                                                                                     Amount of
                                                                                     Transactions
                                                                Percentage of        Involving Payment
                       Aggregate            Amount Paid to      Commissions          of Commissions to
                       Brokerage            Affiliated          Paid to Affiliated   Affiliated
         Fund          Commissions          Broker-Dealers      Broker-Dealers       Broker-Dealers
---------------------------------------------------------------------------------------------------------
2010 High
Watermark              $ 34,084             $ -                 % -                  % -

---------------------------------------------------------------------------------------------------------
2015 High
Watermark              $  9,335             -                   -                    -

---------------------------------------------------------------------------------------------------------
2020 High
Watermark              -                    -                   -                    -

---------------------------------------------------------------------------------------------------------

                                      2004

---------------------------------------------------------------------------------------------------------

                                                                                     Percentage of
                                                                                     Amount of
                                                                                     Transactions
                                                                Percentage of        Involving Payment
                       Aggregate            Amount Paid to      Commissions          of Commissions to
                       Brokerage            Affiliated          Paid to Affiliated   Affiliated
         Fund          Commissions          Broker-Dealers      Broker-Dealers       Broker-Dealers
---------------------------------------------------------------------------------------------------------
2010 High
Watermark              $ 2,129              $ -                 -  %                 - %

---------------------------------------------------------------------------------------------------------
2015 High
Watermark              $ 703                -                   -                    -

---------------------------------------------------------------------------------------------------------
2020 High
Watermark              $ 249                -                   -                    -

---------------------------------------------------------------------------------------------------------


The following table sets forth each Fund's holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2005.

--------------------------------------------------------------------------------
Fund                             Broker Dealer          Amount ($)  Debt/Equity
                                                         (000's)
--------------------------------------------------------------------------------
2010 High Watermark Fund  State Street Bank & Trust Co.      $133      Debt

--------------------------------------------------------------------------------
2015 High Watermark Fund  State Street Bank & Trust Co.      $107      Debt

--------------------------------------------------------------------------------


               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Upon making an investment in shares of a Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Class I shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for the same class of shares of any other SAMF distributed by the Distributor, except for SunAmerica Senior Floating Rate Fund. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of a High Watermark Fund. Under this program, another fund's shares can be exchanged for shares of a High Watermark Fund, but shares of a High Watermark Fund cannot be exchanged for another fund's shares. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

An investor who exchanges out of one Fund and into another Fund does not "import" the Protected High Watermark Value from the first Fund; rather, the redemption extinguishes any entitlement to the first Fund's High Watermark Value and the purchase of the second Fund starts a new entitlement to the second Fund's Protected High Watermark Value if the shares are held to the second Fund's Protected Maturity Date.

Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE


Shares of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00p.m. Eastern time). The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

The Fund's liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income are paid annually. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES


Each Fund intends to remain qualified and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. Federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.


In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax-exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4%excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. It is not anticipated that any portion of such dividends will qualify for either the 15% maximum rate on qualified dividends and/or the corporate dividends received deduction.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is currently 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum U.S. Federal tax rate ofd 15%. A distribution is treated as qualified dividend income to the extent that the Fund receives divided income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.


The timing and character of payments made pursuant to the Master Agreement is not free from doubt. In addition, interpretative guidance and/or changes in law could affect the timing and character of payments made pursuant to the Master Agreement.


Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder's adjusted tax basis in the shares. . Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15% if such shares were held for more than one year). In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.


Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that a Fund may purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes("marked-to-market").


A portion of each Fund's transactions in futures contracts may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides rules with respect to straddles, such as:
(i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.


Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

A Fund may be required to backup withhold U.S. Federal income tax (currently at the rate of 28%) of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.


TAX-SHELTERED CUSTODIAL ACCOUNTS

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION ("SARSEP")

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA")

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

Roth IRAs were  introduced by the Taxpayer  Relief Act of 1997.  Generally under
Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.


COVERDELL SAVINGS ACCOUNTS

Educational Savings Plans were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18.. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.


Six series of shares of the Trust have been authorized pursuant to the Declaration of Trust, three of which are currently offered to shareholders through this Statement of Additional Information: 2010 High Watermark Fund, 2015 High Watermark Fund, and 2020 High Watermark Fund. Each Fund has a class designated as Class I. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable. Also, a shareholders' meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

         There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

REPORTS TO SHAREHOLDERS

The Trust sends audited annual and unaudited semi-annual reports to shareholders of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP, serves as the Trust's independent registered public accounting firm and in that capacity examines the annual financial statements of the Funds. The firm of Dechert LLP, 30 Rockefeller Plaza, New York, NY 10112, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2005 annual report to shareholders. The annual report may be obtained at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

                                    APPENDIX

                     BOND, NOTE AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF APPLICABLE MOODY'S CORPORATE BOND RATINGS

           AAA          Bonds  rated Aaa are  judged to be of the best  quality.
                        They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           AA Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

NOTE: Moody's may apply numerical modifiers 1, 2 and 3 to issues rated Aa to denote relative strength within such classification. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa rating category.

DESCRIPTION OF APPLICABLE MOODY'S NOTE RATINGS

           MIG 1 Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

           MIG 2 Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF APPLICABLE MOODY'S COMMERCIAL PAPER RATINGS

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities

Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

                  o      Leading market positions in well established industries
                  o      High rates of return on funds employed
                  o Conservative capitalization structures with moderate reliance on debt and ample asset protection
                  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation
                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors  considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent Trust and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF APPLICABLE S&P'S RATING SERVICES, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("S&P") BOND RATINGS

An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA         Debt  rated  AAA has the  highest  rating  assigned  by S&P.
                    Capacity to pay interest and repay principal is extremely strong.

        AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

        Plus (+) or minus (-): The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

        PROVISIONAL RATINGS:

        P The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

        L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
                    Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

        *           Continuance of the rating is contingent  upon S&P receipt of
                    an  executed  copy  of  the  escrow   agreement  or  closing
                    documentation confirming investments and cash flows.

        NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

APPLICABLE BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated "AAA" or "AA" (commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF APPLICABLE S&P NOTE RATINGS

        SP-1 The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics.

        SP-2 An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

DESCRIPTION OF APPLICABLE S&P COMMERCIAL PAPER RATINGS.

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days.

        A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.